[WESTCORE FUNDS LOGO]



                                 ANNUAL REPORT



May 31, 2000

WESTCORE EQUITY FUNDS

Westcore MIDCO Growth Fund
Westcore Growth and Income Fund
Westcore International Frontier Fund
Westcore Small-Cap Growth Fund
Westcore Select Fund
Westcore Blue Chip Fund
Westcore Mid-Cap Opportunity Fund
Westcore Small-Cap Opportunity Fund

WESTCORE BOND FUNDS

Westcore Long-Term Bond Fund
Westcore Intermediate-Term Bond Fund
Westcore Colorado Tax-Exempt Fund

Westcore Funds are managed by
Denver Investment Advisors LLC.

                               TABLE OF CONTENTS


SHAREHOLDER LETTER ........................................................    1

MANAGER'S OVERVIEW ........................................................    4

      Westcore MIDCO Growth Fund ..........................................    4

      Westcore Growth and Income Fund .....................................    8

      Westcore International Frontier Fund ................................   12

      Westcore Small-Cap Growth Fund ......................................   16

      Westcore Select Fund ................................................   20

      Westcore Blue Chip Fund .............................................   24

      Westcore Mid-Cap Opportunity Fund ...................................   28

      Westcore Small-Cap Opportunity Fund .................................   32

      Westcore Long-Term Bond Fund ........................................   36

      Westcore Intermediate-Term Bond Fund ................................   40

      Westcore Colorado Tax-Exempt Fund ...................................   44


FINANCIAL STATEMENTS ......................................................   48


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                           Annual Report May 31, 2000            [WESTCORE LOGO]

                               SHAREHOLDER LETTER


DEAR FELLOW SHAREHOLDER:


CONTINUED IMPROVEMENT IN PERFORMANCE

     We are happy to report that for the fiscal year ended May 31, 2000, most of the Westcore Funds outperformed, or were very close to their representative Lipper Mutual Fund Index of similar funds, which are described in further detail in each Fund's report. However, outperforming the appropriate benchmark indexes for each Fund continues to be a challenge. We have summarized the annual total return1 for the fiscal year ending May 31, 2000 of the Funds ranked highest to lowest, and indicated how each compared to the Lipper index of similar funds and the appropriate benchmark.

                                                         ANNUAL            ANNUAL
                                                     TOTAL RETURN(1)   TOTAL RETURN(1)
                                                           VS.               VS.
                                      FISCAL YEAR     LIPPER STYLE        BENCHMARK
                                     ENDED 5/31/00       INDEX*             INDEX
--------------------------------------------------------------------------------------
EQUITY FUNDS
Westcore Select                         134.33%**           +                 +
Westcore Small-Cap Growth                70.11%**           +                 +
Westcore Growth & Income                 44.88%             +                 +
Westcore MIDCO Growth                    35.63%             +                 -
Westcore Mid-Cap Opportunity             31.08%             +                 +
Westcore International Frontier          16.12%***          +                 +
Westcore Blue Chip                        1.01%             +                 -
Westcore Small-Cap Opportunity            0.20%             -                 -

BOND FUNDS
Westcore Intermediate-Term Bond           1.67%             +                 -
Westcore Long-Term Bond                   0.11%             +                 -
Westcore Colorado Tax-Exempt             (1.36)%            -                 -
--------------------------------------------------------------------------------------

  +  Outperformed index for the year ended May 31, 2000

  -  Underperformed index for the year ended May 31, 2000

  * Note: specific benchmarks and Lipper groups are shown in each Fund's report.

 **  Since inception October 1, 1999.

***  Since inception December 15, 1999.

(1) Annual total return represents past performance. Past performance is not indicative of future results. Performance information for periods of less than one year are less meaningful than longer performance history. Annual total return reflects reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, the Funds' annual total return would have been lower. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     For more complete performance information, including the average annual total returns for 1 year, 5 years, 10 years and since inception, please refer to the charts for each Fund contained in the Funds' reports. A significant portion of the Westcore Select, Small-Cap Growth, Growth and Income, Mid-Cap Opportunity and International Frontier Funds' returns were attributable to investments in Initial Public Offerings, additional information on which is contained in each Fund's report. It is possible that such performance may not be repeated in the future.


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


                               SHAREHOLDER LETTER


     The array of performance provides several messages. First, the year ended May 31, 2000, was a very unique time period given the large returns achieved for growth investing, particularly after several years of a bull market. We are pleased that our research-intensive approach was able to capture these returns. The year also included one of the best IPO markets in history, which several of our equity funds took advantage of to meaningfully enhance their returns. Second, our three new funds, the Westcore Select, Small-Cap Growth, and International Frontier Funds increased our offerings. We added these funds to take advantage of a broader market and to create exposure to additional investment styles that provide the opportunity for long-term outperformance. The early investment results support this, as you can see from the summary above. Third, while there was some broadening of the market towards small and mid-cap stocks, the environment for value investing remained difficult. This has been caused by the great strength in "New Economy" industries. However, we believe we may be entering a more level playing field which we talk about below.


MARKET AND ECONOMIC ENVIRONMENT

     During the calendar year 2000, we have seen two distinct market environments. After a strong fourth quarter in 1999, growth stocks continued to outperform through early March. At that time, the Federal Reserve's interest rate hikes caught up with the market and caused a meaningful correction. The brunt of this correction was focused on growth stocks, as their high valuations were unsustainable in the face of rising interest rates. It was then that we began to see better performance from value stocks whose valuations were already low compared to historical norms. We believe this is signaling the end of last year's blanket outperformance of "anything.com" stocks and that going forward company prospects and fundamentals which are supported by reasonable valuations will drive performance for both growth and value stocks.

     As for the overall market, we are now in a mode of "watching and waiting" to see if the Federal Reserve can successfully slow the economy enough to reduce inflation without creating a recession. The next few months will be a test, with simultaneous signs that the economy is slowing combined with difficult inflation comparisons as energy prices continue at high levels over the summer. We believe


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


                               SHAREHOLDER LETTER


that by fall, the Fed will succeed, due to both early Fed action and to the private economy's ability to produce exceptional productivity gains. Success would mean a soft landing for the economy with growth estimates near 4% and low inflation.

     In this environment, we believe that corporate profits should continue to grow nicely and stocks should continue to provide good performance, albeit likely at a slower pace than we have seen in the last 12 months. Contained inflation, along with continued government budget surpluses, may allow for eventually lower interest rates, providing good returns for bonds.

     In the following pages, each of the Funds' portfolio managers report on their performance and strategies. Investors in the Westcore Long-Term Bond and Intermediate-Term Bond Funds should note that we are restructuring these funds effective October 1, 2000. We are pleased with the upcoming changes, because we believe that the new funds will offer you bond investments that will better suit your investment needs. The Prospectus Supplement dated July 28, 2000 explains the changes in detail. For more information, visit www.westcore.com where you can also meet each of the portfolio managers and hear portfolio updates.

     We would like to thank all of our investors for your confidence in Westcore, and to especially welcome investors to the three new funds introduced last year.

     Sincerely,

          /s/ JACK D. HENDERSON              /s/ KENNETH V. PENLAND


                 [PHOTO]                              [PHOTO]
           Jack D. Henderson                 Kenneth V. Penland, CFA
                Chairman                             President


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


                               MANAGER'S OVERVIEW


WESTCORE MIDCO GROWTH FUND


FUND OBJECTIVE: Seeks To Maximize Long-Term Capital Appreciation By Investing Primarily In Medium-Sized Growth Companies.


          [PHOTO]

   /s/ TODGER ANDERSON

   Todger Anderson, CFA
Portfolio Manager, Westcore
     MIDCO Growth Fund


     Westcore MIDCO Growth Fund's total return for the fiscal year ended May 31, 2000 was 35.63%, compared to 43.72% for the Russell Midcap Growth Index and 33.86% for the Lipper Multi-Cap Growth Index. The year was challenging because of stock price volatility. Our investment performance came primarily from technology and biotech stocks that peaked early in March--then fell sharply, appearing to bottom early in May. During this period of decline from mid-March to the middle of May, the Nasdaq Index was down 41%--its second worst decline since its inception in the early '70's. We were ahead of our benchmark going into the decline. However, our stocks came down more in the decline and we ended the fiscal year behind the Russell Midcap Growth Index.

     We continue to have meaningful exposure to technology stocks in the portfolio. Vignette and Network Appliance are two holdings in our portfolio that illustrate how strong business is for many companies in this sector. Vignette makes software for companies needing a robust website, and its March quarter sales were up 500% over last year. Network Appliance makes high-performance network-attached storage devices, and sales for the March quarter were up 120% year-over-year. These companies--and many more in our portfolio--are experiencing remarkable growth which I expect to continue for the next few years.


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4                          Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


                                "...THE COUNTRY'S
                                ECONOMIC HEALTH
                                 IS STRONG AND
                                PROVIDING GROWTH
                                 OPPORTUNITIES
                                    FOR MANY
                                  MEDIUM-SIZED
                                  COMPANIES."


     In my mind, an important inflection point will be reached when 25% of Americans can get movies on demand on their television sets. Video is data intensive and will use an incredible amount of bandwidth and data storage. I expect that the rate of growth of the infrastructure build-out should peak at that point.

     Specialty retailing stocks, such as Abercrombie and Fitch and Nordstrom, were disappointing. Last fall, these stocks looked attractive due to their valuation levels, but unfortunately earnings did not come through. This was due partly to changing fashion trends and partly to the increase in gas and oil prices--simply because the consumer who must pay more for a necessity like gasoline has fewer dollars to spend on apparel.

     It is my belief that, while the last few months have been painful, the market volatility felt by investors has actually been healthy. This market correction reminds us that the outstanding returns we have all enjoyed are simply not realistic. We do appear to be through the worst of it, and hopefully our return expectations have become more reasonable. At the same time, the country's economic health is strong and providing growth opportunities for many medium-sized companies.


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


                               MANAGER'S OVERVIEW


WESTCORE MIDCO GROWTH FUND (WTMGX)


AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE INCEP.
PERIOD ENDED     6-MONTH*    1-YEAR      5-YEAR      10-YEAR      8/1/86
------------     --------    ------      ------      -------   -------------
5/31/00           10.22%     35.63%      20.56%       18.22%      16.62%
6/30/00            0.20%     42.73%      21.46%       19.31%      17.40%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 8/1/86. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE MIDCO GROWTH FUND, THE S&P 400 MID-CAP INDEX,
RUSSELL MIDCAP GROWTH INDEX AND LIPPER MULTI-CAP GROWTH INDEX

                                    [GRAPH]

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 8/1/86. Westcore MIDCO Growth Fund's relative index has changed from the S&P 400 to the Russell Midcap Growth Index as a better measure of the Fund's investment objective.
----------
Lipper Index data provided by Lipper Analytical Services, Inc.


The S&P 400 Mid-Cap Index is a broad-based measurement of changes in stock market conditions based on the average performance of 400 middle capitalization issues. It is an unmanaged index.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than in the Russell 1000 index.

The Lipper Multi-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds will generally have between 25% to 75% of their assets invested in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.


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6                          Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2000


+ WESTWOOD ONE INC. (WON) - supplies radio television stations with information services and programming

* VERITAS SOFTWARE CORP. (VRTS) - develops enterprise storage management data for business-critical computing systems

- JDS UNIPHASE CORP. (JDSU) - provides advanced fiberoptic modules for telecommunications and cable providers worldwide

* XILINX INC. (XLNX) - designs and develops complete programmable logic solutions

+ USA NETWORKS INC. (USAI) - a diversified media and electronic commerce company

* CINTAS CORP. (CTAS) - manufactures corporate identity uniforms and provides sanitation and cleanroom supplies, first aid products and services

* ALTERA CORP. (ALTR) - manufactures programmable logic devices for the telecommunications, data communications and industrial applications markets

* METRO-GOLDWYN-MAYER INC. (MGM) - produces entertainment products including motion pictures, television programming, home video, interactive media, music and licensed merchandise

* MAXIM INTEGRATED PRODUCTS INC. (MXIM) - manufactures a broad range of linear and mixed signal integrated circuits

* KANSAS CITY SOUTHERN INDUSTRIES, INC. (KSU) - provides rail freight transportation and financial asset management services

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 20.85%

 + denotes increase in holding since last report (11/30/99)

 - denotes decrease in holding since last report (11/30/99)

 * denotes new top ten holding since last report (11/30/99)


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000

                                  [PIE CHART]


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


                               MANAGER'S OVERVIEW


WESTCORE GROWTH AND INCOME FUND

FUND OBJECTIVE: Seeks To Maximize Long-Term Total Return By Investing In Equity Securities Selected For Their Growth Potential And Income-Producing Abilities.


          [PHOTO]

/s/ MILFORD H. SCHULHOF, II

  Milford H. Schulhof, II
Portfolio Manager, Westcore
  Growth and Income Fund


     I am pleased to report that the Westcore Growth and Income Fund had a very good year, gaining 44.88% for the fiscal year ending May 31, 2000. In comparison, the S&P 500 returned 10.56% and the Lipper Multi-Cap Growth Index returned 33.86% for the same time period.

     Technology continued to play a significant part in our return. Although the tech sector was, in general, weak at the end of the fiscal period, many of our holdings in this area finished the year ahead of their beginning values. Intel is an example of a holding that has done particularly well. Intel, the leading manufacturer of microprocessors, is benefiting from the huge increase in demand for personal computers. Their Pentium chips are everywhere, and as computers increasingly find their way into more and more homes throughout the country, I believe Intel will enjoy a very strong tailwind.

     I did, however, trim our technology holdings from our last report. After the huge gains in this area, I felt that valuations became excessive and it made sense to lock in profits and reduce the risk of the portfolio by decreasing our exposure to this very volatile sector. I made the change at the beginning of the calendar year--a move that, in hindsight, proved to be good timing.


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8                          Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


                                   "AS ALWAYS,
                                 WE CONTINUE TO
                                 LOOK FOR GREAT
                                 COMPANIES WITH
                               GOOD GROWTH RATES
                                 AT ATTRACTIVE
                                  VALUATIONS."


     Encouraged by strong oil prices, we have moved the portfolio into an over-weighting in energy. Enron, a wholesaler of electricity and natural gas, is an example of a company benefiting not only from the increase in prices, but also from changes within their industry. Enron has moved into the energy marketing area--in effect becoming wholesalers of electricity, acting as the middleman between utilities in need of extra power and utilities with surplus power.

     One holding I am cautious about is Lowe's. Though their earnings are increasing at a good rate--about 20%--some investors are questioning their recent acquisition of Eagle Hardware, and whether the two businesses are being integrated smoothly. Also, investors are watching the increase in interest rates and how that affects the building market--a major market for Lowe's. But, I'm optimistic that Lowe's will benefit when the Federal Reserve eases its interest rate focus.

     As always, we continue to look for great companies with good growth rates at attractive valuations. Unemployment and inflation are low, the budget remains in surplus, corporate earnings are expanding at a very healthy pace, and interest rates, I believe, will stabilize sometime in the coming year. The backdrop for investing is very positive. We've seen a lot of profit taking in the market which has driven it down, but I believe it will stabilize and that we will resume the bull market that has been in place for years.


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


                               MANAGER'S OVERVIEW


WESTCORE GROWTH AND INCOME FUND (WTEIX)


AVERAGE ANNUAL TOTAL RETURNS


                                                                SINCE INCEP.
PERIOD ENDED     6-MONTH*    1-YEAR      5-YEAR      10-YEAR      6/1/88
------------     --------    ------      ------      -------   -------------
5/31/00           21.15%     44.88%      23.11%       15.05%      15.09%
6/30/00            6.87%     39.47%      23.35%       15.40%      15.28%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE GROWTH AND INCOME FUND, THE S&P 500 INDEX AND
LIPPER MULTI-CAP GROWTH INDEX


                                    [GRAPH]


Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.
----------
Lipper Index data provided by Lipper Analytical Services, Inc.


The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

The Lipper Multi-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds will generally have between 25% to 75% of their assets invested in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.


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10                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2000

+ GENERAL ELECTRIC CO. (GE) - manufactures products for the generation, distribution, and utilization of electricity

* ANADARKO PETROLEUM CORP. (APC) - an independent oil and gas exploration and production company

- AES CORP. (AES) - a global power company that sells electricity generation to wholesale customers

+    INTEL CORP. (INTC) - manufactures computer components and related products

+ CISCO SYSTEMS INC. (CSCO) - supplies data networking products to the corporate enterprise and public wide area service provider markets

* ENRON CORP. (ENE) - produces electricity and natural gas and develops, constructs, and operates energy facilities worldwide

*    NABORS INDUSTRIES INC. (NBR) - a land-drilling contractor

- OMNICOM GROUP (OMC) - provides marketing communications and advertising services

- WAL-MART STORES, INC. (WMT) - operates discount stores and Supercenters, as well as Sam's Clubs

* ZIONS BANCORPORATION (ZION) - a bank holding company that operates full-service banking offices

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 28.05%

 + denotes increase in holding since last report (11/30/99)

 - denotes decrease in holding since last report (11/30/99)

 * denotes new top ten holding since last report (11/30/99)


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000

                                  [PIE CHART]


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


                               MANAGER'S OVERVIEW


WESTCORE INTERNATIONAL FRONTIER FUND

FUND OBJECTIVE: Seeks Long-Term Growth Of Capital Primarily Through Investments In International, Small-Cap Companies.


           [PHOTO]

  /s/ MICHAEL W. GERDING

  Michael W. Gerding, CFA
Portfolio Manager, Westcore
International Frontier Fund


     Since inception on Dec. 15, 1999 through the end of the fiscal year, Westcore International Frontier Fund was up 16.12%, which compares favorably to its indexes. During the same period, the MSCI World Ex-US Small Cap Index was down 2.17%, and the Lipper Small-Cap International Index was up 1.33%.

     The period through May 31, 2000 provided sharp contrasts for U.S. investors. Performance, market sentiment, and market expectations all moved from one extreme to the other in the first five months of 2000. These factors also impacted small companies outside the U.S., creating a very difficult investing environment for the first five months of the Fund's life. Fortunately for the Fund, the positives outweighed the negatives. In particular, our overweight position in Europe helped the Fund, as did our large exposure to the healthcare and oil services industries. And, although technology was the most volatile industry during the period, our exposure there added to the performance of the Fund in general. On the negative side, our Japanese position hurt the Fund. The good news is that the Fund was underweighted in Japan. Also, most of our consumer-oriented companies did not help the Fund. The dollar strengthened in the first five months, and as we were not hedged, it negatively impacted the performance of the Fund.

     The healthcare products and semiconductor capital equipment industries were particularly strong for us in the period. Angiotech, a Canadian developer of cardiology products, and Phonak, one of the world's leading manufacturers of hearing aids based in Switzerland are two examples of healthcare companies that contributed to the performance of the Fund. Semiconductor companies are rapidly increasing their spending to create new capacity to meet the strong demand for their products. In addition, they are introducing new production


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12                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


                               "...WE BELIEVE THAT
                                  THE ECONOMIC
                                 GROWTH WE ARE
                               SEEING OUTSIDE THE
                               U.S. WILL LEAD TO
                                BETTER EARNINGS
                                GROWTH FOR SMALL
                                 COMPANIES..."


lines to produce new, leading edge semiconductors. The combination of these two trends has greatly improved the prospects for the semiconductor capital equipment companies. The two that we own, ASM International from the Netherlands, and SEZ Holdings from Switzerland, both benefit from this, as well as the fact that they make state of the art equipment, which is allowing them to gain market share in a growing market.

     Westcore International Frontier Fund utilizes a time tested approach to seek small companies outside the U.S. that are growing faster than the country in which they are located, faster than the industry in which they participate, and ideally faster than they have historically. We also try to make sure we are paying attractive prices for these rapidly growing businesses. We build our portfolio from the bottom up, regardless of where they are located. We are not constrained by top down regional, country, or industry models that might force us to invest in companies that we feel are less than the best.

     Looking forward, the balance of 2000 is likely to continue to be impacted by macro factors in the market. But we believe that the economic growth we are seeing outside the U.S. will lead to better earnings growth for small companies, which will provide more opportunities for us. This, coupled with the correction in prices we have seen in most companies, creates an attractive opportunity to buy great, rapidly growing businesses at attractive levels.


COUNTRY BREAKDOWN AS OF MAY 31, 2000


COUNTRY       MARKET VALUE         %
-----------  --------------     ------
France       $ 3,379,817.47     15.79%
Germany        3,206,624.61     14.98%
UK             3,186,425.56     14.88%
Switzerland    2,818,879.05     13.17%
Netherlands    1,583,873.98      7.40%
Canada         1,570,858.03      7.34%
USA            1,442,745.39      6.74%
Japan          1,320,956.57      6.17%
China            784,283.88      3.66%
Spain            643,244.64      3.00%
Sweden           585,820.48      2.74%
Denmark          298,118.13      1.39%
Italy            282,578.78      1.32%
Israel           246,875.00      1.15%
Australia         58,191.00      0.27%
             --------------     ------
             $21,409,292.57    100.00%


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

                               MANAGER'S OVERVIEW


WESTCORE INTERNATIONAL FRONTIER FUND (WTIFX)


TOTAL RETURNS


                                                               SINCE  INCEP.
 PERIOD ENDED      6-MONTH    1-YEAR      5-YEAR      10-YEAR    12/15/99
 ------------      -------    ------      ------      -------  -------------
 5/31/00             N/A        N/A         N/A         N/A       16.12%
 6/30/00           22.07%       N/A         N/A         N/A       26.23%

Total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/15/99. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE INTERNATIONAL FRONTIER FUND, THE MSCI WORLD EX-US
SMALL-CAP INDEX AND LIPPER INTERNATIONAL SMALL-CAP INDEX


                                     [GRAPH]


Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 12/15/99.

Lipper Index data provided by Lipper Analytical Services, Inc.


The MSCI World Ex-US Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200-800 million across 23 developed markets, excluding the United States.

The Lipper International Small-Cap Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than $1 billion (U.S.) at the time of purchase.

An investment cannot be made directly in an index.
--------------------------------------------------------------------------------
14                         Annual Report May 31, 2000           [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2000

     COFLEXIP STENA OFFSHORE (France) - a leading oil service company, specializing in deep water drilling and production

     PHONAK HOLDING AG (Switzerland) - one of the world's leading manufacturers of hearing aids

     BOOKHAM TECHNOLOGY PLC (United Kingdom) - a manufacturer of optical semiconductors, primarily for the fiber optics industry

     PACE MICRO TECHNOLOGY PLC (United Kingdom) - one of the world's largest manufacturers of set top boxes for the broadcasting, cable and satellite TV industries

     ASM INTERNATIONAL NV (Netherlands) - provides equipment for the manufacture of semiconductors

     SEZ HOLDINGS AG (Switzerland) - produces equipment for the production of semiconductors

     NOBEL BIOCARE (Sweden) - the world's leading manufacturer of dental implants

     NUTRECO HOLDINGS NV (Netherlands) - a broad based agricultural firm, manufacturing food for the agricultural and aquaculture industries

     GT GROUP TELECOM INC. - CLASS B (Canada) - one of Canada's fastest growing alternative telecom providers

     WAVECOM SA (France) - innovative manufacturer of components for wireless voice and data communication

     PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 29.72%


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000

                                  [PIE CHART]

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

                               MANAGER'S OVERVIEW



WESTCORE SMALL-CAP GROWTH FUND

FUND OBJECTIVE: Seeks long-term growth of capital primarily through investments in small companies with growth potential.

         [PHOTO]

   /s/ JOHN N. KARNS

       John N. Karns
Portfolio Manager, Westcore
  Small-Cap Growth Fund

    Westcore Small-Cap Growth Fund's total return from its inception on October 1, 1999, to the end of the fiscal year, May 31, 2000, was 70.11%, strongly outpacing the Russell 2000 Index at 12.25% and the Lipper Small-Cap Growth Index at 35.89% for the same period.

    Our noteworthy performance masks two very different markets during this period. From the Fund's inception into early March, we had a very strong market and the Fund was up well over 100%. Technology stocks and several successful Initial Public Offerings (IPOs) can be given credit for the lion's share of the return. For example, Power Wave Technologies, a manufacturer of amplifiers that send signals to wireless phones, nearly quadrupled in price from where we purchased it due to strong volumes and a significant contract to supply Motorola with their product. Interwoven, a company whose software manages content distributed on the web is up 260% from its IPO in October.





--------------------------------------------------------------------------------
16                          Annual Report may 31,2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW

                              "...SMALL COMPANIES
                              ...HAVE JUST GOTTEN
                               CHEAPER, GIVING US
                               MORE OPPORTUNITIES
                              TO FIND GREAT LITTLE
                               COMPANIES AT MORE
                              REASONABLE PRICES."


    The second period, mid-March through the end of our fiscal year, was very negative for small-cap growth stocks in general, and technology stocks in particular, which have been a strong theme in the Fund since it began. For example, On Display, a dynamic content aggregation company was down over 50% from its March highs. This is indicative of the small-cap tech sell-off.

    The heady gains and subsequent drop illustrate a characteristic of this Fund--volatility. I like to remind investors that, while over the short-term, volatility can be stressful, over the long-term, it can create great potential for above average returns. I believe this Fund is a great option for the more aggressive, long-term portion of your investment portfolio.

    My outlook for small-cap growth stocks is positive. The growth areas for small companies have not changed with this downturn--they have just gotten cheaper, giving us more opportunities to find great little companies at more reasonable prices. It's also beginning to look like the Federal Reserve's actions are finally moderating economic growth--leading me to believe the interest rate increases are coming to an end, and that is positive for the small companies in this Fund.





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
                               MANAGER'S OVERVIEW



WESTCORE SMALL-CAP GROWTH FUND (WTSMX)


TOTAL RETURNS

                                                                SINCE INCEP.
 PERIOD ENDED      6-MONTH    1-YEAR      5-YEAR      10-YEAR     10/1/99
 ------------      -------    ------      ------      -------  -------------
 5/31/00          (16.16)%      N/A         N/A         N/A        70.11%
 6/30/00           (0.09)%      N/A         N/A         N/A       136.40%

Total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE SMALL-CAP GROWTH FUND, THE RUSSELL 2000 INDEX AND
LIPPER SMALL-CAP GROWTH INDEX

                                    [GRAPH]

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Lipper Index data provided by Lipper Analytical Services, Inc.


The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Lipper Small-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
18                       Annual Report May 31, 2000              [WESTCORE LOGO]

                               MANAGER'S OVERVIEW




TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2000


   *  MSI HOLDINGS INC. (MSAQ) - provides web and application hosting services

   * PARADYNE NETWORKS CORP. (PDTN) - manufactures broadband network access products for network service providers and business customers

   * ALPHARMA INC. - CLASS A (ALO) - manufactures specialty generic and proprietary human pharmaceutical and animal health products

   * PROVINCE HEALTHCARE CO. (PRHC) - provides healthcare services in non-urban markets in the U.S.

   * VARIAN SEMICONDUCTOR EQUIPMENT (VSEA) - manufactures and services semiconductor processing equipment used in the fabrication of integrated circuits

   * ProsoftTraining.com Inc. (POSO) - a global internet solutions company that provides curriculum and skills-based Internet certification programs

   + POWERWAVE TECHNOLOGIES INC. (PWAV) - manufactures ultra-linear radio frequency power amplifiers for use in the wireless communications market

   * LABORATORY CORP. OF AMERICA HOLDINGS (LH) - a clinical laboratory organization that offers a wide range of clinical laboratory tests

   * AREMISSOFT CORP. (AREM) - develops and supports enterprise-wide applications software and internet enabled applications software

   * SECURE COMPUTING CORP. (SCUR) - develops interoperable standards-based products for end-to-end network solutions

  PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 34.54%
   +  denotes increase in holding since last report (11/30/99)
   -  denotes decrease in holding since last report (11/30/99)
   *  denotes new top ten holding since last report (11/30/99)


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000


                                  [PIE CHART]

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

                               MANAGER'S OVERVIEW


WESTCORE SELECT FUND

FUND OBJECTIVE: Seeks long-term growth of capital primarily through investments in companies of any size selected for their growth potential.


        [PHOTO]

/s/ GERALD W. PETERSON

Gerald W. Peterson, CFA
   Portfolio Manager,
  Westcore Select Fund


    Since its inception less than a year ago on October 1, 1999, Westcore Select Fund has posted an outstanding 134.33% total return as of May 31, 2000. In comparison, the S&P 500 returned 11.64% and the Lipper Multi-Cap Core Index returned 16.28% for the same time period.

    The key to this Fund's out-performance this period is flexibility. We created this Fund to be nimble so that we could respond quickly as markets changed and new themes and opportunities emerged. This enabled us to benefit from strong areas and to preserve our gains when the environment turned.

    During the first five months of operation, we took advantage of a very strong market environment, several successful Initial Public Offerings and an over-weighted exposure to the technology and media sectors. Stocks of particular strength included ProsoftTraining.com, a global internet solutions company that provides curriculum and skills-based Internet certification programs, and Westwood One, a programming and information supplier to radio and television stations.

--------------------------------------------------------------------------------
20                         Annual Report May 31, 2000           [WESTCORE LOGO]

                               MANAGER'S OVERVIEW

                                  "WE WANT TO
                                  OWN WHAT WE
                                 CONSIDER TO BE
                               THE BEST COMPANIES
                                 WITH EXCELLENT
                                GROWTH DYNAMICS,
                               STRONG FUNDAMENTAL
                                  DRIVERS AND
                             REASONABLE VALUATIONS,
                             REGARDLESS OF SECTOR."


    The following three months, beginning in March, brought a very difficult market environment as valuations, particularly in the technology area, corrected significantly over a short period of time. As the market began to trend downwards in early March, we shifted our emphasis away from technology and growth and looked for high quality companies with good growth potential at more modest valuation levels. We purchased highly liquid and quality holdings such as Maytag, Starwood Hotels, Aetna, and BJ Services.

    Looking ahead, we expect the markets' volatility to continue. The significant interest rate increases over the past year have begun to slow the economy, which will affect earnings particularly during the second half of 2000. Even though we believe the Fed is near the end of its rate increases, we believe that the impact the actions have had on the economy will be felt for the next six months.

    As a result of these volatile times, we have taken a more balanced approach to constructing the portfolio. As we sift through the debris of the technology decline, we are finding and beginning to accumulate great companies at significantly more attractive valuations than in the prior six months. We want to own what we consider to be the best companies with excellent growth dynamics, strong fundamental drivers and reasonable valuations, regardless of sector. We also have ample amounts of cash enabling us to take advantage of what we view as unusual investment opportunities. We find these to be exciting times, where we believe that our research will make a difference.




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






                               MANAGER'S OVERVIEW



WESTCORE SELECT FUND (WTSLX)


TOTAL RETURNS


                                                                SINCE INCEP.
 PERIOD ENDED      6-MONTH    1-YEAR      5-YEAR      10-YEAR     10/1/99
 ------------      -------    ------      ------      -------  -------------
 5/31/00           49.16%       N/A         N/A         N/A       134.33%
 6/30/00           26.14%       N/A         N/A         N/A       157.57%

Total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE SELECT FUND, THE S&P 500 INDEX AND
LIPPER MULTI-CAP CORE INDEX

                                    [GRAPH]

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Lipper Index data provided by Lipper Analytical Services, Inc.


The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Core Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will generally have between 25% to 75% of their assets invested in a wide variety of companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
22                        Annual Report May 31, 2000             [WESTCORE LOGO]

                               MANAGER'S OVERVIEW




TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2000

   * LODGENET ENTERTAINMENT CORP. (LNET) - a specialized communications company that serves lodging properties

   + WESTWOOD ONE INC. (WON) - supplies radio television stations with information services and programming

   - ProsoftTraining.com Inc. (POSO) - a global internet solutions company that provides curriculum and skills-based Internet certification programs

   * CISCO SYSTEMS INC. (CSCO) - supplies data networking products to the corporate enterprise and public wide area service provider markets

   * ECHOSTAR COMMUNICATIONS CORP. - CLASS A (DISH) - operates a direct broadcast satellite subscription television service

   * INFINITY BROADCASTING CORP. - CLASS A (INF) - operates radio stations and provides outdoor advertising

   *  HILTON HOTELS CORP. (HLT) - owns, manages, and franchises hotels

   * METRO-GOLDWYN-MAYER INC. (MGM) - produces entertainment products including motion pictures, television programming, home video, interactive media, music and licensed merchandise

   * NEXTEL COMMUNICATIONS INC. - CLASS A (NXTL) - provides digital and analog wireless communications services

   * MERCURY INTERACTIVE CORP. - CLASS A (MERQ) - develops and supports a suite of automated software testing solutions

  PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 46.41%
   +  denotes increase in holding since last report (11/30/99)
   -  denotes decrease in holding since last report (11/30/99)
   *  denotes new top ten holding since last report (11/30/99)


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000


                                  [PIE CHART]

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




                               MANAGER'S OVERVIEW



WESTCORE BLUE CHIP FUND

FUND OBJECTIVE: Seeks to maximize long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

         [PHOTO]

/s/ CHARLOTTE T. PETERSEN

Charlotte T. Petersen, CFA
    Portfolio Manager,
 Westcore Blue Chip Fund


    The total return for Westcore Blue Chip Fund for the fiscal year ended May 31, 2000 was 1.01%. In comparison, the S&P 500 Index returned 10.56% and the Lipper Multi-Cap Value Index was down 1.51%.

    The under-performance relative to the S&P500 Index was primarily a result of investors continuing to favor growth stocks over value stocks for most of the fiscal year. However, this trend began to reverse in March and we believe value stocks will continue to outperform going forward. We were also overweighted in financials, and underweighted in technology--both of which hurt us for most of the year but turned out very positive as the market changed in mid-March.

    In the early part of 2000, we made the decision to raise our exposure to energy, especially in natural gas, because we believed the recent higher prices would last longer than commonly anticipated. We have some interesting companies in our portfolio benefiting not only from the favorable market environment, but because they are moving their businesses in new directions. For example, Dynegy is a company that is consistently increasing the part of their business that is not regulated--and therefore more profitable--by marketing natural gas to large companies. Coastal Corp. is merging with El Paso, a company that has been a leader in laying fiber optic cable through their natural gas pipelines, and as a result has one of the largest networks of this type.







--------------------------------------------------------------------------------
24                       Annual Report May 31, 2000              [WESTCORE LOGO]

                               MANAGER'S OVERVIEW

                          "LONG-TERM, I AM OPTIMISTIC
                           ABOUT THE OPPORTUNITY FOR
                             STOCKS IN GENERAL, AND
                        FOR VALUE STOCKS IN PARTICULAR."


    We have recently added to our financial stocks, because we believe we are nearing the end of interest rate increases and financials tend to do well in stable or declining interest rate environments. Also, the valuations in the financial sector are compelling. Property and casualty insurer ACE Limited has done very well as property and casualty rates have improved. The company is also successfully integrating the acquisition of CIGNA's property and casualty business into its own. We participated in the IPO of MetLife this year, and that also performed well.

    A stock that disappointed us was Novell, who warned of an earnings disappointment due to poor top-line growth in packaged software sales. We sold the stock until the demand picture becomes clearer. Office Depot also warned of poor results due to slower sales and a shift in favor of lower-margined technology products. We are holding the stock for the time being.

    Long-term, I am optimistic about the opportunity for stocks in general, and for value stocks in particular. Our value team will continue to employ the same philosophy and disciplines in building a portfolio of attractively-valued, large-cap stocks. Importantly, we have refined our research processes this year, placing more emphasis on fundamental research geared toward fully understanding a company--its products, management, financial model, etc--and requiring a catalyst for unlocking the value in the company.





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



                               MANAGER'S OVERVIEW



WESTCORE BLUE CHIP FUND (WTMVX)


AVERAGE ANNUAL TOTAL RETURNS




                                                               SINCE  INCEP.
 PERIOD ENDED     6-MONTH*    1-YEAR      5-YEAR      10-YEAR     6/1/88
 ------------      -------    ------      ------      -------  -------------
 5/31/00            4.22%      1.01%      17.89%      15.71%      14.28%
 6/30/00           (3.15%)    (4.80%)     16.94%      14.29%      13.80%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE BLUE CHIP FUND, THE S&P 500 INDEX AND
LIPPER MULTI-CAP VALUE INDEX

                                    [GRAPH]


Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Analytical Services, Inc.

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds will generally have between 25% to 75% of their assets invested in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
26                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW



TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2000


   * DYNEGY INC. - CLASS A (DYN) - provides energy products and services in North America and the United Kingdom

   * GENERAL DYNAMICS CORP. (GD) - manufactures and supplies defense systems to the U.S. government and its allies

   - CITIGROUP INC. (C) - a diversified financial services holding company that provides a broad range of financial services

   *  SPRINT CORP. (FON GROUP) (FON) - provides telecommunications services

   * LUCENT TECHNOLOGIES INC. (LU) - develops a wide range of public and private networks, communications systems and software, and data networking systems

   * COMPUTER ASSOCIATES INTL INC. (CA) - develops and supports standardized computer software products

   - ROYAL DUTCH PETROLEUM CO. (RD) - explores for, produces, refines and markets petroleum products

   *  ACE LTD. (ACL) - a property and casualty insurance business

   * BALL CORP. (BLL) - manufactures metal and plastic packaging, primarily for beverages and foods

   * VIACOM INC. - CLASS B (VIA.B) - a worldwide entertainment and publishing company

  PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 27.66%
   +     denotes increase in holding since last report (11/30/99)
   -     denotes decrease in holding since last report (11/30/99)
   *     denotes new top ten holding since last report (11/30/99)


Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000


                                  [PIE CHART]

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





                               MANAGER'S OVERVIEW



WESTCORE MID-CAP OPPORTUNITY FUND

FUND OBJECTIVE: Seeks to maximize long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.


           [PHOTO]

    /s/ CHRISTIANNA WOOD

    Christianna Wood, CFA
     Portfolio Manager,
Westcore Mid-Cap Opportunity Fund


    Westcore Mid-Cap Opportunity Fund gained 31.08% for the fiscal year ended May 31, 2000, strongly outpacing the returns for the Russell Midcap Index of 13.26% and the Lipper Mid-Cap Value index of 9.14%.

    Value investing was a difficult area for most of our fiscal year; however, we were able to outperform our indexes due to a significant shift in our stock selection strategy. In the third quarter of 1999, we switched to what I refer to as a "relative value approach." This approach enabled us to consider good companies in sectors that aren't traditionally thought of as value areas, such as technology. By focusing on those stocks that were cheaper on a relative basis in the areas of the market that were performing well, we were able to drive our returns well ahead of the indexes. Before the market corrected, we underweighted our technology holdings and shifted to more conservative tech holdings--a move that preserved our gains nicely.

    We also participated in the IPO market and made some successful decisions here. For example, Finisar, a maker of fiber optic networking equipment, performed extremely well due to the fact that it was a profitable company, was relatively undervalued and produced a good product in a rapidly growing industry. Finisar more than quadrupled in price from where we purchased it.



--------------------------------------------------------------------------------
28                       Annual Report May 31, 2000              [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


                                 "I BELIEVE THAT
                                ECONOMIC FACTORS
                                   ARE COMING
                                  TOGETHER TO
                                 INDICATE THAT
                                VALUE IS ON THE
                                CUSP OF TURNING
                                    AROUND."

     An example of a strong performer in our portfolio that was not an IPO is Dynegy, an independent power producer. Dynegy is taking advantage of new opportunities being created by an industry rapidly becoming deregulated by building natural gas-fired generating plants.

     Unfortunately, not all of our stories were good this year. One of our more disappointing purchases was Conseco, an insurance company. The outlook for Conseco was very positive following a merger with a consumer finance company and the synergies expected there. However, the stock rapidly lost value when investors lost confidence in some of its business practices.

     Overall, I am very enthusiastic about the outlook for mid-cap value stocks. I believe that economic factors are coming together to indicate that value is on the cusp of turning around. We have seen a peak in the bull market and in economic earnings growth, and a deceleration in the rate of economic growth. There is a large disparity in the price-to-earnings ratio ("P/Es") of sky-high growth and bottomed-out value stocks--a condition that naturally tends to correct itself, moving the extremes back to the middleground. We are, in fact, at a place in time where the P/Es of value companies are the cheapest we have seen in 25 years, which is a great time to be a value investor.



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

                               MANAGER'S OVERVIEW


WESTCORE MID-CAP OPPORTUNITY FUND (TICKER NOT YET AVAILABLE)

AVERAGE ANNUAL TOTAL RETURNS


                                                                SINCE INCEP.
 PERIOD ENDED     6-MONTH*    1-YEAR      5-YEAR      10-YEAR     10/1/98
 ------------     --------    ------      ------      -------   ------------
 5/31/00           13.78%     31.08%        N/A         N/A       26.88%
 6/30/00            7.91%     27.33%        N/A         N/A       24.70%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/98. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE MID-CAP OPPORTUNITY FUND, THE RUSSELL MIDCAP INDEX
AND LIPPER MID-CAP VALUE INDEX

                                    [CHART]

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/98.

Lipper Index data provided by Lipper Analytical Services, Inc.


The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Lipper Multi-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) of below 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.


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30                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2000


* DYNEGY INC. - CLASS A (DYN) - provides energy products and services in North America and the United Kingdom

+ COASTAL CORP. (CGP) - an energy holding company that transmits natural gas and distributes petroleum and chemicals

- UNIONBANCAL CORP. (UB) - a bank holding company whose primary subsidiary is Union Bank of California, N.A.

* ANTEC CORP. (ANTC) - develops and supplies optical transmission, construction, and maintenance equipment for the broadband communications industry

* SYBRON INTERNATIONAL CORP. (SYB) - manufactures laboratory and dental supply products worldwide

* OMNICARE INC. (OCR) - provides professional pharmacy-related consulting and data management services

* TELEPHONE & DATA SYSTEMS INC. (TDS) - a diversified telecommunications company that operates primarily in the cellular, local telephone, and personal communications services markets

* STARWOOD HOTELS & RESORTS WORLDWIDE, INC. (HOT) - owns, manages, and franchises hotels throughout the world

* IDEXX LABORATORIES INC. (IDXX) - provides diagnostic, detection, and information systems for veterinary, food, and water testing applications

* TENET HEALTHCARE CORP. (THC) - owns or operates general hospitals and related health care facilities

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 30.82%
+    denotes increase in holding since last report (11/30/99)
-    denotes decrease in holding since last report (11/30/99)
*    denotes new top ten holding since last report (11/30/99)

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000

                                  [PIE CHART]


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

                               MANAGER'S OVERVIEW


WESTCORE SMALL-CAP OPPORTUNITY FUND

FUND OBJECTIVE: Seeks to maximize long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.


           [PHOTO]

    /s/ CHRISTIANNA WOOD

    Christianna Wood, CFA
Portfolio Manager, Westcore
 Small-Cap Opportunity Fund


     For the fiscal year ended May 31, 2000, Westcore Small-Cap Opportunity Fund's total return was 0.20% versus 9.9% for the Russell 2000 Index and 2.78% for the Lipper Small-Cap Value Index.

     Most of the fiscal year was difficult for value stocks, as illustrated in the disparity of over 10 percentage points between the Russell 2000 Index, which includes both growth and value stocks--returning 9.9%--and the Russell 2000 Value Index, representing only the value portion of the index--down 0.26%.

     As we came into the year 2000, we made the decision to position the portfolio so that it would perform well when the market corrected by underweighting technology and overweighting finance, healthcare and energy. In March of this year, the anticipated change in the market occurred and the shift was decidedly in favor of value stocks and away from the high flying, often profitless technology, internet and telecommunication stocks. As a result, our performance deficit began to lessen as we closed out the fiscal year.

     The technology stocks we did own, however, performed extremely well. We emphasized stocks that were less risky and generated profits, such as semiconductors and software companies. International Rectifiers, a company that makes power semiconductors for lighting, is an example of a holding that performed well. Others are Symantec, a company that makes anti-virus software, and Integrated Devices, that makes high-performance integrated circuits.



--------------------------------------------------------------------------------
32                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


     The deeper cyclical stocks, such as automotive and housing related stocks, were disappointing this year. Though these companies had good earnings, stock prices did not do well because of an "end of cycle halo"--a dark cloud hanging over these stocks because investors didn't believe earnings were sustainable this far into an extended economic cycle.

     Importantly, this year we refined our value investment process. As always, we continue to focus on companies with attractive relative valuations, but our process now places more emphasis on in-depth fundamental analysis. We will require a business to have a catalyst, such as some corporate event, management change or new product to unlock the value in the stock. And we have worked to improve our execution and timing for buy and sell decisions.

     I believe the prospects for small-cap value is outstanding. Several economic events have occurred to signal a positive environment for value stocks:
We have reached the peak in the market and the earnings of the economy; the rate of growth of earnings in the economy is decelerating; and the price-to-earnings ratio of value stocks are some of the lowest we have seen in 25 years. These factors indicate the possibility for a very bright future for value stocks.


                                 "I BELIEVE THE
                                 PROSPECTS FOR
                               SMALL-CAP VALUE IS
                              OUTSTANDING. SEVERAL
                                ECONOMIC EVENTS
                                HAVE OCCURRED TO
                               SIGNAL A POSITIVE
                                 ENVIRONMENT FOR
                                VALUE STOCKS..."



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

                               MANAGER'S OVERVIEW


WESTCORE SMALL-CAP OPPORTUNITY FUND (WTSCX)


AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE  INCEP.
 PERIOD ENDED     6-MONTH*    1-YEAR      5-YEAR      10-YEAR    12/28/93
 ------------     --------    ------      ------      -------  -------------
 5/31/00            6.36%      0.20%      10.88%        N/A        9.70%
 6/30/00            3.88%     (0.56%)     10.98%        N/A       10.20%

Total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/28/93. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE SMALL-CAP OPPORTUNITY FUND, THE RUSSELL 2000 INDEX
AND LIPPER SMALL-CAP VALUE INDEX

                                    [CHART]

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 12/28/93.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Lipper Small-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
34                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2000

* ANTEC CORP. (ANTC) - develops and supplies optical transmission, construction, and maintenance equipment for the broadband communications industry

* ACNIELSEN CORP. (ART) - delivers market research, information, and analysis to the consumer products and services

+    INTERNATIONAL RECTIFIER CORP. (IRF) - manufactures power semiconductors

* DENTSPLY INTERNATIONAL INC. (XRAY) - manufactures dental supplies on a worldwide basis

* VICOR CORP. (VICR) - develops modular power components and complete power systems

* IDT CORP. (IDTC) - provides a variety of telecommunications services including long distance telecommunications services, internet access, and internet telephone services

* OMNICARE INC. (OCR) - provides professional pharmacy-related consulting and data management services

* EARTHGRAINS CO. (EGR) - an international manufacturer of packaged fresh bread and baked goods and refrigerated dough products

* HYPERION SOLUTIONS CORP. (HYSL) - develops and supports enterprise analytic application software

* OCEAN ENERGY INC. (OEI) - explores and develops crude oil and natural gas properties

  PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 24.11%
+    denotes increase in holding since last report (11/30/99)
-    denotes decrease in holding since last report (11/30/99)
*    denotes new top ten holding since last report (11/30/99)

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000

                                  [PIE CHART]



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

                               MANAGER'S OVERVIEW



WESTCORE LONG-TERM BOND FUND

FUND OBJECTIVE: Seeks to maximize long-term total rate of return by investing primarily in investment-grade bonds.


         [PHOTO]

   /s/ JEROME R. POWERS

   Jerome R. Powers, CFA
Portfolio Manager, Westcore
   Long-Term Bond Fund



     Westcore Long-Term Bond Fund's total return for the fiscal year ended May 31, 2000, was 0.11% versus the Lehman Brothers Long-Term Government/Corporate Bond Index of 0.65% and the Lipper Corporate Debt BBB Index of -0.41%. A bond fund's total return equals its coupon income plus or minus changes in bond prices. In a period of rising interest rates, bond prices typically fall. However, the income, or yield, that a bond portfolio produces tends to rise. The 30-day SEC yield for the Fund was 6.86% as of May 31, 2000.*

     The Federal Reserve's actions to raise interest rates to slow the economy did not have as drastic an effect on long-term rates as they did on shorter-term rates. This was mainly due to the U.S. Treasury's announcement of a program to buy back longer-term securities because of large budget surpluses. This action created an increased demand for those long securities, which moderated price declines.

     A factor that did have an effect on our performance was the dramatic widening of credit and mortgage spreads during this time period due to potential credit concerns, liquidity concerns in the marketplace and concerns over the stock market.

     For this time period, we placed an emphasis on long-term treasury securities, which have performed extremely well, and de-emphasized long-term corporate bonds, which have had a very difficult time.

     We do, however, have a fairly large exposure to transportation securities. Our research has found high-quality enhanced equipment trust certificates--those



--------------------------------------------------------------------------------
36                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW



securities backed by collateral, such as an airplane. Names we own in this area are US Airways, Continental, United Airlines and Jet Equipment Trust.

                                 "...CONFLICTING
                                  FORCES DRIVE
                                    TOWARDS
                                UNCERTAINTY, BUT
                                 FAIRLY STABLE
                                INTEREST RATES."

     Real Estate Investment Trusts (REITs) is another corporate area that has contributed positively to our performance. Through our research, we have uncovered securities with solid performance opportunities due to the stable incomes that are provided by the way the underlying companies are structured. Two examples of companies in this area are Equity Office Properties and ERP Operating.

     We are currently at an interesting point in the marketplace. Interest rates are not likely to move significantly in either direction, the economy has been too strong to warrant lower interest rates and oil price increases are concerning from an inflationary perspective. On the other hand, the six interest rate increases have created some slow-down in certain sectors of the economy such as housing. These conflicting forces drive towards uncertainty, but fairly stable interest rates. Given the expectation of continued Treasury buy-backs, we believe long-term interest rates will remain relatively low.


IMPORTANT CHANGES TO YOUR FUND

     With this report, I believe that it is important to address a significant upcoming change to the investment objective of the Westcore Long-Term Bond Fund. As of October 1, 2000, the name will change to the Westcore Flexible Income Fund. This restructured Fund will seek long-term total rate of return by investing primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities. This change will allow the Fund to take better advantage of our fixed income team's extensive experience in credit analysis. Additionally, the Funds' net operating expenses for the fiscal year ending May 31, 2001 will be lower than for the fiscal year ended May 31, 2000. The Prospectus Supplement dated July 28, 2000 explains the changes in detail.

* Without the absorption of fee waivers and/or expense reimbursements, the 30-day SEC yield would have been 6.58%.



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

                               MANAGER'S OVERVIEW



WESTCORE LONG-TERM BOND FUND (WTLTX)


AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE  INCEP.
 PERIOD ENDED     6-MONTH*    1-YEAR      5-YEAR      10-YEAR     6/1/88
 ------------     --------    ------      ------      -------  -------------
 5/31/00            2.10%      0.11%       5.97%       8.60%       8.84%
 6/30/00            5.93%      3.49%       6.24%       8.62%       8.98%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE
LONG-TERM BOND FUND, THE LEHMAN BROTHERS LONG-TERM GOVERNMENT/
CORPORATE BOND INDEX AND LIPPER CORPORATE DEBT BBB INDEX

                                    [CHART]

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Long-term indices include bonds with maturities of ten years or longer.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

An investment cannot be made directly in an index.


--------------------------------------------------------------------------------
38                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


TOP 10 FIXED-INCOME HOLDINGS AS OF MAY 31, 2000

     U.S. GOVERNMENT ZERO COUPON STRIPS~

     U.S. TREASURY BONDS~

-    LINCOLN NATIONAL INSURANCE CORP., 9.125%, 10/01/2024

-    K MART CORP., 7.95%, 02/01/2023

-    AMR CORP., 10.00%, 04/15/2021

-    LUBRIZOL CORP., 7.25%, 06/15/2025

-    BORDEN INC., 7.875%, 02/15/2023

-    PROPERTY TRUST OF AMERICA, 6.875%, 02/15/2008

-    ZURICH REINSURANCE CENTRE HOLDINGS, 7.125%, 10/15/2023

-    FHLMC POOL #G00336, 6.00%, 10/01/2024

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 63.11%
+    denotes increase in holding since last report (11/30/99)
-    denotes decrease in holding since last report (11/30/99)
*    denotes new top ten holding since last report (11/30/99)

~ Please Note: "U.S. Government Zero Coupon Strips" is a grouping of all U.S. Government Zero Coupon Strip issues and "U.S. Treasury Bonds" is a grouping of all U.S. Treasury Bond issues held in the portfolio as of May 31, 2000.

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000

                                  [PIE CHART]



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

                               MANAGER'S OVERVIEW



WESTCORE INTERMEDIATE-TERM BOND FUND

FUND OBJECTIVE: Seeks current income with less volatility of principal than funds with longer maturities by investing primarily in investment-grade bonds.


        [PHOTO]

  /s/ JEROME R. POWERS

  Jerome R. Powers, CFA
Portfolio Manager, Westcore
Intermediate-Term Bond Fund

     The Westcore Intermediate-Term Bond Fund's total return for the fiscal year ended May 31, 2000 was 1.67%. In comparison, the Lehman Brothers Intermediate Government/Corporate Index was up 2.49% and the Lipper Intermediate Investment Grade Debt Index returned 1.26%. A bond fund's total return equals its coupon income plus or minus changes in bond prices. In a period of rising interest rates, bond prices typically fall. However, the income, or yield, that a bond portfolio produces tends to rise. The 30-day SEC yield for the Fund was 7.33% as of May 31, 2000.*

     Total return was pushed down by the Federal Reserve raising interest rates six times during the course of the year due to the strong economic growth and the inflationary concerns that accompany that. Another factor contributing to our performance was credit spreads and mortgage spreads widened dramatically during this time period due to credit, liquidity and stock market concerns.



--------------------------------------------------------------------------------
40                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


     We emphasize corporate securities in this Fund, where we are able to add value through our research. For example, we have a fairly large exposure to transportation securities such as US Airways, Continental, United Airlines and Jet Equipment Trust. Our holdings here are high-quality enhanced equipment trust certificates, meaning they are backed by the actual airplanes and other such collateral.

                                "LOOKING AHEAD,
                                 INTEREST RATES
                                 ARE NOT LIKELY
                                     TO MOVE
                                SIGNIFICANTLY IN
                                EITHER DIRECTION."

     Real Estate Investment Trusts (REITs) is another corporate area that has contributed positively to our performance. Avalon Bay Communities and Evans Withycombe Residential are examples of holdings in this area.

     Looking ahead, interest rates are not likely to move significantly in either direction. The economy has been too strong to warrant lower interest rates and oil price increases are concerning from an inflationary perspective. On the other hand, the six interest rate increases have created some slow down in certain sectors of the economy such as housing. We believe these conflicting forces drive towards uncertainty, but fairly stable interest rates.


IMPORTANT CHANGES TO YOUR FUND

     With this report, I believe that it is important to address a significant upcoming change to the investment objective of the Westcore Intermediate-Term Bond Fund. As of October 1, 2000, the name will change to the Westcore Plus Bond Fund. This restructured Fund will seek long-term total rate of return by investing primarily in investment-grade corporate bonds of varying maturities. This change will allow the Fund to take better advantage of our fixed income team's extensive experience in credit analysis. Additionally, the Funds' net operating expenses for the fiscal year ending May 31, 2001 will be lower than for the fiscal year ended May 31, 2000. The Prospectus Supplement dated July 28, 2000 explains the changes in detail.

* Without the absorption of fee waivers and/or expense reimbursements, the 30-day SEC yield would have been 7.07%.



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
                               MANAGER'S OVERVIEW



WESTCORE INTERMEDIATE-TERM BOND FUND (WTIBX)


AVERAGE ANNUAL TOTAL RETURNS

                                                               SINCE  INCEP.
 PERIOD ENDED     6-MONTH*    1-YEAR      5-YEAR      10-YEAR     6/1/88
 ------------     --------    ------      ------      -------  -------------
 5/31/00            0.73%      1.67%       5.12%       6.69%       6.94%
 6/30/00            2.92%      3.72%       5.40%       6.77%       7.06%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
WESTCORE INTERMEDIATE-TERM BOND FUND, THE LEHMAN BROTHERS
INTERMEDIATE-TERM GOVERNMENT/CORPORATE BOND INDEX AND
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT INDEX

                                    [CHART]

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Lehman Brothers Intermediate-Term Government/Corporate Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Intermediate-term indices include bonds with maturities up to ten years.

Lipper Intermediate Investment Grade Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification. This classification consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Note: For the time period 6/1/88 - 5/31/89, the Lipper Intermediate Investment Grade Index was not in existence. Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable Lipper Index for this time period.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

An investment cannot be made directly in an index.



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42                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


TOP 10 FIXED-INCOME HOLDINGS AS OF MAY 31, 2000

     U.S. TREASURY NOTES~

+    FHLMC POOL #G00336, 6.00%, 10/01/2024

+    TIME WARNER ENTERTAINMENT CO., 9.625%, 05/01/2002

*    FNMA POOL #524784, 7.00%, 01/01/2030

+    NEW PLAN REALTY TRUST, 7.75%, 04/06/2005

+    WEINGARTEN REALTY INVESTORS TRUST, 7.22%, 06/01/2005

+    KIMCO REALTY CORP., 6.83%, 11/14/2005

+    UNITED AIR LINES INC. PASS-THROUGH CERTIFICATES, SERIES 95-A1, 9.02%,
     04/19/2012

*    RAYTHEON CO., 6.50%, 07/15/2005

*    WASHINGTON REAL ESTATE INVESTMENT TRUST, 7.125%, 08/13/2003

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 32.87%
+    denotes increase in holding since last report (11/30/99)
-    denotes decrease in holding since last report (11/30/99)
*    denotes new top ten holding since last report (11/30/99)

~ Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues held in the portfolio as of May 31, 2000.

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000

                                  [PIE CHART]


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
                               MANAGER'S OVERVIEW



WESTCORE COLORADO TAX-EXEMPT FUND

FUND OBJECTIVE: Seeks to provide income exempt from both federal and Colorado state personal income taxes by emphasizing Colorado municipal bonds with intermediate maturities.

                                    [PHOTO]
                             /s/ THOMAS B. STEVENS
                             Thomas B. Stevens, CFA
                          Portfolio Manager, Westcore
                           Colorado Tax-Exempt Fund

   Westcore Colorado Tax-Exempt Fund's total return for the fiscal year ended May 31, 2000 was -1.36%. In comparison, the return for the Lehman Brothers 10 Year Municipal Bond Index was -0.18%, and the Lipper Intermediate Municipal Debt Index was -0.71%.

   Rising interest rates put pressure on the municipal market during this fiscal year, and the total return of the Fund suffered, since bond prices move inversely to changes in interest rates. However, as bond yields rose, investors were offered higher tax-exempt income. The 30-day SEC yield for the Westcore Colorado Tax-Exempt Fund was 4.82% as of May 31, 2000.* For taxpayers in a combined Federal and Colorado income tax bracket of 34.28%, that equates to a tax-equivalent yield of 7.33%.*

   Several factors in addition to rising interest rates have affected the municipal bond market in Colorado this year. On the one hand, the strong economy has caused many municipal debt ratings to improve over the past year, which is positive for the Fund. On the other hand, because of the burgeoning tax revenues for some of these municipalities, the need to finance public projects has lessened. So the issuance, and consequently the supply, of municipal debt securities has declined, making it difficult to find good investments for the Fund.


--------------------------------------------------------------------------------
44                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW

                                "We continue to
                              advance the idea of
                              maintaining a high-
                            quality portfolio, the
                             majority of which is
                               either insured or
                                pre-refunded to
                                   maturity."

   The Fund is focusing on bonds with higher coupons in intermediate maturities (2-10 years) that will not be subject to wide price volatility should interest rates continue to go up. For example, we have been purchasing some issues with a 5.5-6.0% coupon at premiums to par value and, in the process, we've been selling some of the deeper discount issues with coupons in the 4.25-4.5% range. This should benefit shareholders in the Fund as most of the return will consequently come in the form of coupon or interest income rather than price appreciation.

   Looking ahead, it is our belief the Federal Reserve will minimize the extent of implementing further interest rate increases. Much depends on the economic data and inflation numbers to be released in the ensuing months. Given this, it is our intent to gradually extend the Fund's weighted average maturity and duration to lock in what we believe to be cyclically attractive interest rate levels. We continue to advance the idea of maintaining a high-quality portfolio, the majority of which is either insured or pre-refunded to maturity. We believe this Fund continues to be a suitable investment for risk-averse investors seeking tax-exempt income in a high-quality vehicle.

*Without the absorption of fee waivers and/or expense reimbursements, the figures quoted would have been 4.25% for the 30-day SEC yield and 6.47% for the tax-equivalent yield.


--------------------------------------------------------------------------------
[WESTCORE LOGO]       1-800-392-CORE (2673) o www.westcore.com                45

                               MANAGER'S OVERVIEW



WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)


AVERAGE ANNUAL TOTAL RETURNS

                                                                SINCE INCEP.
PERIOD ENDED      6-MONTH*    1-YEAR      5-YEAR      10-YEAR     6/1/91
-------------     -------     ------      ------      -------  -------------
 5/31/00            0.21%     (1.36%)      3.99%        N/A        5.41%
 6/30/00            3.13%      2.73%       4.53%        N/A        5.64%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/91. Past performance is not indicative of future results. Principal value may fluctuate and shares, when redeemed, may be worth more or less than their original cost. *Not annualized.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE COLORADO TAX-EXEMPT FUND, THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT INDEX

                                    [GRAPH]

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/91.

Lipper Index data provided by Lipper Analytical Services, Inc.

The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification. This classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Note: Lipper categorizes Westcore Colorado Tax-Exempt Fund in the Lipper Other States Municipal Debt category. However, Lipper does not calculate a Lipper Index for this category. Therefore, Westcore Funds selected the Lipper Intermediate Municipal Debt Index as the most comparable Lipper Index. An investment cannot be made directly in an index.

-------------------------------------------------------------------------------
46                         Annual Report May 31, 2000            [WESTCORE LOGO]

                               MANAGER'S OVERVIEW


TOP 10 MUNICIPAL BOND HOLDINGS AS OF MAY 31, 2000

+ SUMMIT COUNTY SCHOOL DISTRICT RE-1, 6.55%, 12/01/2009, Prerefunded 12/01/2004 @ 100.00, FGIC

*    MESA COUNTY VALLEY SCHOOL DISTRICT 51, 6.00%, 12/01/2006

+ POUDRE VALLEY HOSPITAL DISTRICT, LARIMER COUNTY, 5.375%, 11/15/2007, Optional 11/15/2003 @ 100.00

+ BOULDER & GILPIN COUNTIES, BOULDER VALLEY SCHOOL DISTRICT RE-2, 5.00%, 12/01/2011, Optional 12/01/2007 @ 100.00, FGIC

* EAGLE GARFIELD & ROUTT COUNTIES SCHOOL DISTRICT RE-50J, 5.25%, 12/01/2015, Optional 12/01/2009 @ 101.00, FGIC

* DOUGLAS & ELBERT COUNTIES SCHOOL RE-1, 6.50%, 12/15/2016, Prerefunded 12/15/2004 @ 101.00

* LA PLATA COUNTY SCHOOL DISTRICT 9-R, 6.60%, 11/01/2017, Optional 11/01/2002 @ 101.00, FGIC

+ JEFFERSON COUNTY SCHOOL DISTRICT R-1, 5.90%, 12/15/2004, Prerefunded 12/15/2002 @ 101.00, AMBAC

* ADAMS COUNTY SCHOOL DISTRICT 12, 6.125%, 12/15/2007, Optional 12/15/2003 @ 100.00, FGIC

+    BOULDER COUNTY OPEN SPACE SALES & USE TAX, 5.75%, 12/15/2004, FGIC

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 20.51%
+    denotes increase in holding since last report (11/30/99)
-    denotes decrease in holding since last report (11/30/99)
*    denotes new top ten holding since last report (11/30/99)

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular company or holding.


SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2000


                                  [PIE CHART]

--------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) o www.westcore.com                  47

                          FINANCIAL TABLE OF CONTENTS


STATEMENTS OF INVESTMENTS ..................................................  49

      Westcore MIDCO Growth Fund ...........................................  49

      Westcore Growth and Income Fund ......................................  53

      Westcore International Frontier Fund .................................  56

      Westcore Small-Cap Growth Fund .......................................  59

      Westcore Select Fund .................................................  61

      Westcore Blue Chip Fund ..............................................  63

      Westcore Mid-Cap Opportunity Fund ....................................  66

      Westcore Small-Cap Opportunity Fund ..................................  69

      Westcore Long-Term Bond Fund .........................................  72

      Westcore Intermediate-Term Bond Fund .................................  76

      Westcore Colorado Tax-Exempt Fund ....................................  81


STATEMENTS OF ASSETS AND LIABILITIES .......................................  89

STATEMENTS OF OPERATIONS ...................................................  93

STATEMENTS OF CHANGES IN NET ASSETS ........................................  97

FINANCIAL HIGHLIGHTS ....................................................... 108

NOTES TO FINANCIAL STATEMENTS .............................................. 124

INDEPENDENT AUDITORS' REPORT ............................................... 138


-------------------------------------------------------------------------------
48                         Annual Report May 31, 2000            [WESTCORE LOGO]

                           STATEMENTS OF INVESTMENTS

WESTCORE MIDCO GROWTH FUND



                                          SHARES                  MARKET VALUE
                                       -----------                ------------
COMMON STOCKS  93.89%
BASIC MATERIALS  0.59%
CHEMICALS  0.17%
Uniroyal Technology
   Corp.**                               24,000                    $  384,000

PAPER & PACKAGING  0.42%
Sealed Air Corp.**                       17,600                       985,600
TOTAL BASIC MATERIALS
(Cost $1,672,012)                                                   1,369,600
-----------------------------------------------------------------------------

CAPITAL GOODS  2.13%
AEROSPACE & DEFENSE  1.81%
General Motors Corp. -
   Class H**                             29,800                     2,933,438
Metricom Inc.**                          22,300                       496,175
Sirius Satellite
   Radio Inc.**                          20,600                       780,225
                                                                  -----------
                                                                    4,209,838

OFFICE PRODUCTS  0.32%
Office Depot Inc. **                    105,300                       743,681
TOTAL CAPITAL GOODS
(Cost $4,592,690)                                                   4,953,519
-----------------------------------------------------------------------------


CONSUMER CYCLICALS  16.52%
AUTOMOTIVE  1.24%
Gentex Corp. **                          71,300                     2,210,300
SPX Corp.                                 6,300                       663,469
                                                                  -----------
                                                                    2,873,769

CONSUMER SOFT GOODS  0.35%
Jones Apparel
Group Inc.**                             30,200                       809,737

HOTELS - RESTAURANTS - LEISURE  2.58%
Marriott International Inc.              20,000                       725,000

Metro-Goldwyn-
   Mayer Inc.**                         152,300                   $ 4,321,513
MGM Grand Inc.                           28,800                       936,000
                                                                  -----------
                                                                    5,982,513

MEDIA - PUBLISHING - CABLE  7.77%
AMFM Inc.**                              35,500                     2,405,125
Infinity Broadcasting
   Corp. - Class A**                     63,600                     2,011,350
Sinclair Broadcast Group
   Inc. - Class A**                     140,300                     1,157,475
TV Guide Inc. - Class A**                55,000                     1,415,391
USA Networks Inc.**                     240,240                     4,549,545
Westwood One Inc.**                     196,600                     6,524,662
                                                                  -----------
                                                                   18,063,548

RETAIL  4.58%
Best Buy Company Inc.**                  30,800                     1,971,200
Circuit City Stores -
   Circuit City Group                    28,900                     1,439,581
Costco Wholesale Corp.**                 28,600                       913,413
Family Dollar Stores                     75,800                     1,497,050
Kohls Corp.**                            46,000                     2,380,500
Nordstrom Inc.                           46,700                     1,173,337
Zale Corp.**                             33,500                     1,273,000
                                                                  -----------
                                                                   10,648,081
TOTAL CONSUMER CYCLICALS
(Cost $26,511,395)                                                 38,377,648
-----------------------------------------------------------------------------


CONSUMER STAPLES  1.59%
HOUSEHOLD PRODUCTS  0.40%
Estee Lauder Companies
   Inc. - Class A                        20,700                       927,619

RETAIL FOOD & DRUG  1.19%
Sysco Corp.                              66,200                     2,776,263
TOTAL CONSUMER STAPLES
(Cost $2,965,482)                                                   3,703,882
-----------------------------------------------------------------------------



-------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) o www.westcore.com                  49

                           STATEMENTS OF INVESTMENTS


                                          SHARES                  MARKET VALUE
                                       -----------                ------------

CREDIT SENSITIVE  6.71%
BANKS  0.28%
U. S. Trust Corp.                         4,700                   $   667,694

FINANCIAL SERVICES  3.90%
Capital One Financial Corp.              55,200                     2,608,200
CheckFree Holdings Corp.**                8,700                       363,769
Kansas City Southern Industries Inc.     58,000                     3,900,500
Knight Trading Group Inc.**              23,500                       682,969
S1 Corp.**                               14,800                       497,650
Waddell & Reed Financial Inc. -
   Class A                               36,750                     1,008,328
                                                                  -----------
                                                                    9,061,416

INSURANCE  0.54%
AMBAC Financial Group Inc.               24,800                     1,249,300

UTILITIES - ELECTRIC  0.30%
AES Corp.**                               8,000                       698,000

UTILITIES - TELEPHONE  1.69%
AT&T Canada Inc. - Class B**             30,500                     1,189,500
McLeodUSA Inc. - Class A**              136,600                     2,732,000
                                                                  -----------
                                                                    3,921,500
TOTAL CREDIT SENSITIVE
(Cost $15,429,926)                                                 15,597,910
-----------------------------------------------------------------------------


ENERGY  3.60%
ENERGY EQUIPMENT & SERVICES  3.11%
Baker Hughes Inc.                        36,500                     1,323,125
BJ Services Co. **                       15,200                     1,088,700
Nabors Industries Inc.**                 64,900                     2,790,700
Noble Drilling Corp.**                   46,900                     2,034,287
                                                                  -----------
                                                                    7,236,812

ENERGY PRODUCERS  0.49%
El Paso Energy Corp.                     21,900                     1,127,850
TOTAL ENERGY
(Cost $3,923,664)                                                   8,364,662
-----------------------------------------------------------------------------

HEALTHCARE  9.90%
BIOTECHNOLOGY  1.42%
ACLARA BioSciences Inc.**                26,100                       688,388
PE Corp. - Celera
   Genomics Group**                      15,900                       884,437
QLT Inc.**                               35,400                     1,732,388
                                                                  -----------
                                                                    3,305,213

DRUGS & HEALTHCARE PRODUCTS  4.72%
Biomet Inc.                              38,800                     1,399,225
Forest Laboratories Inc. -
   Class A**                             19,300                     1,708,050
IDEXX Laboratories Corp.**              111,500                     2,766,594
Millennium
   Pharmaceuticals Inc.**                13,900                     1,162,387
PE Corp. - PE Biosystems Group           30,800                     1,709,400
Sybron International Corp.**             69,900                     2,214,956
                                                                  -----------
                                                                   10,960,612

HEALTHCARE SERVICES  3.76%
Caremark Rx Inc.**                      107,900                       654,144
Health Management
   Associates Inc. -
   Class A**                            110,900                     1,310,006
Laboratory Corp. of
   America Holdings**                    21,440                     1,541,000
Omnicare Inc.                           127,400                     2,102,100
Tenet Healthcare Corp.                  111,000                     2,844,375
TriZetto Group Inc.**                    21,300                       274,238
                                                                  -----------
                                                                    8,725,863
                                                                  -----------
TOTAL HEALTHCARE
(Cost $17,740,193)                                                 22,991,688
-----------------------------------------------------------------------------





-------------------------------------------------------------------------------
50                         Annual Report May 31, 2000            [WESTCORE LOGO]

                           STATEMENTS OF INVESTMENTS


                                                    SHARES       MARKET VALUE
                                                  -----------    ------------

SERVICES  5.02%
BUSINESS SERVICES  3.84%
Cintas Corp.                                         100,750   $    4,433,000
Concord EFS Inc.**                                    49,000        1,188,250
Paychex Inc.                                          50,550        1,769,250
TMP Worldwide Inc.**                                  27,900        1,541,475
                                                               --------------
                                                                    8,931,975

CONSUMER SERVICES  1.18%
Cendant Corp.**                                      115,800        1,534,350
Sylvan Learning Systems Inc.**                       106,800        1,201,500
                                                               --------------
                                                                    2,735,850
TOTAL SERVICES
(Cost $11,164,066)                                                 11,667,825
-----------------------------------------------------------------------------

TECHNOLOGY  47.83%
COMPUTER HARDWARE  2.46%
Gateway Inc.**                                        23,200        1,148,400
Ingram Micro Inc.**                                   74,700        1,260,562
Lexmark International Group Inc. - Class A**          13,600          948,600
Network Appliance Inc.**                              36,600        2,362,988
                                                               --------------
                                                                    5,720,550

COMPUTER SERVICES & SOFTWARE  16.68%
AnswerThink Consulting Group Inc.**                   20,300          359,056
BEA Systems Inc.**                                    45,100        1,629,237
BroadVision Inc.**                                    12,500          447,656
Comdisco Inc.                                         50,900        1,304,313
Computer Sciences Corp.**                             24,900        2,388,844
Digex Inc. - Class A**                                10,900          460,525
Digital Island**                                      30,400          557,650
E.piphany Inc.**                                       9,100          710,938
Fiserv Inc.**                                         41,600        1,944,800
I2 Technologies Inc.**                                16,300        1,733,912
Infospace Inc.**                                      25,800        1,119,075
Inktomi Corp.**                                       18,200        2,031,575
Intuit Inc.**                                         49,600        1,798,000

Kana Communications Inc.**                             4,600          206,138
Keynote Systems Inc.**                                 7,900          275,019
MarchFirst Inc.**                                     30,186          569,761
Network Solutions Inc.**                               5,800          853,325
Parametric Technology Corp.**                         74,500          791,562
Portal Software Inc.**                                23,100          929,775
RealNetworks Inc.**                                   29,000        1,053,063
Siebel Systems Inc.**                                 32,900        3,849,300
SmartForce Plc - ADR**                                60,800        2,557,400
360Networks Inc. **                                   45,900          645,469
USinternetworking Inc.**                              86,400        1,549,800
VeriSign Inc.**                                       16,600        2,247,225
Veritas Software Corp.**                              51,475        5,996,837
Vignette Corp.**                                      10,000          275,625
Vitria Technology Inc.**                              13,600          476,000
                                                               --------------
                                                                   38,761,880

ELECTRONICS  15.78%
Altera Corp.**                                        51,300        4,405,387
Analog Devices Inc.**                                 49,800        3,834,600
Atmel Corp.**                                         59,000        2,253,062
Conexant Systems Inc.**                               23,200          872,900
Flextronics International Ltd.**                      14,700          800,231
Jabil Circuit Inc.**                                  43,300        1,580,450
Kla-Tencor Corp.**                                    11,800          584,838
Linear Technology Corp.                               61,800        3,650,062
Maxim Integrated Products Inc. **                     61,600        3,907,750
Microchip Technology Inc.**                           21,700        1,231,814
Novellus Systems Inc.**                               16,100          775,819
PMC-Sierra Inc.**                                     19,100        2,927,075
SanDisk Corp.**                                       65,400        3,801,375
Vitesse Semiconductor Corp.**                         21,000        1,063,125
Xilinx Inc.**                                         65,200        4,963,350
                                                               --------------
                                                                   36,651,838


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[WESTCORE LOGO]     1-800-392-CORE (2673) o www.westcore.com                  51

                           STATEMENTS OF INVESTMENTS


                                                      SHARES          MARKET VALUE
                                                   ------------      --------------
NETWORKING  0.34%
Internap Network
   Services Corp.**                                    27,700      $      792,912

TELECOMMUNICATIONS  12.57%
Carrier1 International
   SA - ADR**                                          78,500           1,236,375
Ciena Corp.**                                          28,900           3,458,969
Clarent Corp.**                                        14,900             631,388
Comverse Technology Inc.**                             25,000           2,284,375
Covad Communications Group Inc.**                       7,100             167,737
E-Tek Dynamics Inc.**                                   9,700           1,782,981
Exodus Communications Inc.**                           18,800           1,326,575
ICG Communications Inc.**                              48,500             912,406
JDS Uniphase Corp.**                                   61,400           5,403,200
Metromedia Fiber Network Inc. - Class A**              47,800           1,478,812
MGC Communications Inc.**                              61,500           2,521,500
Nextlink Communications Inc. - Class A**               13,000             910,813
ONI Systems Corp.**                                       900              22,500
Paradyne Networks Corp.**                              17,200             483,750
PSINet Inc. **                                         41,100           1,071,169
Sonus Networks Inc.**                                   1,600             116,700
Verio Inc.**                                           29,600           1,683,500
Viatel Inc.**                                          37,100             925,181
Virata Corp.**                                          9,800             404,250
WinStar Communications Inc.**                          84,150           2,387,756
                                                                   --------------
                                                                       29,209,937
TOTAL TECHNOLOGY
(Cost $69,915,342)                                                    111,137,117
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $153,914,770)                                                   218,163,851
---------------------------------------------------------------------------------

MUTUAL FUNDS  5.50%
Dreyfus Cash Management Fund                       10,030,746          10,030,746
Fidelity Institutional Money Market Fund            2,750,000           2,750,000
                                                                   --------------
                                                                       12,780,746
TOTAL MUTUAL FUNDS
(Cost $12,780,746)                                                     12,780,746
---------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED  18.35%
COMMERCIAL PAPER  3.87%
American Express Co., 6.70%, 06/01/2000             3,000,000           3,000,000
Associates Corp., 6.76%, 06/01/2000                 3,000,000           3,000,000
DaimlerChrysler AG, 6.75%, 06/01/2000               3,000,000           3,000,000
                                                                   --------------
                                                                        9,000,000

MUTUAL FUNDS  14.48%
AIM Liquid Assets Fund                              5,350,332           5,350,332
AIM Prime Portfolio Fund                              326,315             326,315
Mitchell Hutchins Private Money Market Fund(2)     27,958,937          27,958,937
                                                                   --------------
                                                                       33,635,584
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $42,635,584)                                                     42,635,584
---------------------------------------------------------------------------------

Total Investments
(Cost $209,331,100)                                    117.74%     $  273,580,181
Liabilities in Excess
of Other Assets                                        (17.74%)       (41,226,040)
                                                                   --------------
NET ASSETS                                             100.00%     $  232,354,141
---------------------------------------------------------------------------------

See Notes to Statements of Investments


-------------------------------------------------------------------------------
52                         Annual Report May 31, 2000            [WESTCORE LOGO]

                           STATEMENTS OF INVESTMENTS

WESTCORE GROWTH AND INCOME FUND



                                                      SHARES          MARKET VALUE
                                                   ------------      --------------
COMMON STOCKS  94.55%
BASIC MATERIALS  3.35%
CHEMICALS  2.10%
Avery Dennison Corp.                                    2,500      $      153,125
Pharmacia Corp.                                         3,600             186,975
                                                                   --------------
                                                                          340,100

PAPER & PACKAGING  1.25%
Sealed Air Corp.**                                      3,600             201,600
TOTAL BASIC MATERIALS
(Cost $529,955)                                                           541,700
---------------------------------------------------------------------------------


CAPITAL GOODS  6.14%
AEROSPACE & DEFENSE  0.97%
General Motors Corp. - Class H**                        1,600             157,500

ELECTRICAL EQUIPMENT  4.69%
General Electric Co.                                   14,400             757,800

OTHER - CAPITAL GOODS  0.48%
Corning Inc.                                              400              77,375
TOTAL CAPITAL GOODS
(Cost $481,680)                                                           992,675
---------------------------------------------------------------------------------


CONSUMER CYCLICALS  10.92%
AUTOMOTIVE  0.98%
Gentex Corp.**                                          5,100             158,100

HOTELS - RESTAURANTS - LEISURE  0.85%
Marriott International Inc.                             3,800             137,750

MEDIA - PUBLISHING - CABLE  3.91%
AMFM Inc.**                                             2,400             162,600
Time Warner Inc.                                        1,800             142,088
Viacom Inc. - Class B**                                 2,821             174,902
Westwood One Inc.**                                     4,600             152,662
                                                                   --------------
                                                                          632,252
RETAIL  5.18%
Bed Bath & Beyond Inc.**                                2,400              88,350
Home Depot Inc.                                         3,900             190,369
Lowe's Companies Inc.                                   4,800             223,500
Wal-Mart Stores, Inc.                                   5,800             334,225
                                                                   --------------
                                                                          836,444
TOTAL CONSUMER CYCLICALS
(Cost $1,057,981)                                                       1,764,546
---------------------------------------------------------------------------------


CONSUMER STAPLES  1.06%
FOOD, BEVERAGES & TOBACCO  1.06%
Hershey Foods Corp.                                     3,300             171,188
TOTAL CONSUMER STAPLES
(Cost $167,582)                                                           171,188
---------------------------------------------------------------------------------


CREDIT SENSITIVE  17.23%
BANKS  3.34%
Wells Fargo & Co.                                       4,700             212,675
Zions Bancorporation                                    7,000             326,375
                                                                   --------------
                                                                          539,050

FINANCIAL SERVICES  4.82%
Capital One Financial Corp.                             4,600             217,350
Charles Schwab Corp.                                    4,950             142,313
Household International Inc.                            2,900             136,300
Kansas City Southern Industries                         2,600             174,850
MBNA Corp.                                              3,862             107,653
                                                                   --------------
                                                                          778,466

INSURANCE 0.96%
American International Group                            1,375             154,773


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





                           STATEMENTS OF INVESTMENTS


                                                      SHARES          MARKET VALUE
                                                   ------------      --------------

UTILITIES - ELECTRIC  3.02%
AES Corp.                                               5,592      $      487,902

UTILITIES - GAS  3.37%
Enron Corp.                                             5,700             415,387
Williams Cos. Inc.                                      3,100             128,844
                                                                   --------------
                                                                          544,231

UTILITIES - TELEPHONE  1.72%
Sprint Corp. (FON Group)                                2,400             145,200
WorldCom Inc. **                                        3,543             133,306
                                                                   --------------
                                                                          278,506
TOTAL CREDIT SENSITIVE
(Cost $1,332,242)                                                       2,782,928
---------------------------------------------------------------------------------

ENERGY  9.35%
ENERGY EQUIPMENT & SERVICES  5.20%
Baker Hughes Inc.                                       5,800             210,250
Halliburton Co.                                         1,800              91,800
Nabors Industries Inc.**                                9,237             397,191
Schlumberger Ltd.                                       1,915             140,872
                                                                   --------------
                                                                          840,113

ENERGY PRODUCERS  4.15%
Anadarko Petroleum Corp.                               10,500             557,156
El Paso Energy Corp.                                    2,200             113,300
                                                                   --------------
                                                                          670,456
TOTAL ENERGY
(Cost $966,977)                                                         1,510,569
---------------------------------------------------------------------------------


HEALTHCARE  9.35%
BIOTECHNOLOGY  1.11%
Biogen Inc.**                                           1,700              92,650
Genentech Inc.**                                          800              85,900
                                                                   --------------
                                                                          178,550

DRUGS & HEALTHCARE PRODUCTS  7.67%
Abbott Laboratories Co.                                 3,600             146,475
Forest Laboratories - Class A**                           900              79,650


Guidant Corp.**                                         3,300             167,063
IDEXX Laboratories Inc.**                               8,000             198,500
Medtronic Inc.                                          3,400             175,525
Pfizer Inc.                                             3,400             151,513
Schering-Plough Corp.                                   4,100             198,337
Warner-Lambert Co.                                      1,000             122,125
                                                                   --------------
                                                                        1,239,188

HEALTHCARE SERVICES  0.57%
Health Management Associates Inc. - Class A**           7,800              92,137
TOTAL HEALTHCARE
(Cost $1,018,487)                                                       1,509,875
---------------------------------------------------------------------------------


SERVICES  5.32%
BUSINESS SERVICES  4.97%
Cintas Corp.                                            5,500             242,000
Concord EFS Inc.**                                      3,600              87,300
Interim Services Inc.**                                 4,800              96,600
Omnicom Group                                           4,500             377,719
                                                                   --------------
                                                                          803,619

CONSUMER SERVICES  0.35%
Cendant Corp.**                                         4,229              56,034
TOTAL SERVICES
(Cost $487,802)                                                           859,653
---------------------------------------------------------------------------------

TECHNOLOGY 31.83%
COMPUTER HARDWARE 4.10%
EMC Corp.**                                             2,100             244,256
Gateway Inc.**                                          2,200             108,900
International Business Machines Corp.                   1,000             107,313
Lexmark International Group Inc. - Class A**              700              48,825
Sun Microsystems Inc.**                                 2,000             153,250
                                                                   --------------
                                                                          662,544

-------------------------------------------------------------------------------
54                         Annual Report May 31, 2000            [WESTCORE LOGO]

                           STATEMENTS OF INVESTMENTS

                                                      SHARES          MARKET VALUE
                                                   ------------      --------------

COMPUTER SERVICES & SOFTWARE  9.50%
America Online Inc.**                                   2,800      $      148,400
First Data Corp.**                                      1,300              72,881
Fiserv Inc.**                                           3,700             172,975
Intuit Inc.**                                           4,500             163,125
Korea Thrunet Co. Ltd. - Class A                        1,800              30,150
MarchFirst Inc.**                                       7,808             147,376
Microsoft Corp.**                                       4,100             256,506
Oracle Corp.**                                          4,000             287,500
Veritas Software Corp.**                                2,200             256,300
                                                                   --------------
                                                                        1,535,213

ELECTRONICS  7.75%
Agilent Technologies Inc. **                            3,000             220,875
Intel Corp.                                             3,600             448,650
Jabil Circuit Inc.**                                    5,600             204,400
Linear Technology Corp.                                 3,700             218,531
Texas Instruments Inc.                                  2,200             158,950
                                                                   --------------
                                                                        1,251,406

NETWORKING  2.64%
Cisco Systems Inc.**                                    7,500             427,500

TELECOMMUNICATIONS  7.84%
AT&T Wireless Group**                                   2,700              77,119
Ciena Corp.**                                           1,300             155,594
Ericsson L M Telephone Co. - ADR**                      5,900             120,950
E-tek Dynamics Inc.**                                     500              91,906
Lucent Technologies Inc.                                3,600             206,550
Nokia Corp. - ADR                                       5,400             280,800
Tellabs Inc.**                                          3,200             207,800
WinStar Communications Inc.**                           4,450             126,269
                                                                   --------------
                                                                        1,266,988
TOTAL TECHNOLOGY
(Cost $3,426,637)                                                       5,143,651
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $9,469,343)                                                     15,276,785
---------------------------------------------------------------------------------

MUTUAL FUNDS  5.31%
Dreyfus Cash Management Fund                          607,949             607,949
Fidelity Institutional
   Money Market Fund                                  250,000             250,000
                                                                   --------------
                                                                          857,949
TOTAL MUTUAL FUNDS
(Cost $857,949)                                                           857,949
---------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED  0.17%
MUTUAL FUNDS  0.17%
AIM Liquid Assets Fund                                 16,784              16,784
AIM Prime Portfolio Fund                                1,351               1,351
Mitchell Hutchins Private Money Market Fund(2)          9,318               9,318
                                                                   --------------
                                                                           27,453
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $27,453)                                                             27,453
---------------------------------------------------------------------------------

Total Investments
(Cost $10,354,745)                                     100.03%     $   16,162,187
Liabilities in Excess
of Other Assets                                         (0.03%)            (5,203)
                                                   ------------------------------
NET ASSETS                                             100.00%     $   16,156,984
---------------------------------------------------------------------------------

See Notes to Statements of Investments


-------------------------------------------------------------------------------
[WESTCORE LOGO]      1-800-392-CORE (2673) o www.westcore.com                 55

                           STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL FRONTIER FUND


                                                      SHARES          MARKET VALUE
                                                   ------------      --------------

COMMON STOCKS  92.38%
BASIC MATERIALS  2.68%
MULTI-INDUSTRY  2.68%
Nutreco Holdings NV
   (Netherlands)                                       15,000      $      579,393
TOTAL BASIC MATERIALS
(Cost $529,342)                                                           579,393
---------------------------------------------------------------------------------


CAPITAL GOODS  11.43%
ELECTRICAL EQUIPMENT  5.98%
Pace Micro Technology Plc (Great Britain)              50,000             678,968
Sez Holding AG (Switzerland)                              800             613,569
                                                                   --------------
                                                                        1,292,537

MACHINERY & EQUIPMENT  5.45%
Gretag Imaging Group (Switzerland)                      2,000             377,581
Manitou BF SA (France)                                  3,500             301,869
Noritsu Koki Co. Ltd. (Japan)                           4,000             134,850
Pinguely-Haulotte (France)                             20,000             363,541
                                                                   --------------
                                                                        1,177,841
TOTAL CAPITAL GOODS
(Cost $2,524,031)                                                       2,470,378
---------------------------------------------------------------------------------

CONSUMER CYCLICALS  19.35%
AUTOMOTIVE  1.31%
Ducati Motor Holding SpA** (Italy)                    110,000             282,579

CONSUMER PRODUCTS  2.63%
Dorel Industries - Class B**- ADR (Canada)             12,000             234,000

Vtech Holdings Ltd.
   (China)                                            100,000             333,034
                                                                   --------------
                                                                          567,034

HOTELS - RESTAURANTS - LEISURE  9.19%
Four Seasons Hotels Inc. - ADR (Canada)                 4,600             274,562
Global Dining Inc. (Japan)                              6,000             415,138
Groupe Flo (France)                                    10,000             374,669
Pizzaexpress Plc (Great Britain)                       40,000             410,444
Telepizza (Spain)                                      90,000             513,316
                                                                   --------------
                                                                        1,988,129

MEDIA - PUBLISHING - CABLE  1.12%
Alliance Atlantis Communications - Class B** (Canada)  10,000             110,169
Capital Radio Plc (Great Britain)                       7,000             132,879
                                                                   --------------
                                                                          243,048

OTHER CONSUMER CYCLICALS  2.17%
Senator Film AG (Germany)                               5,000             468,337

RETAIL  2.93%
GrandVision (France)                                   13,400             350,446
Hornbach Holding AG (Germany)                           7,700             282,069
                                                                   --------------
                                                                          632,515
TOTAL CONSUMER CYCLICALS
(Cost $4,419,174)                                                       4,181,642
---------------------------------------------------------------------------------


-------------------------------------------------------------------------------
56                         Annual Report May 31, 2000            [WESTCORE LOGO]

                           STATEMENTS OF INVESTMENTS


                                                      SHARES          MARKET VALUE
                                                   ------------      --------------

CONSUMER STAPLES 2.67%
FOOD, BEVERAGES & TOBACCO  1.28%
Baron De Ley (Spain)                                    6,000      $      129,929
Remy Cointreau (France)                                 6,800             146,937
                                                                   --------------
                                                                          276,866

OTHER CONSUMER STAPLES  1.39%
Deodeo Corp. (Japan)                                   39,000             299,178
TOTAL CONSUMER STAPLES
(Cost $695,902)                                                           576,044
---------------------------------------------------------------------------------


CREDIT SENSITIVE  1.97%
FINANCIAL SERVICES  1.97%
Direkt Anlage Bank** (Germany)                         12,500             426,604
TOTAL CREDIT SENSITIVE
(Cost $375,192)                                                           426,604
---------------------------------------------------------------------------------


ENERGY  5.85%
ENERGY EQUIPMENT & SERVICES  5.85%
Coflexip Stena Offshore - ADR (France)                 14,000             815,500
IHC Caland NV (Netherlands)                            10,000             448,398
                                                                   --------------
                                                                        1,263,898
TOTAL ENERGY
(Cost $1,048,648)                                                       1,263,898
---------------------------------------------------------------------------------


HEALTHCARE  15.74%
BIOTECHNOLOGY  2.01%
Celltech Group Plc (Great Britain)                     25,500             368,952
GPC Biotech AG** (Germany)                              2,500              64,918
                                                                   --------------
                                                                          433,870

DRUGS & HEALTHCARE PRODUCTS  13.73%
Angiotech Pharmaceuticals Inc.** (Canada)              10,500             392,602

Genset SA (France)                                      2,000             148,013
Jomed** (Netherlands)                                  10,000             383,481
Nobel Biocare (Sweden)                                 27,500             585,820
Oxford Glycosciences Plc (Great Britain)               14,500             316,428
Phonak Holding AG (Switzerland)                           300             707,965
Tecan AG (Switzerland)                                    500             435,103
                                                                   --------------
                                                                        2,969,412
TOTAL HEALTHCARE
(Cost $3,018,844)                                                       3,403,282
---------------------------------------------------------------------------------


SERVICES  8.18%
BUSINESS SERVICES  6.56%
CE Consumer Electronics Ord NPV (Germany)               3,000             386,726
Emitch Limited** (Australia)                          200,000              58,191
IFCO Systems NV** (Netherlands)                        10,000             222,576
Park 24 Co. Ltd. (Japan)                                4,000             471,790
Swisslog Holding AG (Switzerland)                         600             277,876
                                                                   --------------
                                                                        1,417,159

CONSUMER SERVICES  1.62%
Sixt AG (Germany)                                      15,000             350,557
TOTAL SERVICES
(Cost $1,909,919)                                                       1,767,716
---------------------------------------------------------------------------------


TECHNOLOGY 24.51%
COMPUTER HARDWARE 1.88%
Logitech International SA
   (Switzerland)                                          700             406,785

COMPUTER SERVICES & SOFTWARE 4.76%
Damgaard AS**
   (Denmark)                                            6,000             298,118
Devoteam SA** (France)                                  1,400             134,900
Infosources (France)                                   17,686             185,342


-------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) o www.westcore.com                  57

                           STATEMENTS OF INVESTMENTS

                                                      SHARES          MARKET VALUE
                                                   ------------      --------------

Scoot.com Plc -  ADR**
   (Great Britain)                                      8,900      $      409,400
                                                                   --------------
                                                                        1,027,760

ELECTRONICS  6.28%
ASM International NV - ADR** (Netherlands)             24,000             621,000
GFT Technology NPV** (Germany)                          3,000             556,440
Parthus Technologies (Great Britain)                   75,000             179,924
                                                                   --------------
                                                                        1,357,364

NETWORKING  3.19%
Bookham Technology Plc** (Great Britain)               15,000             689,430

TELECOMMUNICATIONS  8.40%
Asianinfo Holdings Inc.- ADR** (China)                 10,000             451,250
BreezeCom Ltd. - ADR** (Israel)                        10,000             246,876
GT Group Telecom Inc. - Class B** (Canada)             40,000             559,525
Wavecom SA -  ADR** (France)                            5,700             558,600
                                                                   --------------
                                                                        1,816,251
TOTAL TECHNOLOGY
(Cost $4,546,270)                                                       5,297,590
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $19,067,322)                                                     19,966,547
---------------------------------------------------------------------------------


U.S. GOVERNMENT TREASURIES  0.92%
U.S. TREASURY BILLS:
08/31/2000                                            200,000             197,245
TOTAL U.S. GOVERNMENT TREASURIES
(Cost $197,140)                                                           197,245
---------------------------------------------------------------------------------


MUTUAL FUNDS  5.76%
Dreyfus Cash Management Fund                          495,501             495,501
Fidelity Institutional
   Money Market Fund                                  750,000             750,000
                                                                   --------------
                                                                        1,245,501
TOTAL MUTUAL FUNDS
(Cost $1,245,501)                                                       1,245,501
---------------------------------------------------------------------------------

Total Investments
(Cost $20,509,963)                                      99.06%     $   21,409,293
Other Assets in
Excess of Liabilities                                    0.94%            203,420
                                                   ------------------------------
NET ASSETS                                             100.00%     $   21,612,713
---------------------------------------------------------------------------------

See Notes to Statements of Investments


-------------------------------------------------------------------------------
58                        Annual Report May 31, 2000             [WESTCORE LOGO]

                           STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND

                                      SHARES       MARKET VALUE
                                      ------       ------------
COMMON STOCKS  91.16%
CONSUMER CYCLICALS  4.39%
MEDIA - PUBLISHING - CABLE  2.56%
New Frontier Media Inc.**              2,500       $     19,375
Spanish Broadcasting
   System - Class A**                 31,600            537,200
                                                   ------------
                                                        556,575

RETAIL  1.83%
Linens 'N' Things Inc.**              15,000            398,437
TOTAL CONSUMER CYCLICALS
(Cost $1,083,275)                                       955,012
---------------------------------------------------------------
ENERGY  4.36%
ENERGY PRODUCERS  4.36%
Noble Affiliates Inc.                 10,700            420,644
Spinnaker Exploration Co.**           20,700            527,850
                                                   ------------
                                                        948,494
TOTAL ENERGY
(Cost $728,397)                                         948,494
---------------------------------------------------------------

HEALTHCARE  11.24%
BIOTECHNOLOGY  1.63%
Aclara BioSciences Inc.**             13,500            356,062

DRUGS & HEALTHCARE PRODUCTS  3.41%
Alpharma Inc. - Class A               15,000            742,500

HEALTHCARE SERVICES  6.20%
Laboratory Corp. of
   America Holdings                    9,000            646,875
Province Healthcare Co.**             25,000            703,125
                                                   ------------
                                                      1,350,000
TOTAL HEALTHCARE
(Cost $2,189,133)                                     2,448,562
---------------------------------------------------------------

TECHNOLOGY  71.17%
COMPUTER HARDWARE  3.56%
Alteon Websystems Inc.**               8,000            406,500
Cobalt Networks Inc.**                13,800            369,150
                                                   ------------
                                                        775,650

COMPUTER SERVICES & SOFTWARE  34.65%
Aremissoft Corp.**                    25,000            584,375
Bluestone Software Inc.**             26,100            495,900
Breakaway Solutions Inc.**            14,200            351,450
Digex Inc. - Class A**                 5,800            245,050
Embarcadero Technologies Inc.**       42,000            556,500
Global Sports Inc.**                  56,700            311,850
Interwoven Inc.**                      8,800            536,800
Intranet Solutions Inc.**             22,500            447,188
Jupiter Communications Inc.**         17,000            376,125
Numerical Technologies Inc.**         12,200            505,537
Optimal Robotics Corp. - Class A**    13,500            453,938
Pivotal Corp.**                       17,100            321,159
ProsoftTraining.com Inc.**            44,000            676,500
PurchasePro.com Inc.                  12,000            255,188
Secure Computing Corp.**              48,300            561,487
USinternetworking Inc.**              22,500            403,594
WebTrends Corp.**                     18,000            461,250
                                                   ------------
                                                      7,543,891

ELECTRONICS  14.80%
Align-Rite International Inc.**       26,000            520,000
Emcore Corp.**                         8,000            518,000

--------------------------------------------------------------------------------
[WESTCORE LOGO]         1-800-392-CORE (2673) o www.westcore.com              59

                           STATEMENTS OF INVESTMENTS

                                      SHARES       MARKET VALUE
                                      ------       ------------
Powerwave Technologies Inc.**         12,000       $    650,250
Precision Optics Corp.**              14,500            128,687
Precision Optics Corp -
   Restricted(3)**                    52,631            373,680
Varian Semiconductor Equipment**      14,500            691,469
Xicor Inc.**                          49,900            339,944
                                                   ------------
                                                      3,222,030

NETWORKING  2.24%
Extreme Networks**                    10,000            488,750

TELECOMMUNICATIONS  15.91%
LCC International Inc. -
   Class A**                          30,000            442,500
MSI Holdings Inc.(3)**               166,667          1,520,003
Network Access Solutions Corp.**      30,600            321,300
Oni Systems Corp.**                    5,000            125,000
Paradyne Networks Corp.**             26,400            742,500
World Wireless Communications
   Inc.**                            100,000            312,500
                                                   ------------
                                                      3,463,803
TOTAL TECHNOLOGY
(Cost $19,734,290)                                   15,494,124
---------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $23,735,095)                                   19,846,192
---------------------------------------------------------------

WARRANTS  0.02%
Precision Optics Corp.(3)**           26,316              4,952
TOTAL WARRANTS
(COST $118,948)                                           4,952
---------------------------------------------------------------

U.S. GOVERNMENT TREASURIES  4.08%
U.S. TREASURY BILLS:
08/31/2000                           900,000            887,602
TOTAL U.S. GOVERNMENT TREASURIES
(Cost $887,041)                                         887,602
---------------------------------------------------------------

MUTUAL FUNDS  7.30%
Dreyfus Cash Management Fund         798,987            798,987
Fidelity Institutional
   Money Market Fund                 790,000            790,000
                                                   ------------
                                                      1,588,987
TOTAL MUTUAL FUNDS
(Cost $1,588,987)                                     1,588,987
---------------------------------------------------------------

Total Investments
(Cost $26,330,071)                    102.56%      $ 22,327,733
Liabilities in Excess
of Other Assets                        (2.56)%         (556,252)
                                  -----------------------------
NET ASSETS                            100.00%      $ 21,771,481
---------------------------------------------------------------

See Notes to Statements of Investments



--------------------------------------------------------------------------------
60                      Annual Report May 31, 2000               [WESTCORE LOGO]

                           STATEMENTS OF INVESTMENTS

WESTCORE SELECT FUND

                                      SHARES       MARKET VALUE
                                      ------       ------------
COMMON STOCKS  92.14%
CONSUMER CYCLICALS  42.50%
Hotels - Restaurants - Leisure
   17.25%
Hilton Hotels Corp.                  175,000        $ 1,487,500
Lodgenet Entertainment Corp.**       101,000          2,424,000
Metro-Goldwyn-Mayer Inc.**            50,000          1,418,750
Starwood Hotels & Resorts
Worldwide Inc.                        30,000            886,875
                                                    -----------
                                                      6,217,125

MEDIA - PUBLISHING - CABLE  25.25%
EchoStar Communications
   Corp. - Class A**                  40,000          1,597,500
Infinity Broadcasting
   Corp. - Class A**                  50,000          1,581,250
Liberty Digital Inc. - Class A**      20,000            640,000
New Frontier Media Inc.**            160,500          1,243,875
Sinclair Broadcast Group
   Inc. - Class A**                  110,000            907,500
USA Networks Inc.**                   60,000          1,136,250
Westwood One Inc.**                   60,000          1,991,250
                                                    -----------
                                                      9,097,625
TOTAL CONSUMER CYCLICALS
(Cost $15,472,558)                                   15,314,750
---------------------------------------------------------------


CREDIT SENSITIVE  4.38%
FINANCIAL SERVICES  2.53%
Primark Corp.**                       35,000            910,000

INSURANCE  1.85%
Aetna Inc.**                          10,000            667,500
TOTAL CREDIT SENSITIVE
(Cost $1,561,425)                                     1,577,500
---------------------------------------------------------------

ENERGY  9.01%
ENERGY PRODUCERS  9.01%
Anadarko Petroleum Corp.**            15,000            795,938
Apache Corp.**                        15,000            913,125
Evergreen Res Inc.**                  45,000          1,237,500
Ocean Energy Inc.**                   20,000            300,000
                                                    -----------
                                                      3,246,563
TOTAL ENERGY
(Cost $3,089,297)                                     3,246,563
---------------------------------------------------------------

HEALTHCARE  2.82%
DRUGS & HEALTHCARE PRODUCTS  2.82%
Abbott Laboratories                   25,000          1,017,187
TOTAL HEALTHCARE
(Cost $1,089,150)                                     1,017,187
---------------------------------------------------------------

SERVICES  5.53%
BUSINESS SERVICES  1.33%
Advo Inc.**                           15,000            481,875

CONSUMER SERVICES  4.20%
Cendant Corp.**                       75,000            993,750
Edison Schools Inc. -
   Class A**                          25,000            518,750
                                                    -----------
                                                      1,512,500
TOTAL SERVICES
(Cost $2,131,556)                                     1,994,375
---------------------------------------------------------------

TECHNOLOGY  27.90%
COMPUTER SERVICES & SOFTWARE  14.52%
Art Technology Group Inc.**           15,000            880,312
Bluestone Software Inc.**             65,000          1,235,000


--------------------------------------------------------------------------------
[WESTCORE LOGO]         1-800-392-CORE (2673) o www.westcore.com              61

                           STATEMENTS OF INVESTMENTS

                                      Shares       Market Value
                                      ------       ------------
Mercury Interactive Corp.**           15,000         $1,271,250
ProsoftTraining.com Inc.**           120,000          1,845,000
                                                   ------------
                                                      5,231,562

ELECTRONICS  3.22%
Sandisk Corp.**                       20,000          1,162,500

NETWORKING  4.74%
Cisco Systems Inc.**                  30,000          1,710,000

TELECOMMUNICATIONS  5.42%
Nextel Communications
   Inc. - Class A**                   15,000          1,389,375
World Wireless
   Communications Inc.(3)**          200,000            562,500
                                                   ------------
                                                      1,951,875
TOTAL TECHNOLOGY
(Cost $8,590,837)                                    10,055,937
---------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $31,934,823)                                   33,206,312
---------------------------------------------------------------

U.S. GOVERNMENT TREASURIES  26.55%
U.S. TREASURY BILLS:
08/31/2000                         9,700,000          9,566,373
TOTAL U.S. GOVERNMENT TREASURIES
(Cost $9,559,354)                                     9,566,373
---------------------------------------------------------------

MUTUAL FUNDS  7.60%
Dreyfus Cash Management Fund       1,389,711          1,389,711
Fidelity Institutional
   Money Market Fund               1,350,000          1,350,000
                                                   ------------
                                                      2,739,711
TOTAL MUTUAL FUNDS
(Cost $2,739,711)                                     2,739,711
---------------------------------------------------------------

Total Investments
(Cost $44,233,888)                    126.29%      $ 45,512,396
Liabilities in Excess
of Other Assets                       (26.29)%       (9,475,025)
                                    ---------------------------
NET ASSETS                            100.00%      $ 36,037,371
---------------------------------------------------------------

See Notes to Statements of Investments



--------------------------------------------------------------------------------
62                      Annual Report May 31, 2000               [WESTCORE LOGO]

                           STATEMENTS OF INVESTMENTS

WESTCORE BLUE CHIP FUND

                                      SHARES       MARKET VALUE
                                      ------       ------------
COMMON STOCK  95.99%
BASIC MATERIALS  3.82%
CHEMICALS  1.51%
Dow Chemical Co.                       7,300         $  781,556

PAPER & PACKAGING  2.31%
Ball Corp.                            40,400          1,199,375
TOTAL BASIC MATERIALS
(Cost $2,429,012 )                                    1,980,931
----------------------------------------------------------------


CAPITAL GOODS  7.98%
AEROSPACE & DEFENSE  4.38%
General Dynamics Corp.                29,000          1,712,813
General Motors Corp. -
   Class H**                           5,693            560,443
                                                   ------------
                                                      2,273,256

ENGINEERING & CONSTRUCTION  2.27%
Ingersoll-Rand Co.                    25,800          1,175,513

OFFICE PRODUCTS  1.33%
Office Depot Inc.**                   97,800            690,713
TOTAL CAPITAL GOODS
(Cost $4,134,060)                                     4,139,482
---------------------------------------------------------------
CONSUMER CYCLICALS  9.37%
AUTOMOTIVE  1.43%
Delphi Automotive Systems             11,239            203,004
General Motors Corp.                   7,671            541,764
                                                   ------------
                                                        744,768

MEDIA - PUBLISHING - CABLE  4.27%
USA Networks Inc.**                   53,800          1,018,837
Viacom Inc. - Class B**               19,300          1,196,600
                                                   ------------
                                                      2,215,437

RETAIL  3.67%
Target Corp.                          16,500          1,034,344
TJX Companies Inc.                    40,300            871,487
                                                   ------------
                                                      1,905,831

TOTAL CONSUMER CYCLICALS
(Cost $3,806,879)                                     4,866,036
---------------------------------------------------------------

CONSUMER STAPLES  1.79%
RETAIL FOOD & DRUG  1.79%
CVS Corp.                             21,300            926,550
TOTAL CONSUMER STAPLES
(Cost $425,808)                                         926,550
---------------------------------------------------------------

CREDIT SENSITIVE  36.41%
BANKS  6.40%
Chase Manhattan Corp.                 12,300            918,656
Citigroup Inc.                        27,200          1,691,500
Wells Fargo & Co.                     15,700            710,425
                                                   ------------
                                                      3,320,581

FINANCIAL SERVICES  8.01%
American Express Co.                  15,300            823,331
Household
   International Inc.                 17,100            803,700
J.P. Morgan & Company Inc.             8,100          1,042,875
Lehman Brothers Holdings Inc.         10,600            818,188
Merrill Lynch & Company Inc.           6,800            670,650
                                                   ------------
                                                      4,158,744

INSURANCE  7.88%
ACE Ltd.                              48,600          1,303,087
Allmerica Financial Corp.              9,300            536,494
AXA Financial Inc.                    30,700          1,195,381
Metlife Inc.**                        51,400          1,053,700
                                                   ------------
                                                      4,088,662

--------------------------------------------------------------------------------
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

                           STATEMENTS OF INVESTMENTS

                                      SHARES       MARKET VALUE
                                      ------       ------------
UTILITIES - ELECTRIC  1.63%
Duke Energy Corp.                     14,500         $  844,625

UTILITIES - GAS  4.54%
Columbia Energy Group                  9,500            614,531
Dynegy Inc. - Class A                 22,605          1,743,411
                                                   ------------
                                                      2,357,942

UTILITIES - TELEPHONE  7.95%
Alltell Corp.                         15,600          1,020,825
AT&T Corp.                            16,000            555,000
Bellsouth Corp.                       23,200          1,083,150
Sprint Corp.
   (FON Group)                        24,220          1,465,310
                                                   ------------
                                                      4,124,285
TOTAL CREDIT SENSITIVE
(Cost $15,225,884)                                   18,894,839
---------------------------------------------------------------


ENERGY  9.25%
ENERGY - EQUIPMENT & SERVICES  1.31%
Transocean Sedco Forex Inc.           13,800            678,787

ENERGY PRODUCERS  7.94%
Coastal Corp.                         19,400          1,190,675
Conoco Inc.- Class B                  28,600            815,100
El Paso Energy Corp.                  15,400            793,100
Royal Dutch Petroleum Co. - ADR       21,200          1,323,675
                                                   ------------
                                                      4,122,550
TOTAL ENERGY
(Cost $4,203,846)                                     4,801,337
---------------------------------------------------------------


HEALTHCARE  7.23%
DRUGS & HEALTHCARE PRODUCTS  7.23%
Abbott Laboratories                   29,200          1,188,075
Bristol-Myers Squibb Co.              15,660            862,279
Eli Lilly & Co.                        8,500            647,063
Schering-Plough Corp.                 21,800          1,054,575
                                                   ------------
                                                      3,751,992

TOTAL HEALTHCARE
(Cost $2,210,698)                                     3,751,992
---------------------------------------------------------------


SERVICES  2.87%
BUSINESS SERVICES  2.87%
Hertz Corp. - Class A                23,100             723,318
Young & Rubicam Inc.                 16,000             764,000
                                                   ------------
                                                      1,487,318
TOTAL SERVICES
(Cost $1,735,420)                                     1,487,318
---------------------------------------------------------------


TECHNOLOGY  17.27%
COMPUTER HARDWARE  1.92%
Unisys Corp.**                       36,800             998,200

COMPUTER SERVICES & SOFTWARE  6.55%
Adobe Systems Inc.                    9,100           1,024,319
Computer Associates Intl Inc.        26,300           1,354,450
Microsoft Corp.**                    16,300           1,019,770
                                                   ------------
                                                      3,398,539

ELECTRONICS  5.21%
Atmel Corp.**                        23,300             889,769
Intel Corp.                           8,600           1,071,775
Motorola Inc.                         7,900             740,625
                                                   ------------
                                                      2,702,169

TELECOMUNICATIONS  3.59%
Antec Corp.**                         9,900             497,475
Lucent Technologies Inc.             23,800           1,365,525
                                                   ------------
                                                      1,863,000
TOTAL TECHNOLOGY
(Cost $7,240,694)                                     8,961,908
---------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $41,412,301)                                   49,810,393
---------------------------------------------------------------


--------------------------------------------------------------------------------
64                      Annual Report May 31, 2000               [WESTCORE LOGO]

                            STATEMENTS OF INVESTMENTS

                                      SHARES       MARKET VALUE
                                      ------       ------------

MUTUAL FUNDS  4.07%
Dreyfus Cash Management Fund         2,113,061     $   2,113,061

TOTAL MUTUAL FUNDS
(Cost $2,113,061)                                      2,113,061
----------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED  2.44%
MUTUAL FUNDS  2.44%
AIM Liquid Assets Fund                 309,014           309,014
Mitchell Hutchins Private Money
   Market Fund(2)                      958,287           958,287
                                                    ------------
                                                       1,267,301
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $1,267,301)                                      1,267,301
----------------------------------------------------------------

Total Investments
(Cost $44,792,663)                      102.50%    $  53,190,755
Liabilities in Excess
of Other Assets                          (2.50%)      (1,299,014)
                                     ---------------------------
NET ASSETS                              100.00%    $  51,891,741
----------------------------------------------------------------

See Notes to Statements of Investments






--------------------------------------------------------------------------------
[WESTCORE]            1-800-392-CORE (2673)o www.westcore.com                 65

                            STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP OPPORTUNITY FUND

                                      SHARES       MARKET VALUE
                                      ------       ------------
COMMON STOCKS  96.17%
BASIC MATERIALS  3.24%
Chemicals  1.98%
Eastman Chemical Co.                    800       $      36,450
Hercules Inc.                         1,400              23,188
                                                  -------------
                                                         59,638

Paper & Packaging  1.26%
Boise Cascade Corp.                   1,300              37,862
TOTAL BASIC MATERIALS
(Cost $129,125)                                          97,500
---------------------------------------------------------------


CAPITAL GOODS  3.66%
Aerospace & Defense  2.35%
General Dynamics Corp.                1,200              70,875

OFFICE PRODUCTS  1.31%
Office Depot Inc.**                   5,600              39,550
Total Capital Goods
(Cost $126,209)                                         110,425
---------------------------------------------------------------


CONSUMER CYCLICALS  9.40%
HOTELS - RESTAURANTS - LEISURE  3.67%
Harrah's Entertainment Inc.**         1,700             33,575
Starwood Hotels & Resorts
Worldwide Inc.                        2,600             76,863
                                                  ------------
                                                       110,438

MEDIA - PUBLISHING - CABLE  1.89%
USA Networks Inc.**                   3,000             56,813

Retail  3.84%
Spiegel Inc. - Class A                6,300             47,250
Zale Corp.**                          1,800             68,400
                                                  ------------
                                                       115,650
Total Consumer Cyclicals
(Cost $285,831)                                        282,901
---------------------------------------------------------------

CONSUMER STAPLES  1.04%
FOOD, BEVERAGES & TOBACCO  1.04%
Canandaigua Brands Inc. - Class A**     600             31,425
TOTAL CONSUMER STAPLES
(Cost $32,338)                                          31,425
--------------------------------------------------------------


CREDIT SENSITIVE  27.35%
BANKS  5.09%
Comerica Inc.                         1,000             50,625
UnionBanCal Corp.                     3,000            102,750
                                                  ------------
                                                       153,375

FINANCIAL SERVICES  4.32%
Golden State Bancorp Inc.**           1,650             28,978
Heller Financial Inc. - Class A       3,100             58,512
Lehman Brothers Holdings Inc.           550             42,453
                                                  ------------
                                                       129,943

Insurance  6.13%
Allmerica Financial Corp.             1,000             57,688
AMBAC Financial Group Inc.            1,100             55,413
Everest Re Group Ltd.                 2,100             71,400
                                                  ------------
                                                       184,501

REITs  2.37%
Equity Residential
   Properties Trust                   1,600             71,400

UTILITIES - GAS  6.80%
Dynegy Inc. - Class A                 1,900            146,537
NRG Energy Inc.**                     3,500             58,188
                                                  ------------
                                                       204,725

--------------------------------------------------------------------------------
66                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            STATEMENTS OF INVESTMENTS

                                      SHARES        MARKET VALUE
                                      ------        ------------


UTILITIES - TELEPHONE  2.64%
Telephone & Data
   Systems Inc.                          750       $      79,500
TOTAL CREDIT SENSITIVE
(Cost $701,699)                                          823,444
----------------------------------------------------------------


ENERGY  8.83%
ENERGY EQUIPMENT & SERVICES  2.12%
Transocean Sedco
   Forex Inc.                          1,300              63,944

ENERGY PRODUCERS  6.71%
Apache Corp.                             500              30,438
Coastal Corp.                          1,950             119,681
Sante Fe Snyder Corp.**                4,100              51,763
                                                   -------------
                                                         201,882
TOTAL ENERGY
(Cost $175,922)                                          265,826
----------------------------------------------------------------


HEALTHCARE  12.74%
DRUGS & HEALTHCARE PRODUCTS  6.73%
Covance Inc.**                         6,000              42,750
IDEXX Laboratories Inc.**              3,000              74,437
Sybron International Corp.**           2,700              85,556
                                                   -------------
                                                         202,743

HEALTHCARE SERVICES  6.01%
Health Management Associates Inc. -
   Class A**                           2,200              25,987
Omnicare Inc.                          4,900              80,850
Tenet Healthcare Corp.                 2,900              74,313
                                                   -------------
                                                         181,150
TOTAL HEALTHCARE
(Cost $334,085)                                          383,893
----------------------------------------------------------------

SERVICES  8.46%
BUSINESS SERVICES  6.48%
ACNielsen Corp.**                      3,000              66,562
Interim Services Inc.**                3,300              66,413
Young & Rubicam Inc.                   1,300              62,075
                                                   -------------
                                                         195,050

CONSUMER SERVICES  1.98%
Sylvan Learning Systems Inc.**         5,300              59,625
TOTAL SERVICES
Cost ($259,001)                                          254,675
----------------------------------------------------------------


TECHNOLOGY  21.45%
COMPUTER SERVICES & SOFTWARE  7.86%
Aremissoft Corp.**                     1,600              37,400
Computer Associates International Inc.   704              36,256
Convergys Corp.**                      1,200              53,925
Hyperion Solutions Corp.**             1,600              50,200
MarchFirst Inc.**                      1,210              22,839
Symantec Corp.**                         550              36,162
                                                   -------------
                                                         236,782

ELECTRONICS  5.27%
National Semiconductor Corp.**           900              48,375
SCI Systems Inc.**                     1,000              45,000
Varian Semiconductor Equipment**         900              42,918
Veeco Instruments Inc.**                 500              22,500
                                                   -------------
                                                         158,793

NETWORKING  1.78%
Xircom Inc.**                          1,300              53,625

TELECOMMUNICATIONS  6.54%
Antec Corp.**                          1,750              87,937
IDT Corp.**                            2,000              65,125
Viatel Inc.**                            900              22,444



--------------------------------------------------------------------------------
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
\


                            STATEMENTS OF INVESTMENTS

                                      SHARES        MARKET VALUE
                                      ------        ------------


WinStar Communications Inc.**            750        $     21,281
                                                    ------------
                                                         196,787
TOTAL TECHNOLOGY
(Cost $651,019)                                          645,987
----------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,695,229)                                      2,896,076
----------------------------------------------------------------

MUTUAL FUNDS  6.74%
Dreyfus Cash Management Fund         117,956             117,956
Fidelity Institutional
   Money Market Fund                  85,000              85,000
                                                    ------------
                                                         202,956
TOTAL MUTUAL FUNDS
(Cost 202,956)                                           202,956
----------------------------------------------------------------

Total Investments
(Cost $2,898,185)                     102.91%      $   3,099,032
Liabilities in Excess
of Other Assets                        (2.91%)     $     (87,666)
                                     ---------------------------
NET ASSETS                            100.00%      $   3,011,366
----------------------------------------------------------------

See Notes to Statements of Investments






--------------------------------------------------------------------------------
68                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP OPPORTUNITY FUND

                                      SHARES        MARKET VALUE
                                      ------        ------------


COMMON STOCKS  97.99%
BASIC MATERIALS  3.15%
CHEMICALS  1.26%
Dexter Corp.                          10,100       $     436,825

PAPER & PACKAGING  1.89%
Bemis Co.                             12,100             415,937
Boise Cascade Corp.                    8,100             235,913
----------------------------------------------------------------
                                                         651,850
TOTAL BASIC MATERIALS
(Cost $1,022,466)                                      1,088,675
----------------------------------------------------------------

CAPITAL GOODS  2.07%
AEROSPACE & DEFENSE  0.15%
Primex Technologies Inc.               2,800              53,900

ELECTRICAL EQUIPMENT  1.92%
Belden Inc.                           24,200             662,475
TOTAL CAPITAL GOODS
(Cost $654,878)                                          716,375
----------------------------------------------------------------


CONSUMER CYCLICALS  8.47%
AUTOMOTIVE  1.64%
A.O. Smith Corp.                       2,100              44,100
Tenneco Automotive Inc.               36,100             263,981
Tower Automotive Inc.**               18,600             258,075
                                                    ------------
                                                         566,156

BUILDING RELATED  0.82%
Lafarge Corp.                          9,800             249,900
Morrison Knudsen Corp.**               4,100              31,775
                                                    ------------
                                                         281,675

HOTELS - RESTAURANTS - LEISURE  0.70%
Monaco Coach Corp.**                  16,825             241,859

MEDIA - PUBLISHING - CABLE  0.86%
Sinclair Broadcast Group Inc.**       36,200             298,650

RETAIL  4.45%
Rent-Way Inc.**                       13,900             370,956
REX Stores Corp.**                    16,100             340,112
Spiegel Inc - Class A                 41,700             312,750
Zale Corp.**                          13,500             513,000
                                                    ------------
                                                       1,536,818
TOTAL CONSUMER CYCLICALS
(Cost $3,081,682)                                      2,925,158
----------------------------------------------------------------


CONSUMER STAPLES  4.14%
FOOD, BEVERAGES & TOBACCO  2.93%
Canandaigua Brands Inc. - Class A**    6,000             314,250
Earthgrains Co.                       42,200             696,300
                                                    ------------
                                                       1,010,550

RETAIL FOOD & DRUG  1.21%
Wild Oats Markets Inc.**              45,300             419,025
TOTAL CONSUMER STAPLES
(Cost $1,360,600)                                      1,429,575
----------------------------------------------------------------


CREDIT SENSITIVE  23.46%
BANKS  2.05%
Bank United Corp. - Class A            7,300             261,888
Bay View Capital Corp.                44,100             446,513
                                                    ------------
                                                         708,401

FINANCIAL SERVICES  7.38%
Astoria Financial Corp.               11,300             307,925
Downey Financial Corp.                12,100             359,975
Golden State Bancorp Inc.**           23,300             409,206



--------------------------------------------------------------------------------
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
                            STATEMENTS OF INVESTMENTS

                                      SHARES        MARKET VALUE
                                      ------        ------------



Heller Financial Inc. - Class A      31,600        $     596,450
LaBranche & Co. Inc.**               33,000              404,250
Sovereign Bancorp Inc.               68,600              471,625
                                                   -------------
                                                       2,549,431

INSURANCE  4.92%
Delphi Financial Group - Class A**   13,020              436,170
Everest RE Group Ltd.                11,500              391,000
Radian Group Inc.                    11,300              621,500
Stancorp Financial Group Inc.         7,900              251,813
                                                   -------------
                                                       1,700,483

REITs  5.04%
AvalonBay Communities Inc.            8,500              337,875
BRE Properties - Class A             12,100              325,944
Liberty Property Trust               15,300              382,500
Mack-Cali Realty Corp.                7,700              207,900
Mills Corp.                           7,700              136,194
Reckson Associates Realty            16,000              351,000
                                                   -------------
                                                       1,741,413

UTILITIES - ELECTRIC  2.13%
Cleco Corp.                          12,100              414,425
NSTAR                                 7,481              322,150
                                                   -------------
                                                         736,575

UTILITIES - GAS  1.94%
NRG Energy Inc.**                    40,400              671,650
TOTAL CREDIT SENSITIVE
(Cost $8,070,703)                                      8,107,953
----------------------------------------------------------------


ENERGY  7.08%
ENERGY EQUIPMENT & SERVICES  3.44%
Tidewater Inc.                       15,700              610,338
Veritas DGC Inc.**                   21,000              580,125
                                                   -------------
                                                       1,190,463

ENERGY PRODUCERS  3.64%
Ocean Energy Inc.**                  44,800              672,000
Santa Fe Snyder Corp.**              46,300              584,538
                                                   -------------
                                                       1,256,538
TOTAL ENERGY
(Cost $1,809,106)                                      2,447,001
----------------------------------------------------------------


HEALTHCARE  14.06%
BIOTECHNOLOGY  1.13%
Packard Biosciences**                27,800              389,200

DRUGS & HEALTHCARE PRODUCTS  9.09%
Conmed Corp.**                       24,500              591,062
Covance Inc.**                       77,300              550,762
Dentsply International Inc           28,400              871,525
Dura Pharmaceuticals Inc.**          25,800              301,538
IDEXX Laboratories Inc.**            17,800              441,663
King Pharmaceuticals Inc.**           3,897              208,489
Medicis Pharmaceutical - Class A**    3,800              177,650
                                                   -------------
                                                       3,142,689

HEALTHCARE SERVICES  3.84%
Bindley Western Industries          29,290               558,341
Omnicare Inc.                       46,600               768,900
                                                   -------------
                                                       1,327,241
TOTAL HEALTHCARE
(Cost $4,807,113)                                      4,859,130
----------------------------------------------------------------


SERVICES  12.24%
BUSINESS SERVICES  11.65%
ACNielsen Corp.**                   45,100             1,000,656
ARIS Corp.**                        39,400               137,900
Avis Group Holdings Inc.**          25,800               496,650


--------------------------------------------------------------------------------
70                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            STATEMENTS OF INVESTMENTS

                                      SHARES        MARKET VALUE
                                      ------        ------------
Dollar Thrifty
   Automotive Group**                 11,200       $     201,600
Heidrick & Struggles Inc.**           14,300             587,194
Interim Services Inc.**               26,100             525,262
Metamor Worldwide Inc.**              20,300             461,825
Personnel Group of America Inc.**     62,700             250,800
R H Donnelley Corp.**                 19,800             366,300
                                                   -------------
                                                       4,028,187

CONSUMER SERVICES  0.59%
ITT Educational Services Inc.**       12,200             202,825
TOTAL SERVICES
(Cost $4,493,067)                                      4,231,012
----------------------------------------------------------------


TECHNOLOGY  23.32%
COMPUTER - HARDWARE  2.73%
InFocus Systems Inc.**                16,200             452,588
Zebra Technologies Corp. - Class A**  10,200             489,600
                                                   -------------
                                                         942,188

COMPUTER SERVICES & SOFTWARE  7.66%
Aremissoft Corp.**                    17,900             418,413
Axent Technologies Inc.**             22,800             422,512
Bell & Howell Co.**                   28,900             619,544
Computer Associates
   International Inc.                  9,280             477,920
Hyperion Solutions Corp.**            21,500             674,562
Progress Software Corp.**              2,300              34,788
                                                   -------------
                                                       2,647,739

ELECTRONICS  6.41%
Arrow Electronics Inc.**              12,100             424,256


International Rectifier Corp.**       23,000       $     948,750
Vicor Corp.**                         31,900             843,356
                                                   -------------
                                                       2,216,362

TELECOMMUNICATIONS  6.52%
Antec Corp.**                         20,300           1,020,075
IDT Corp.**                           25,800             840,112
InterVoice-Brite Inc.**               22,300             317,775
Superior Telecom Inc.                  6,900              75,038
                                                   -------------
                                                       2,253,000
TOTAL TECHNOLOGY
(Cost $7,104,974)                                      8,059,289
----------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $32,404,589)                                    33,864,168
----------------------------------------------------------------


MUTUAL FUNDS  5.14%
Dreyfus Cash Management Fund      1,376,333            1,376,333
Fidelity Institutional
   Money Market Fund                400,000              400,000
Mitchell Hutchins Private Money
   Market Fund(2)                       146                  146
                                                   -------------
                                                       1,776,479
TOTAL MUTUAL FUNDS
(Cost $1,776,479)                                      1,776,479
----------------------------------------------------------------
Total Investments
(Cost $34,181,069)                   103.13%       $  35,640,647
Liabilities in Excess
  of Other Assets                     (3.13%)         (1,082,580)
                                     ----------------------------
NET ASSETS                           100.00%       $  34,558,067
-----------------------------------------------------------------

See Notes to Statements of Investments



--------------------------------------------------------------------------------
[WESTCORE LOGO]          1-800-392-CORE (2673) o www.westcore.com             71

                            Statements of Investments

WESTCORE LONG-TERM BOND FUND



                                                         PRINCIPAL
                                                           AMOUNT     MARKET VALUE
                                                         ---------    ------------

CORPORATE BONDS  43.30%
FINANCIAL  19.06%
INSURANCE  6.95%
Aetna Services Inc., 7.625%, 08/15/2026                  $  230,000   $  190,970
Geico Corp., 9.15%, 09/15/2021                              250,000      260,465
Leucadia National Corp., 7.75%, 08/15/2013                  250,000      224,040
Lincoln National Insurance Corp., 9.125%, 10/01/2024        500,000      516,368
Progressive Corp., 6.625%, 03/01/2029                       125,000       94,769
Zurich Reinsurance Centre Holdings, 7.125%, 10/15/2023      400,000      352,753
                                                                      ----------
                                                                       1,639,365


INVESTMENT BANKING/BROKERAGE  0.82%
Bear Stearns Companies Inc., 7.625%, 02/01/2005             200,000      194,541


LEASING COMPANIES  0.60%
AT&T Capital Corp., 6.60%, 05/15/2005                       150,000      142,276


REITS  10.69%
Avalon Bay Communities Inc., 6.50%, 07/15/2003              100,000       94,977
Centerpoint Property Trust, 6.75%, 04/01/2005               100,000       91,522
Equity Office Properties Trust, 6.625%, 02/15/2005          175,000      163,003
ERP Operating Ltd. Partnership, 7.57%, 08/15/2026           250,000      242,846
Health Care Properties, 6.50%, 02/15/2006                   250,000      213,990
Kimco Realty Corp., 6.83%, 11/14/2005                       300,000      279,694
Nationwide Health Property, 7.23%, 11/08/2006               150,000      127,483
New Plan Realty Trust, 7.75%, 04/06/2005                    250,000      241,640
Price Development Co. LP, 7.29%, 03/11/2008                 125,000      108,998
Property Trust of America, 6.875%, 02/15/2008               375,000      355,141
Rouse Co., 8.50%, 01/15/2003                                250,000      250,448
Security Capital Industrial Trust, 7.95%, 05/15/2008        200,000      187,932
Weingarten Realty Investors Trust, 7.22%, 06/01/2005        175,000      164,763
                                                                      ----------
                                                                       2,522,437
TOTAL FINANCIAL
(Cost $4,734,813)                                                      4,498,619
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
72                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            Statements of Investments


                                                          PRINCIPAL
                                                           AMOUNT    MARKET VALUE
                                                         ----------  ------------
INDUSTRIAL  16.91%
AEROSPACE & DEFENSE  2.03%
Lockheed Martin Corp., 7.70%, 06/15/2008                 $  250,000   $  238,209
                                                                      ----------
Raytheon Co., 6.50%, 07/15/2005                             260,000      242,130
                                                                         480,339


CHEMICALS  3.14%
Borden Inc., 7.875%, 02/15/2023                             500,000      368,202
Lubrizol Corp., 7.25%, 06/15/2025                           400,000      373,364
                                                                      ----------
                                                                         741,566


HOSPITAL EQUIPMENT  0.90%
Hillenbrand Industries Inc., 8.50%, 12/01/2011              200,000      211,380


HOTELS - RESTAURANTS - LEISURE  3.78%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006           150,000      126,089
Hilton Hotels Corp., 7.95%, 04/15/2007                      250,000      224,842
Marriott International Inc., 6.875%, 11/15/2005             175,000      163,233
Mirage Resorts Inc.:
   7.25%, 10/15/2006                                         50,000       45,082
   6.75%, 08/01/2007                                         50,000       43,264
Park Place Entertainment Corp., 8.50%, 11/15/2006           300,000      289,192
                                                                      ----------
                                                                         891,702


MEDIA - PUBLISHING - CABLE  2.77%
AT&T Corp., 6.50%, 03/15/2029                               175,000      142,480
Cox Communications Inc., 7.625%, 06/15/2025                 300,000      267,361
Time Warner Inc., 7.25%, 10/15/2017                         275,000      243,270
                                                                      ----------
                                                                         653,111


OIL COMPANIES  1.01%
Burlington Resources, 7.375%, 03/01/2029                    100,000       89,244
Pemex Finance Ltd., 7.80%, 02/15/2013(1)                    150,000      149,770
                                                                         239,014


RETAIL  2.74%
K Mart Corp., 7.95%, 02/01/2023                             500,000      407,736
Penney (JC) Co Inc.:
   7.40%, 04/01/2037                                         75,000       65,822
   7.625%, 03/01/2097                                       120,000       76,971
Pep Boys - Manny, Moe & Jack, 6.52%, 07/16/2007             125,000       96,303
                                                                      ----------
                                                                         646,832


--------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) O www.westcore.com                  73

                            Statements of Investments


                                                                      PRINCIPAL
                                                                        AMOUNT    MARKET VALUE
                                                                      ---------   ------------



TELEPHONE  0.54%
BellSouth Capital Funding, 7.12%, 07/15/2097                          $  150,000   $  126,592
TOTAL INDUSTRIAL
(Cost $4,388,225)                                                                   3,990,536
---------------------------------------------------------------------------------------------


TRANSPORTATION  6.79%
AIR TRANSPORTATION  6.79%
AMR Corp., 10.00%, 04/15/2021                                            350,000      378,000
Atlas Air Inc. Pass-Through Certificates, Series 991A, 7.20%,
   01/02/2019                                                            125,000      110,716
Continental Airlines Inc. Pass-Through Certificates, Series 99-2,
   Class B, 7.566%, 03/15/2020                                           250,000      228,422
Delta Airlines Inc., 7.70%, 12/15/2005                                   175,000      163,982
Jet Equipment Trust, Class C, 9.71%, 08/15/2013(1)                       225,000      226,907
United Airlines Inc. Pass-Through Certificates, Series 95-A1,
   9.02%, 04/19/2012                                                     220,137      221,265
US Airways Inc. Pass-Through Certificates, Series 98-1,
   6.85%, 01/30/2018                                                     147,019      127,104
US Airways Inc. Pass-Through Certificates, Series 99-1,
   8.36%, 07/20/2020                                                     150,000      144,274
                                                                                   ----------
                                                                                    1,600,670
TOTAL TRANSPORTAION
(Cost $1,644,311)                                                                   1,600,670
---------------------------------------------------------------------------------------------


UTILITIES  0.54%
NATURAL GAS  0.54%
KN Energy Inc., 7.25%, 03/01/2028                                        150,000      127,517
TOTAL UTILITIES
(Cost $149,680)                                                                       127,517
---------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $10,917,029)                                                                 10,217,342
---------------------------------------------------------------------------------------------


MORTGAGE-BACKED SECURITIES  1.26%
FHLMC Pool #G00336, 6.00%, 10/01/2024                                    325,673      296,554

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $304,664)                                                                       296,554
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
74                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            Statements of Investments


                                                                      PRINCIPAL
                                                                        AMOUNT    MARKET VALUE
                                                                      ----------  ------------

U.S. GOVERNMENT AGENCIES & TREASURIES  50.77%
U.S. GOVERNMENT AGENCIES  0.61%
FHLMC, 6.70%, 01/05/2007                                              $  150,000  $    144,081

U.S. GOVERNMENT ZERO COUPON STRIPS  25.89%
08/15/2011                                                             2,500,000     1,219,445
08/15/2016                                                             2,500,000       892,198
11/15/2016                                                             2,300,000       809,278
08/15/2018                                                             3,000,000       949,461
05/15/2020                                                             5,375,000     1,535,105
08/15/2020                                                             2,500,000       704,150
                                                                                   -----------
                                                                                     6,109,637


U.S. TREASURY BONDS  24.27%
6.50%, 02/15/2010                                                        750,000       761,250
7.50%, 11/15/2016                                                      1,750,000     1,939,767
6.25%, 08/15/2023                                                      1,600,000     1,584,000
6.00%, 02/15/2026                                                      1,500,000     1,441,407
                                                                                   -----------
                                                                                     5,726,424
TOTAL U.S. GOVERNMENT AGENCIES & TREASURIES
(Cost $2,080,370)                                                                   11,980,142
----------------------------------------------------------------------------------------------



MUTUAL FUNDS  3.57%
Dreyfus Cash Management Fund                                             842,560       842,560
TOTAL MUTUAL FUNDS
(Cost $842,560)                                                                        842,560
----------------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED  2.62%
MUTUAL FUNDS
AIM Liquid Assets Fund                                                    44,607        44,607
Mitchell Hutchins Private Money Market Fund(2)                           572,893       572,893
                                                                                   -----------
                                                                                       617,500
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $617,500)                                                                        617,500
----------------------------------------------------------------------------------------------


Total Investments (Cost $24,762,123)                                      101.52%  $23,954,098
Liabilities in Excess of Other Assets                                      (1.52)%    (357,723)
                                                                      ----------   -----------
NET ASSETS                                                                100.00%  $23,596,375
----------------------------------------------------------------------------------------------

See Notes to Statements of Investments
--------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) O www.westcore.com                  75

                            Statements of Investments

WESTCORE INTERMEDIATE-TERM BOND FUND


                                                              PRINCIPAL
                                                               AMOUNT     MARKET VALUE
                                                              ---------   ------------
CORPORATE BONDS  61.49%
FINANCIAL  32.75%
FINANCIAL SERVICES  4.68%
Beneficial Corp., 6.25%, 02/18/2013                          $  450,000   $  435,012
Ford Motor Credit Co., 5.75%, 02/23/2004                        500,000      465,482
Heller Financial, Inc., Series MTNI, 7.125%, 09/28/2004         375,000      357,991
Norwest Financial Inc., 6.625%, 07/15/2004                      200,000      191,926
Transamerica Financial Corp., 7.25%, 08/15/2002                 150,000      148,496
                                                                          ----------
                                                                           1,598,907


INSURANCE  2.04%
Aetna Services Inc., 7.125%, 08/15/2006                         750,000      699,025


INVESTMENT BANKING/BROKERAGE  2.62%
Bear Stearns Companies Inc., 7.625%, 02/01/2005                 450,000      437,718
Donaldson, Lufkin & Jenrette, Inc., 5.875%, 04/01/2002          475,000      458,872
                                                                          ----------
                                                                             896,590


LEASING COMPANIES  0.69%
AT&T Capital Corp., Series MTNF, 6.60%, 05/15/2005              250,000      237,127


REITS  22.72%
Avalon Bay Communities Inc., 6.50%, 07/15/2003                  300,000      284,931
Camden Property Trust, 7.00%, 04/15/2004                        300,000      283,853
Centerpoint Property Trust, 6.75%, 04/01/2005                   400,000      366,088
Corporate Property Investors, 7.75%, 08/15/2004(1)              600,000      583,484
CP Limited Partnership, 6.92%, 12/10/2004                       375,000      353,706
Developers Diversified Realty Trust, 6.95%, 07/23/2004          500,000      465,220
Evans Withycombe Residential Trust, 7.50%, 04/15/2004           375,000      365,083
Health Care Properties, 6.50%, 02/15/2006                       400,000      342,384
Kimco Realty Corp., 6.83%, 11/14/2005                         1,000,000      932,312
Nationwide Health Property Trust, 7.23%, 11/08/2006             425,000      361,203
New Plan Realty Trust, 7.75%, 04/06/2005                      1,000,000      966,559
Price Development Co. LP, 7.29%, 03/11/2008                     200,000      174,398
Security Capital Industrial Trust, 7.95%, 05/15/2008            350,000      328,881
United Dominion Realty Trust Inc., 8.125%, 11/15/2000           300,000      300,159

--------------------------------------------------------------------------------
76                         Annual Report May 31, 2000            [WESTCORE LOGO]

                           Statements of Investments


                                                                PRINCIPAL
                                                                  AMOUNT    MARKET VALUE
                                                               -----------  ------------

Washington Real Estate Investment Trust, 7.125%, 08/13/2003    $   750,000  $   720,382
Weingarten Realty Investors Trust, 7.22%, 06/01/2005             1,000,000      941,503
                                                                             ----------
                                                                              7,770,146
TOTAL FINANCIAL
(Cost $11,800,617)                                                           11,201,795
---------------------------------------------------------------------------------------



INDUSTRIAL  15.14%
AEROSPACE & DEFENSE  2.15%
Raytheon Co., 6.50%, 07/15/2005                                    790,000      735,702


CHEMICALS - DIVERSIFIED  0.59%
Olin Corp., 8.00%, 06/15/2002                                      200,000      201,653


HOSPITAL EQUIPMENT  1.00%
Hillenbrand Industries Inc., 8.50%, 12/01/2011                     325,000      343,493


HOTELS - RESTAURANTS - LEISURE  5.25%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006                  350,000      294,207
Hilton Hotels Corp., 7.95%, 04/15/2007                             600,000      539,622
Marriott International Inc., 6.875%, 11/15/2005                    300,000      279,829
Mirage Resorts Inc.:
   7.25%, 10/15/2006                                               100,000       90,164
   6.75%, 08/01/2007                                               100,000       86,528
Park Place Entertainment Corp., 8.50%, 11/15/2006                  525,000      506,086
                                                                             ----------
                                                                              1,796,436


MEDIA - PUBLISHING - CABLE  3.91%
AT&T Corp., 6.00%, 03/15/2009                                      350,000      305,654
Time Warner Entertainment Co., 9.625%, 05/01/2002                1,000,000    1,033,075
                                                                             ----------
                                                                              1,338,729


METALS  0.61%
Cyprus Amax Minerals Co., 6.625%, 10/15/2005                       225,000      207,306


RETAIL  1.63%
Penney (JC) Co. Inc., 7.25%, 04/01/2002                            400,000      382,909
Pep Boys - Manny, Moe & Jack, 6.52%, 07/16/2007                    225,000      173,346
                                                                             ----------
                                                                                556,255
TOTAL INDUSTRIAL
(Cost $5,477,816)                                                             5,179,574
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) O www.westcore.com                  77

                            Statements of Investments


                                                                                   PRINCIPAL
                                                                                    AMOUNT        MARKET VALUE
                                                                                  ----------      ------------
TRANSPORTATION  11.91%
AIR TRANSPORTATION  11.91%
Aerofreighter Finance Trust - Series A, Class A, 7.85%, 12/15/2009(1)             $  297,766      $    295,719
America West Airlines Inc. Pass-Through Certificates, Series 1999-1,
   Class G, 7.93%, 01/02/2019(1)                                                     170,965           167,979
American Airlines Inc., Series 1991, 9.71%, 01/02/2007                               690,222           698,246
Atlas Air Inc., 8.707%, 01/02/2020(1)                                                500,000           499,312
Continental Airlines Inc. Pass-Through Certificates, Series 962A,
   7.75%, 07/02/2014                                                                 452,632           436,226
Continental Airlines Inc. Pass-Through Certificates, Series 99-2,
   Class B, 7.566%,03/15/2020                                                        197,624           182,738
Delta Airlines Inc., 7.7%, 12/15/2005                                                300,000           281,113
Jet Equipment Trust, Class C, 9.71%, 08/15/2013(1)                                   350,000           352,966
United Airlines Inc. Pass-Through Certificates, Series 95-A1,
   9.02%, 04/19/2012                                                                 880,549           885,061
US Airways Inc. Pass-Through Certificates, Series 98-1,
   6.85%, 01/30/2018                                                                 318,541           275,393
                                                                                                  ------------
                                                                                                     4,074,753
TOTAL TRANSPORTATION
(Cost $4,179,801)                                                                                    4,074,753
--------------------------------------------------------------------------------------------------------------


UTILITIES  1.69%
ELECTRIC & OTHER SERVICES COMBINED  1.69%
Duke Capital Corp., 7.25%,10/01/2004                                                 200,000           195,209
Edison International Inc., 6.875%, 09/15/2004                                        400,000           382,072
                                                                                                  ------------
                                                                                                       577,281
TOTAL UTILITIES
(Cost $597,795)                                                                                        577,281
--------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $22,056,029)                                                                                  21,033,403
--------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS &
MORTGAGE-BACKED SECURITIES  24.09%
ASSET-BACKED SECURITIES  10.94%
American Express Master Trust, 5.90%, 04/15/2004                                     500,000           478,917
Americredit Automobile Receivables Trust, Series 1999-B,
   Class A4, 5.96%, 03/05/2006                                                       250,000           241,994
Arcadia Automobile Receivables Trust, Series 1999-C,
   Class A3, 7.20%, 06/15/2007                                                       181,260           179,001
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
78                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            Statements of Investments


                                                                                            PRINCIPAL
                                                                                              AMOUNT     MARKET VALUE
                                                                                            ----------   ------------

California Infrastructure PG&E-1, Series 1997-1, Class A-5,
   6.25%, 06/25/2004                                                                        $  250,000   $    245,331
California Infrastructure PG&E-1, Series 1997-1, Class A-6,
   6.32%, 09/25/2005                                                                           100,000         97,254
Capital Auto Receivables Asset Trust, Series 1999-2, Class A4,
   6.30%, 05/15/2004                                                                           375,000        369,606
Carco Auto Loan Master Trust, Series 1991-1, Class A2,
   5.78%, 03/15/2004                                                                           525,000        509,888
COMED Transitional Funding Trust, Series 1998-1, Class A2,
   5.29%, 06/25/2003                                                                           250,000        245,396
COMED Transitional Funding Trust, Series 1998-1, Class A6,
   5.63%, 06/25/2009                                                                           150,000        135,155
Household Automobile Revolving Trust I, Series 1998-1, Class B1,
   6.30%, 05/17/2005                                                                           109,221        107,662
John Deere Owner Trust, Series 1999-A, Class A4, 6.12%, 10/17/2005                             375,000        363,714
Newcourt Equipment Trust Securities, Series 1998-1, Class A3,
   5.24%, 12/20/2002                                                                           229,360        226,427
Sears Credit Account Master Trust, Series 1999-2, Class A,
   6.35%, 02/15/2007                                                                           300,000        293,342
WFS Financial Owner Trust, Series 2000-A, Class A3,
   7.22%, 09/20/2004                                                                           250,000        247,919
                                                                                                         ------------
                                                                                                            3,741,606


COLLATERALIZED MORTGAGE OBLIGATIONS  0.50%
Collateralized Mortgage Securities Corp., Series 1988-4, Class B,
   8.75%, 04/20/2019                                                                           168,344        171,204


MORTGAGE-BACKED SECURITIES  12.65%
FHLMC Gold Pool, #C00909, 7.00%, 01/01/2030                                                     99,255         94,369
FHLMC Pool, #C31604, 7.50%, 10/01/2029                                                         149,449        145,489
FHLMC Pool #C35372, 7.00%, 01/01/2030                                                           79,395         75,486
FHLMC Pool #C35377, 7.00%, 01/01/2030                                                          118,843        112,993
FHLMC Pool #G00336, 6.00%, 10/01/2024                                                        1,351,541      1,230,699
FNMA Pool #303845, 7.00%, 05/01/2011                                                           627,440        609,812
FNMA Pool #524784, 7.00%, 01/01/2030                                                         1,055,629      1,002,346
FNMA Pool #529027, 7.00%, 02/01/2030                                                           501,076        475,784
GNMA Pool #780019, 9.50%, 12/15/2009                                                           557,767        579,882
                                                                                                         ------------
                                                                                                            4,326,860
TOTAL ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
OBLIGATIONS & MORTGAGE-BACKED SECURITIES
(Cost $8,411,784)                                                                                           8,239,670
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) O www.westcore.com                  79

                            Statements of Investments



U.S. GOVERNMENT AGENCIES & TREASURIES  9.80%
U.S. GOVERNMENT AGENCIES  1.36%
FNMA, 5.125%, 02/13/2004                                 $  500,000   $   463,750

U.S. GOVERNMENT TREASURIES  8.44%
U.S. TREASURY NOTES:
6.25%, 04/30/2001                                         1,000,000       996,250
7.875%, 08/15/2001                                          750,000       759,610
5.75%, 08/15/2003                                           100,000        97,406
7.50%, 02/15/2005                                         1,000,000     1,035,313
                                                                      -----------
                                                                        2,888,579
TOTAL U.S. GOVERNMENT AGENCIES & TREASURIES
(Cost $3,389,421)                                                       3,352,329
---------------------------------------------------------------------------------




MUTUAL FUNDS  3.35%
Dreyfus Cash Management Fund                              1,146,904     1,146,904
TOTAL MUTUAL FUNDS
(Cost $1,146,904)                                                       1,146.904
---------------------------------------------------------------------------------


Total Investments
(Cost $35,004,138)                                           98.73%   $33,772,306
Other Assets in Excess of Liabilities                         1.27%       435,465
                                                         ---------    -----------
NET ASSETS                                                  100.00%   $34,207,771
---------------------------------------------------------------------------------
See Notes to Statements of Investments

--------------------------------------------------------------------------------
80                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            Statements of Investments

WESTCORE COLORADO TAX-EXEMPT FUND


                                                              BOND RATING*  PRINCIPAL
                                                              MOODY'S/S&P     AMOUNT    MARKET VALUE
                                                              ------------  ---------   ------------

CERTIFICATES OF PARTICIPATION  5.59%
Bent County, Certificate of Participation,
   Jail Facility and County Project Lease Purchase
   Agreement, 4.50%, 12/01/2010, Optional anytime
   @ 100.00, Asset Guaranty                                      NR/AA     $  200,000   $  171,820
Colorado State Board of Agriculture, Certificate of
   Participation, CSU Research Foundation Master
   Lease Purchase Agreement, 6.45%, 11/01/2001,
   Optional anytime @ 100.00, MBIA                               Aaa/AAA       60,000       60,380
El Paso County, Certificate of Participation, Lease
   Purchase Agreement, 4.40%, 12/01/2002,
   Optional anytime @100.00, MBIA                                Aaa/NR       200,000      196,276
Fremont County, Certificate of Participation, Lease
   Purchase Agreement, 5.125%, 12/15/2011,
   Optional anytime @ 100.00, MBIA                               Aaa/AAA      500,000      474,995
Garfield County Building Corporation, Certificate of
   Participation, Correctional Facilities Improvements
   Lease Purchase Agreement, 4.55%, 12/01/2003,
   Optional anytime @ 100.00, AMBAC                              NR/AAA       110,000      107,547
Larimer County, Certificate of Participation, Courthouse &
   Jail Facilities Lease Purchase Agreement,  4.75%,
   12/15/2009, Optional anytime @ 100.00, FSA                    Aaa/AAA      500,000      467,855
Moffat County, Certificate of Participation, Public Safety
   Center Project Lease Purchase Agreement, 4.75%,
   06/01/2009, Optional anytime @ 100.00, AMBAC                  Aaa/AAA      100,000       93,117
Weld County, Certificate of Participation, Correctional
   Facilities Lease Purchase Agreement, 5.35%, 8/01/2010,
   Optional anytime @ 100.00, MBIA                               Aaa/AAA      510,000      498,556
                                                                                        ----------
TOTAL CERTIFICATES OF PARTICIPATION
(Cost $2,175,651)                                                                        2,070,546
--------------------------------------------------------------------------------------------------

GENERAL OBLIGATION BONDS  62.95%
County/City/Special District/School District  62.95%
Adams County School District 12, 6.125%, 12/15/2007,
   Optional 12/15/2003 @ 100.00, FGIC                            Aaa/AAA      500,000      513,380
Adams County School District 14, 5.30%, 12/01/2009,
   Optional 12/01/2007 @ 101.00, FSA                             Aaa/AAA      500,000      497,420

--------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) O www.westcore.com                  81

                            Statements of Investments


                                                                              BOND RATING*   PRINCIPAL
                                                                              MOODY'S/S&P      AMOUNT     MARKET VALUE
                                                                              -----------    ----------   ------------

Adams & Arapahoe Counties Joint School District 28J,
   5.75%, 12/01/2006, MBIA                                                      Aaa/AAA      $  100,000   $  102,945
Adams & Arapahoe Counties School District 29J, 5.40%,
   12/01/2009,  Optional 12/01/2006 @ 100.00, MBIA                              Aaa/AAA         100,000      100,108
Adams & Weld Counties School District 27J, 5.55%,
   12/01/2009, Optional 12/01/2006 @ 100.00, FGIC                               Aaa/AAA         250,000      252,442
Arapahoe County School District 1,  5.25%, 12/01/2013,
   Optional 12/01/2008 @ 100.00, FSA                                            Aaa/AAA         500,000      478,555
Arapahoe County School District 2, 6.75%, 12/01/2004,
   Escrowed to Maturity                                                         Aa3/NR           25,000       26,589
Arapahoe County School District 5, 5.50%, 12/15/2006                            Aa2/AA          500,000      509,045
Arapahoe County School District 6, 5.50%, 12/01/2006                            Aa2/AA          250,000      254,920
Archuleta & Hinsdale Counties Joint School District 50 JT,
   5.50%, 12/01/2014, Optional 12/01/2006 @
   101.00, MBIA                                                                 Aaa/AAA         250,000      244,855
Archuleta & La Plata Counties School District No. 10 JT-R,
   4.20%, 12/01/2010, Optional 12/01/2008 @
   100.00, MBIA                                                                 Aaa/AAA         150,000      129,253
Basalt & Rural Fire Protection District, Eagle & Pitkin
    Counties, 5.20%, 12/01/2015, Optional 12/01/2006
   @ 100.00, AMBAC                                                              Aaa/AAA         100,000       93,155
Boulder & Gilpin Counties, Boulder Valley School
District Re-2:
   5.90%, 10/15/2003, Optional 10/15/2001 @ 100.00                              Aa3/AA          500,000      505,605
   5.50%, 12/01/2005, FGIC                                                      Aaa/AAA         100,000      101,610
   6.25%, 10/15/2006, Optional 10/15/2001 @100.00                               Aa3/AA          100,000      101,621
   5.00%, 12/01/2011, Optional 12/01/2007 @
     100.00, FGIC                                                               Aaa/AAA       1,000,000      951,260
Boulder, Larimer, & Weld Counties,
St. Vrain Valley School District Re-1J:
   5.50%, 12/15/2004, Optional 12/15/2002 @
     101.00, MBIA                                                               Aaa/AAA         100,000      101,519
   6.00%, 12/15/2010, Optional 12/15/2002 @
     101.00, MBIA                                                               Aaa/AAA         100,000      102,229
Brighton, Adams County, Water, 6.625%, 12/01/2011,
   Prerefunded 12/01/2001 @ 101.00, MBIA                                        Aaa/AAA         205,000      212,161
Broomfield, Boulder, Jefferson, Adams & Weld Counties,
   Water, 4.55%, 08/01/2010, Optional 08/01/2008
   @ 100.00, FSA                                                                Aaa/AAA         250,000      227,450

--------------------------------------------------------------------------------
82                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            Statements of Investments


                                                                              BOND RATING*   PRINCIPAL
                                                                              MOODY'S/S&P      AMOUNT     MARKET VALUE
                                                                              -----------    ----------   ------------


Carbondale & Rural Fire Protection District, Garfield,
   Gunnison & Pitkin Counties, 5.20%, 12/01/2010,
   Optional 12/01/2004 @ 101.00, AMBAC                                          Aaa/AAA      $  100,000   $   97,966
Chaffee County School District R-31, 5.10%,
   12/01/2009, Optional 12/01/2006 @ 100.00, FSA                                Aaa/AAA         150,000      146,093
Chaffee & Fremont Counties School District R-32J, 5.00%,
   12/01/2012, Optional 12/01/2007 @ 100.00, FSA                                Aaa/AAA         425,000      398,297
City & County of Denver Board Water Commissioners,
   5.50%, 10/01/2011                                                            Aa2/AA+         250,000      251,025
Clear Creek County School District Re-1, 5.40%,
   12/01/2011, Optional 12/01/2005 @ 100.00, MBIA                               Aaa/AAA         250,000      248,310
Denver City & County Various Purposes, 5.25%,
   08/01/2005                                                                   Aa2/AA+         500,000      501,980
Douglas & Elbert Counties School District Re-1:
   5.75%, 12/15/2005, Optional 12/15/2001 @
     101.00, FGIC                                                               Aaa/AAA         250,000      253,462
   6.15%, 12/15/2008, Optional 12/15/2004 @
     101.00, MBIA                                                               Aaa/AAA         250,000      259,690
   6.50%, 12/15/2016, Prerefunded 12/15/2004 @
     101.00                                                                     Aaa/AAA         500,000      532,010
Eagle, Garfield & Routt Counties School District Re-50J:
   5.75%, 12/01/2003, Optional 12/01/2002 @
     100.00, FGIC                                                               Aaa/AAA         200,000      203,062
   4.40%, 12/01/2010, Optional 12/01/2009 @
     101.00, FGIC                                                               Aaa/AAA         500,000      446,250
   5.25%, 12/01/2015, Optional 12/01/2009 @
     101.00, FGIC                                                               Aaa/AAA       1,000,000      949,160
El Paso County School District 2:
   5.70%, 12/01/2014, Prerefunded 12/01/2005
     @ 100.00                                                                   Aa3/NR          100,000      102,461
   5.25%, 12/01/2012, Optional 12/01/2010
     @ 100.00, MBIA                                                             Aaa/AAA         250,000      243,743
El Paso County School District 3, 6.20%, 12/15/2000,
    MBIA                                                                        Aaa/AAA         125,000      126,034
El Paso County School District 12, 5.90%, 09/15/2004                            Aa1/NR          80,000        82,462
El Paso County School District 20, 5.70%, 12/15/2006,
   FGIC                                                                         Aaa/AAA         250,000      256,708
El Paso County School District 38, 4.60%, 12/01/2013,
   Optional 12/01/2008 @ 100.00, AMBAC                                          Aaa/AAA         275,000      239,258
El Paso County School District 49 6.75%, 12/01/2004,
   Optional 12/01/2000 @ 100.00, MBIA                                           Aaa/AAA         125,000      126,241

--------------------------------------------------------------------------------
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

                            Statements of Investments


                                                                              BOND RATING*   PRINCIPAL
                                                                              MOODY'S/S&P      AMOUNT     MARKET VALUE
                                                                              -----------    ----------   ------------



Elbert County School District C-1 Elizabeth, 4.40%,
   12/01/2011, Optional 12/01/2009 @ 100.00                                     Aa3/AA-       $  250,000   $  212,795
Fort Collins, Larimer County, Water, 5.55%, 12/01/2003,
   Optional 12/01/2002 @ 101.00                                                 Aa1/AA           200,000      203,006
Garfield, Pitkin & Eagle Counties Roaring Fork School
District Re-1:
   5.125%, 12/15/2010, Optional 12/15/2005 @
     102.00 MBIA                                                                Aaa/AAA          500,000      487,910
   6.60%, 12/15/2014, Prerefunded 06/15/2004 @
     101.00, MBIA                                                               Aaa/AAA          250,000      265,585
Grand County, East Grand School District 2, 5.00%,
   12/01/2017, Optional 12/01/2008 @ 100.00, AMBAC                              Aaa/AAA          500,000      447,280
Greenwood South Metropolitan District, Arapahoe County,
   5.50%, 12/01/2004, MBIA                                                      Aaa/AAA          250,000      253,775
Gunnison & Saguache Counties, Watershed School
   District Re-1J 6.00%, 12/01/2005, MBIA                                       Aaa/AAA          150,000      155,967
Jefferson County School District R-1:
   5.75%, 12/15/2003, Prerefunded 12/15/2002 @
     101.00, AMBAC                                                              Aaa/AAA          100,000      102,671
   5.90%, 12/15/2004, Prerefunded 12/15/2002 @
     101.00, AMBAC                                                              Aaa/AAA          500,000      515,125
La Plata County School District 9-R, 6.60%, 11/01/2017,
   Optional 11/01/2002 @ 101.00, FGIC                                           Aaa/AAA          500,000      518,445
Larimer County, Poudre School District R-1:
   5.50%, 12/15/2008                                                            Aa3/AA-          500,000      506,440
   7.00%, 12/15/2008, Prerefunded 12/15/2001
     @ 101.00                                                                   NR\NR            125,000      129,887
   5.00%, 12/15/2016, Optional 12/15/2008
     @ 100.00, FSA                                                              Aaa/AAA          500,000      452,380
Larimer, Weld, & Boulder Counties, Thompson School
District R2-J:
   5.40%, 12/15/2013, Optional 06/15/2007 @
     101.00, FGIC                                                               Aaa/AAA          500,000      488,730
   5.45%, 12/15/2016, Optional 06/15/2007 @
     101.00, FGIC                                                               Aaa/AAA          250,000      240,382
Mesa County Valley School District 51:
   6.00%, 12/01/2006, MBIA                                                      Aaa/AAA        1,000,000    1,043,090
   5.40 %, 12/01/2012, Optional 12/01/2006 @
     101.00, MBIA                                                               Aaa/AAA          500,000      491,980
Montezuma County School District Re-4A, 5.10%,
   12/01/2010, Optional 12/01/2007 @ 101.00, MBIA                               Aaa/AAA          150,000      144,857

--------------------------------------------------------------------------------
84                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            Statements of Investments


                                                                              BOND RATING*   PRINCIPAL
                                                                              MOODY'S/S&P      AMOUNT     MARKET VALUE
                                                                              -----------    ----------   ------------


Morgan County School District Re-3, Fort Morgan,
   4.80%, 12/01/2018, Optional 12/01/2009 @
   100.00, AMBAC                                                                Aaa/AAA      $  500,000   $  428,205
Park County Platte Canyon School District 1, 4.30%,
   12/01/2010, Optional 12/01/2008 @ 101.00, MBIA                               Aaa/AAA         250,000      218,665
Poudre Valley Hospital District, Larimer County, 5.375%,
   11/15/2007, Optional 11/15/2003 @ 100.00                                     Aa/AA-        1,000,000    1,002,940
Pueblo County School District 70, 5.00%, 12/01/2011,
   Optional 12/01/2007 @ 100.00, AMBAC                                          Aaa/AAA         225,000      213,118
Pueblo, Pueblo County Limited Tax:
   5.80%, 06/01/2011, Optional 06/01/2006 @
     100.00, MBIA                                                               Aaa/AAA         200,000      203,072
   6.00%, 06/01/2016, Optional 06/01/2006 @
     100.00, MBIA                                                               Aaa/AAA         250,000      253,008
Rio Grande County School District C-8, 5.35%, 11/15/2011,
   Optional 11/15/2005 @ 100.00, FSA                                            Aaa/AAA         150,000      147,927
Routt County School District Re-2, 5.05%, 12/01/13,
   Optional 12/01/2007 @ 100.00, MBIA                                           Aaa/AAA         250,000      233,345
San Miguel & Montrose Counties, School District R-2J,
   5.00%, 12/01/2012, Optional 12/01/2007 @
   100.00, MBIA                                                                 Aaa/AAA         100,000       93,717
San Miguel County School District R-1, 5.50%,
   12/01/2012, Optional 12/01/2005 @ 101.00, MBIA                               Aaa/AAA         250,000      247,553
South Suburban Park and Recreation District, Arapahoe,
   Douglas & Jefferson Counties, 5.00%, 12/15/2012,
   Optional 12/15/2008 @ 100.00, FGIC                                           Aaa/AAA         250,000      235,107
Summit County School District Re-1, 6.55%, 12/01/2009,
   Prerefunded 12/01/2004 @ 100.00, FGIC                                        Aaa/AAA       1,000,000    1,057,650
Thornton, Adams County, Water, 6.00% , 12/01/2005,
   Optional 12/01/2002 @ 101.00, FGIC                                           Aaa/AAA         250,000      256,832
Three Lakes Water & Sanitation District, Grand County
   Limited Tax, 6.00%, 06/01/2000, MBIA                                         Aaa/AAA         135,000      135,000
Upper San Juan Hospital District, Archuleta, Hinsdale &
   Mineral Counties, 4.65%, 11/01/2013, Optional
   11/01/2007 @ 100.00, MBIA                                                    Aaa/AAA         115,000      100,517
Weld County School District Re-4, 5.30%, 12/01/2010,
   Optional 12/01/2005 @ 100.00, MBIA                                           Aaa/AAA         150,000      148,668
Weld County School District 6, 5.50%, 12/01/2006                                Aa3/AA          250,000      254,230
Woodland Park, Teller County,Water, 6.30%, 07/01/2008,
   Optional 07/01/2000 @ 101.00, FGIC                                           Aaa/AAA         100,000      101,119

--------------------------------------------------------------------------------
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


                            Statements of Investments


                                                                              BOND RATING*   PRINCIPAL
                                                                              MOODY'S/S&P      AMOUNT     MARKET VALUE
                                                                              -----------    ----------   ------------

Woodmoor Water & Sanitation District 1, El Paso County,
   6.20%, 12/01/2000, MBIA                                                      Aaa/AAA      $  125,000    $   125,952
Wray Community Hospital District, Yuma County,
   5.00%, 10/15/2011, Optional 10/15/2004 @
   100.00, AMBAC                                                                Aaa/AAA         250,000        236,685
---------------------------------------------------------------------------------------------------------------------------
TOTAL GENERAL OBLIGATION BONDS
(Cost $24,162,544)                                                                                          23,323,949
---------------------------------------------------------------------------------------------------------------------------




REVENUE BONDS  24.96%
Education  0.27%
University of Colorado Board of Regents, Auxiliary
   Facilities, 6.50%, 06/01/2001, Prerefunded
   6/01/2000 @ 101.00                                                           A1/NR           100,000        101,000


PUBLIC FACILITIES  0.55%
Denver Metropolitan Major League Baseball Stadium
   District Sales Tax, 6.25%, 10/01/2002, Prerefunded
   10/01/2001 @ 101.00, FGIC                                                    Aaa/AAA         200,000        205,564


SPECIAL TAX  8.61%
Boulder County Open Space Sales & Use Tax, 5.75%,
   12/15/2004, FGIC                                                             Aaa/AAA         500,000        512,600
Boulder Urban Renewal Authority Tax Increment, 6.00%,
   03/01/2002, Optional 03/01/2000 @ 101.00, MBIA                               Aaa/AAA         250,000        252,070
Castle Rock, Douglas County Sales & Use Tax, 5.25%,
   06/01/2006, FSA                                                              Aaa/AAA         200,000        199,898
Commerce City, Adams County Sales & Use Tax, 5.375%,
   08/01/2007, Optional 08/01/2003 @ 101.00, MBIA                               Aaa/AAA         100,000        100,283
Denver City & County Excise Tax, 5.25%, 9/01/2008, FSA                          Aaa/AAA         500,000        497,315
Glenwood Springs, Garfield County Sales & Use Tax,
   4.25%, 10/01/2010, Optional 10/01/2009 @
   101.00, MBIA                                                                 Aaa/AAA         250,000        219,645
Greeley, Weld County Sales & Use Tax, 4.80%,
   10/01/2015, Optional 10/01/2008 @ 100.00, MBIA                               Aaa/AAA         250,000        220,682
Ignacio, La Plata County Sales Tax, 4.75%,
   12/01/2009 AMBAC                                                             Aaa/AAA         150,000        140,600
Jefferson County Open Space Sales & Use Tax, 5.00%,
   11/01/2012, Optional 11/01/2009 @ 100.00, FGIC                               Aaa/AAA         500,000        470,400
Lafayette, Boulder County Sales & Use Tax, 6.40%,
   11/15/2004, Prerefunded 11/15/2001 @
   100.00, AMBAC                                                                Aaa/AAA         150,000        153,277

--------------------------------------------------------------------------------
86                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            Statements of Investments



                                                                              BOND RATING*   PRINCIPAL
                                                                              MOODY'S/S&P      AMOUNT     MARKET VALUE
                                                                              -----------    ----------   ------------


Longmont, Boulder County Sales & Use Tax 5.50%,
   11/15/2015, Optional 11/15/2010 @ 100.00                                     NR/AA        $  300,000    $   292,377
Montrose, Montrose County General Fund Excise Tax
   Revenue, 5.00%, 12/01/2017, Optional 12/01/2008
   @ 100.00, AMBAC                                                              Aaa/AAA         150,000        131,087
                                                                                                           -----------
                                                                                                             3,190,234


Transportation  0.65%
Colorado Springs, El Paso County Airport System, 5.10%,
   01/01/2010, Optional 01/01/2006 @ 101.00, MBIA                               Aaa/AAA         250,000        242,020


Utility  14.88%
Boulder, Boulder County Water & Sewer:
   5.75%, 12/01/2006, Optional 12/01/2002 @ 100.00                              Aa2/AA+         75,000          75,955
   5.50%, 12/01/2011, Optional 12/01/2006 @ 100.00                              Aa2/AA+         500,000        502,710
Central Weld County Water District,
   5.25%, 12/01/2005, Optional 12/01/2003 @
   100.00, MBIA                                                                 Aaa/AAA         250,000        250,395
Colorado Springs, El Paso County Utilities Systems:
   6.40%, 11/15/2002, Optional 11/15/2001 @ 102.00                              Aa2/AA          100,000        103,125
   5.75%, 11/15/2010, Optional 11/15/2006 @ 100.00                              Aa2/AA          250,000        254,300
   6.50%, 11/15/2015, Optional 11/15/2001 @ 102.00                              Aa2/AA          250,000        260,028
Colorado Water Resources & Power Development
   Authority, Small Water Resources 5.70%, 11/01/2015,
   Optional 11/01/2010 @ 100.00 FGIC                                            Aaa/AAA         500,000        497,945
Fort Collins, Larimer County Wastewater Utility Enterprise,
   Sewer, 5.375%, 12/01/2009, Optional 12/01/2005 @
   100.00, FGIC                                                                 Aaa/AAA         250,000        249,907
Fort Collins, Larimer County Water Utility Enterprise,
   4.25%, 12/01/2009, Optional 12/01/2008 @
   100.00, FSA                                                                  Aaa/AAA         500,000        444,000
Little Thompson Water District, Larimer, Weld & Boulder
   Counties, 5.50%, 12/01/2011, Optional 12/01/2005
   @ 101.00, MBIA                                                               Aaa/AAA         500,000        499,580
Mesa County, Sewer, 5.85%, 11/01/2005, Optional
   11/01/2002 @ 100.00, FGIC                                                    Aaa/AAA         500,000        507,040
Metropolitan Denver Sewage Disposal District 1, Sewer,
   5.45%, 04/01/2003, Escrowed to Maturity                                      Aaa/AAA         500,000        505,315

--------------------------------------------------------------------------------
[WESTCORE LOGO]     1-800-392-CORE (2673) O www.westcore.com                  87

                            Statements of Investments


                                                                              BOND RATING*  PRINCIPAL
                                                                              MOODY'S/S&P     AMOUNT      MARKET VALUE
                                                                              -----------   ----------    ------------


Municipal Subdistrict, Northern Colorado Water
   Conservancy District:
   5.85%, 12/01/2002, AMBAC                                                     Aaa/AAA      500,000        509,990
   5.25%, 12/01/2015, Optional 12/01/2007 @
     100.00, AMBAC                                                              Aaa/AAA      250,000        236,555
Platte River Power Authority Series BB, 5.75%,
   06/01/2004, Optional 06/01/2002 @ 102.00                                     Aa3/A+       500,000        511,625
Westminster, Adams County Water & Wastewater
   Utility Enterprise, 6.25%, 12/01/2014, Optional
   12/01/2004 @ 100.00, AMBAC                                                   Aaa/AAA      100,000        103,517
                                                                                                        -----------
                                                                                                          5,511,987
TOTAL REVENUE BONDS
(Cost $9,487,725)                                                                                         9,250,805
-------------------------------------------------------------------------------------------------------------------


MUTUAL FUNDS  5.04%
Dreyfus Municipal Money Market Fund                                                        1,616,840      1,616,840
Fidelity Institutional Money Market Tax Exempt Fund                                          250,000        250,000
                                                                                                        -----------
                                                                                                          1,866,840
TOTAL MUTUAL FUNDS
(Cost $1,866,840)                                                                         1,866,840       1,866,840
-------------------------------------------------------------------------------------------------------------------


Total Investments (Cost $37,692,760)                                                          98.54%   $ 36,512,140
Other Assets in Excess of Liabilities                                                          1.46%        542,395
                                                                                         --------------------------
NET ASSETS                                                                                   100.00%   $ 37,054,535
-------------------------------------------------------------------------------------------------------------------


NOTES TO STATEMENTS OF INVESTMENTS

*   Unaudited

**  Non-income producing security.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Security exempt from registration under Rule 4(2) of the Securities Act of 1933 and not subject to the Fund's investment limitations in other investment companies.

(3) Security purchased through a private placement transaction and has certain restrictions on its resale, as defined in the Securities Act of 1933, and is therefore considered an illiquid investment.


--------------------------------------------------------------------------------
88                         Annual Report May 31, 2000            [WESTCORE LOGO]

                      STATEMENTS OF ASSETS AND LIABILITIES


WESTCORE EQUITY GROWTH FUNDS

                                                       WESTCORE         WESTCORE         WESTCORE
                                                         MIDCO          GROWTH AND     INTERNATIONAL
                                                      GROWTH FUND      INCOME FUND     FRONTIER FUND
----------------------------------------------------------------------------------------------------
ASSETS
Cash                                                 $           0    $           0    $           0
Investments at value (cost - see below)                273,580,181       16,162,187       21,409,293
   - see accompanying statements
Receivable for investments sold                          1,665,110          149,471          111,447
Dividends and interest receivable                          292,966            8,950           42,624
Receivable for fund shares subscribed                    1,152,719           55,768          134,732
Receivable from investment adviser                               0                0                0
Investment for trustee deferred
   compensation plan                                       205,590            5,770              440
Prepaid and other assets                                    42,571            5,279           23,679
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                           276,939,137       16,387,425       21,722,215
----------------------------------------------------------------------------------------------------
LIABILITIES
Collateral received from broker for
   securities lending transactions                      42,563,900           27,200                0
Payable for investments purchased                          401,416          107,654           56,184
Payable for fund shares redeemed                           836,583           57,264           18,991
Payable for investment advisory fee                        141,447            3,240           15,051
Payable for administration fee                              66,000            3,898            6,185
Payable for trustee deferred
   compensation plan                                       205,590            5,770              440
Other payables                                             370,060           25,415           12,651
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                       44,584,996          230,441          109,502
----------------------------------------------------------------------------------------------------
NET ASSETS                                           $ 232,354,141    $  16,156,984    $  21,612,713
====================================================================================================

COMPOSITION OF NET ASSETS
Paid-in capital                                      $  95,757,281    $   7,534,342    $  19,693,730
(Over)/Undistributed net investment income                 (69,691)         (21,236)          27,979
Accumulated net realized gain (loss) on
   investments and foreign currency transactions        72,417,470        2,836,436          991,842
Net unrealized appreciation/(depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies        64,249,081        5,807,442          899,162
----------------------------------------------------------------------------------------------------
NET ASSETS                                           $ 232,354,141    $  16,156,984    $  21,612,713
====================================================================================================

NET ASSET VALUE PER SHARE
Net Assets                                           $ 232,354,141    $  16,156,984    $  21,612,713
Shares of beneficial interest outstanding               12,843,785        1,060,080        1,862,828
Net asset value and redemption price per share       $       18.09    $       15.24    $       11.60
----------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                  $ 209,331,100    $  10,354,745    $  20,509,963
====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
[WESTCORE LOGO]      1-800-392-CORE (2973) o www.westcore.com                 89

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                         WESTCORE
                                                         SMALL-CAP        WESTCORE
                                                        GROWTH FUND     SELECT FUND
------------------------------------------------------------------------------------
ASSETS
Cash                                                    $          0    $  1,720,041
Investments at value (cost - see below)                   22,327,733      45,512,396
   - see accompanying statements
Receivable for investments sold                               59,798       4,464,785
Dividends and interest receivable                              7,720          34,739
Receivable for fund shares subscribed                        133,936       2,554,430
Receivable from investment adviser                                 0               0
Investment for trustee deferred
   compensation plan                                             730             789
Prepaid and other assets                                      11,451           9,910
------------------------------------------------------------------------------------
TOTAL ASSETS                                              22,541,368      54,297,090
------------------------------------------------------------------------------------

LIABILITIES
Collateral received from broker for
   securities lending transactions                                 0               0
Payable for investments purchased                            446,063      17,365,348
Payable for fund shares redeemed                             294,601         852,172
Payable for investment advisory fee                           11,329          16,293
Payable for administration fee                                 6,026           9,511
Payable for trustee deferred
   compensation plan                                             730             789
Other payables                                                11,138          15,606
------------------------------------------------------------------------------------
TOTAL LIABILITIES                                            769,887      18,259,719
------------------------------------------------------------------------------------
NET ASSETS                                              $ 21,771,481    $ 36,037,371
====================================================================================

COMPOSITION OF NET ASSETS
Paid-in capital                                         $ 28,192,469    $ 21,141,124
(Over)/Undistributed net investment income                   (28,043)        (18,126)
Accumulated net realized gain (loss) on
   investments and foreign currency transactions          (2,390,607)     13,635,865
Net unrealized appreciation/(depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies          (4,002,338)      1,278,508
------------------------------------------------------------------------------------
NET ASSETS                                              $ 21,771,481    $ 36,037,371
====================================================================================

NET ASSET VALUE PER SHARE
Net Assets                                              $ 21,771,481    $ 36,037,371
Shares of beneficial interest outstanding                  1,281,177       1,602,809
Net asset value and redemption price per share          $      16.99    $      22.48
------------------------------------------------------------------------------------
COST OF INVESTMENTS                                     $ 26,330,071    $ 44,233,888
====================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
90                         Annual Report May 31, 2000            [WESTCORE LOGO]

                      STATEMENTS OF ASSETS AND LIABILITIES


WESTCORE EQUITY VALUE FUNDS

                                                         WESTCORE          WESTCORE             WESTCORE
                                                         BLUE CHIP          MID-CAP             SMALL-CAP
                                                           FUND         OPPORTUNITY FUND    OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------
ASSETS
Cash                                                    $          0    $              0    $              0
Investments at value (cost - see below)                   53,190,755           3,099,032          35,640,647
   - see accompanying statements
Receivable for investments sold                                    0                   0             228,428
Dividends and interest receivable                             71,335               1,863              23,240
Receivable for fund shares subscribed                          5,918                   0             110,990
Receivable from investment adviser                                 0               3,915                   0
Investment for trustee deferred
   compensation plan                                          17,417                 194              12,607
Prepaid and other assets                                       6,204              10,982              13,896
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                              53,291,629           3,115,986          36,029,808
------------------------------------------------------------------------------------------------------------

LIABILITIES
Collateral received from broker for
   securities lending transactions                         1,267,300                   0                   0
Payable for investments purchased                                  0              94,268           1,293,784
Payable for fund shares redeemed                              32,031                   0              89,630
Payable for investment advisory fee                           23,699                   0              15,451
Payable for administration fee                                13,471                   0               9,416
Payable for trustee deferred
   compensation plan                                          17,417                 194              12,607
Other payables                                                45,970              10,158              50,853
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                          1,399,888             104,620           1,471,741
------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $ 51,891,741    $      3,011,366    $     34,558,067
============================================================================================================

COMPOSITION OF NET ASSETS
Paid-in capital                                         $ 36,824,221    $      2,369,614    $     44,326,029
(Over)/Undistributed net investment income                  (124,434)             (7,431)            (43,044)
Accumulated net realized gain (loss) on
   investments and foreign currency transactions           6,793,862             448,336         (11,184,496)
Net unrealized appreciation/(depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies           8,398,092             200,847           1,459,578
------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $ 51,891,741    $      3,011,366    $     34,558,067
============================================================================================================

NET ASSET VALUE PER SHARE
Net Assets                                              $ 51,891,741    $      3,011,366    $     34,558,067
Shares of beneficial interest outstanding                  3,522,067             207,929           1,716,703
Net asset value and redemption price per share          $      14.73    $          14.48    $          20.13
------------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                     $ 44,792,663    $      2,898,185    $     34,181,069
============================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
[WESTCORE LOGO]      1-800-392-CORE (2973) o www.westcore.com                 91

                      STATEMENTS OF ASSETS AND LIABILITIES


WESTCORE BOND FUNDS

                                                          WESTCORE          WESTCORE           WESTCORE
                                                          LONG-TERM       INTERMEDIATE-        COLORADO
                                                          BOND FUND       TERM BOND FUND    TAX-EXEMPT FUND
-----------------------------------------------------------------------------------------------------------
ASSETS
Cash                                                    $            0    $            0    $             0
Investments at value (cost - see below)                     23,954,098        33,772,306         36,512,140
    - see accompanying statements
Receivable for investments sold                                      0                 0                  0
Dividends and interest receivable                              308,661           482,181            789,605
Receivable for fund shares subscribed                            7,494                66              5,500
Receivable from investment adviser                                   0                 0                  0
Investment for trustee deferred
   compensation plan                                             6,987            18,047              7,640
Prepaid and other assets                                         1,796             8,405              4,000
-----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                24,279,036        34,281,005         37,318,885
-----------------------------------------------------------------------------------------------------------

LIABILITIES
Collateral received from broker for
   securities lending transactions                             617,502                 0                  0
Payable for investments purchased                                    0                 0                  0
Payable for fund shares redeemed                                17,348             9,425            220,747
Payable for investment advisory fee                              3,392             4,861                  0
Payable for administration fee                                   5,737             8,404              6,919
Payable for trustee deferred
   compensation plan                                             6,987            18,047              7,640
Other payables                                                  31,695            32,497             29,044
-----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                              682,661            73,234            264,350
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                              $   23,596,375    $   34,207,771    $    37,054,535
===========================================================================================================

COMPOSITION OF NET ASSETS
Paid-in capital                                         $   24,415,079    $   36,777,768    $    38,814,702
(Over)/Undistributed net investment income                      13,355            18,590             15,482
Accumulated net realized gain (loss) on
   investments and foreign currency transactions               (24,034)       (1,356,755)          (595,029)
Net unrealized appreciation/(depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies              (808,025)       (1,231,832)        (1,180,620)
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                              $   23,596,375    $   34,207,771    $    37,054,535
===========================================================================================================

NET ASSET VALUE PER SHARE
Net Assets                                              $   23,596,375    $   34,207,771    $    37,054,535
Shares of beneficial interest outstanding                    2,568,277         3,487,607          3,564,550
Net asset value and redemption price per share          $         9.19    $         9.81    $         10.40
-----------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                     $   24,762,123    $   35,004,138    $    37,692,760
===========================================================================================================

See Notes to Financial Statements



--------------------------------------------------------------------------------
92                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            STATEMENTS OF OPERATIONS


WESTCORE EQUITY GROWTH FUNDS

                                                 WESTCORE          WESTCORE          WESTCORE
                                                   MIDCO          GROWTH AND       INTERNATIONAL
                                                GROWTH FUND       INCOME FUND      FRONTIER FUND*
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                      $      339,084    $       65,391    $       49,718
Interest                                              446,233            32,508           160,451
Other income                                          136,028             2,562                 0
Foreign taxes withheld                                      0                 0              (189)
-------------------------------------------------------------------------------------------------
TOTAL INCOME                                          921,345           100,461           209,980
-------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                            1,759,321            94,328           133,137
Administrative fees                                   811,994            43,536            33,284
Transfer agent fees                                   265,582            37,802            11,323
Fund accounting fees and expenses                      81,778            28,652            17,562
Legal fees                                             90,136             7,591             9,464
Printing expenses                                      79,403             4,893               518
Registration fees                                      18,155             7,945             6,929
Audit fees                                             19,017            13,252             5,408
Custodian fees                                         58,390             7,734            12,616
Insurance                                              39,820             1,086                22
Trustee fees and expenses                              42,417             2,844               738
Other                                                   6,447             1,048               301
-------------------------------------------------------------------------------------------------
Total expenses before waivers                       3,272,460           250,711           231,302
Expenses waived by:
   Investment adviser                                (160,709)          (77,365)          (61,705)
Administrators                                        (12,129)           (5,818)           (3,022)
Expenses reimbursed by:
   Investment adviser                                       0                 0                 0
-------------------------------------------------------------------------------------------------
NET EXPENSES                                        3,099,622           167,528           166,575
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                       (2,178,277)          (67,067)           43,405
-------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investments                                     91,818,342         3,675,563         1,239,961
   Foreign currency transactions                            0                 0          (248,119)
                                               --------------    --------------    --------------
     Net realized gain/(loss)                      91,818,342         3,675,563           991,842
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                                     (3,521,938)        1,532,417         1,728,299
   Translation of assets and liabilities
     denominated in foreign currencies                      0                 0          (829,137)
                                               --------------    --------------    --------------
     Net change                                    (3,521,938)        1,532,417           899,162
NET REALIZED AND UNREALIZED GAIN/(LOSS)            88,296,404         5,207,980         1,891,004
-------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $   86,118,127    $    5,140,913    $    1,934,409
=================================================================================================

*For the period December 15, 1999 (inception of offering) to May 31, 2000

See Notes to Financial Statements


--------------------------------------------------------------------------------
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



                            STATEMENTS OF OPERATIONS



WESTCORE EQUITY GROWTH FUNDS (CONTINUED)

                                                     WESTCORE
                                                     SMALL-CAP          WESTCORE
                                                    GROWTH FUND~      SELECT FUND~
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                          $        2,292    $       29,255
Interest                                                  229,261           183,711
Other income                                                    0                 0
-----------------------------------------------------------------------------------
TOTAL INCOME                                              231,553           212,966

EXPENSES
Investment advisory fees                                  190,455           122,497
Administrative fees                                        57,136            56,537
Transfer agent fees                                        21,323            20,555
Fund accounting fees and expenses                          18,885            18,996
Legal fees                                                 15,904            16,065
Printing expenses                                           2,721             2,921
Registration fees                                           8,923             8,923
Audit fees                                                  5,368             5,368
Custodian fees                                              5,091             8,388
Insurance                                                      65                79
Trustee fees and expenses                                   1,476             1,659
Other                                                         595               593
-----------------------------------------------------------------------------------
Total expenses before waivers                             327,942           262,581
Expenses waived by:
   Investment adviser                                     (76,234)          (42,655)
   Administrators                                          (4,107)           (3,161)
Expenses reimbursed by:
   Investment adviser                                           0                 0
-----------------------------------------------------------------------------------
NET EXPENSES                                              247,601           216,765
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                              (16,048)           (3,799)
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investments                                         (2,390,607)       14,754,199
   Foreign currency transactions                                0                 0
                                                   --------------    --------------
     Net realized gain/(loss)                          (2,390,607)       14,754,199
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                                         (4,002,338)        1,278,508
   Translation of assets and liabilities
     denominated in foreign currencies                          0                 0
                                                   --------------    --------------
     Net change                                        (4,002,338)        1,278,508
NET REALIZED AND UNREALIZED GAIN/(LOSS)                (6,392,945)       16,032,707
-----------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       $   (6,408,993)   $   16,028,908
===================================================================================

~For the period October 1, 1999 (inception of offering) to May 31, 2000 See Notes to Financial Statements


--------------------------------------------------------------------------------
94                         Annual Report May 31, 2000            [WESTCORE LOGO]

                            STATEMENTS OF OPERATIONS




WESTCORE EQUITY VALUE FUNDS

                                                  WESTCORE          WESTCORE             WESTCORE
                                                  BLUE CHIP          MID-CAP             SMALL-CAP
                                                    FUND         OPPORTUNITY FUND    OPPORTUNITY FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                       $     633,534    $         22,682    $        952,763
Interest                                               76,719               5,380             140,231
Other income                                            2,637                   0               3,236
-----------------------------------------------------------------------------------------------------
TOTAL INCOME                                          712,890              28,062           1,096,230
-----------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                              395,430              19,720             705,641
Administrative fees                                   182,506               7,888             211,692
Transfer agent fees                                    70,125              13,624              86,569
Fund accounting fees and expenses                      29,109              26,795              31,946
Legal fees                                             28,812                 358              28,724
Printing expenses                                      22,192                 881              27,349
Registration fees                                       9,735              12,267              15,950
Audit fees                                             14,220               6,493              12,457
Custodian fees                                         12,092               3,021              37,380
Insurance                                               2,639                  14               7,999
Trustee fees and expenses                              10,332               1,304              13,339
Other                                                   2,754                   0               2,766
-----------------------------------------------------------------------------------------------------
Total expenses before waivers                         779,946              92,365           1,181,812
Expenses waived by:
   Investment adviser                                 (72,951)            (19,720)           (250,104)
   Administrators                                      (5,487)             (7,888)            (13,456)
Expenses reimbursed by:
   Investment adviser                                       0             (31,871)                  0
-----------------------------------------------------------------------------------------------------
NET EXPENSES                                          701,508              32,886             918,252
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                           11,382              (4,824)            177,978
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investments                                     10,091,813             652,618          (1,200,656)
   Foreign currency transactions                            0                   0                   0
                                                -------------    ----------------    ----------------
     Net realized gain/(loss)                      10,091,813             652,618          (1,200,656)
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                                     (9,933,398)             12,335             247,201
   Translation of assets and liabilities
     denominated in foreign currencies                      0                   0                   0
                                                -------------    ----------------    ----------------
     Net change                                    (9,933,398)             12,335             247,201
NET REALIZED AND UNREALIZED GAIN/(LOSS)               158,415             664,953            (953,455)
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    $     169,797    $        660,129    $       (775,477)
=====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
[WESTCORE LOGO]      1-800-392-CORE (2973) o www.westcore.com                 95

                            STATEMENTS OF OPERATIONS




WESTCORE BOND FUNDS

                                                 WESTCORE         WESTCORE          WESTCORE
                                                 LONG-TERM      INTERMEDIATE-       COLORADO
                                                 BOND FUND      TERM BOND FUND   TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                      $           0    $            0   $             0
Interest                                           1,582,367         2,649,647         1,993,646
Other income                                             749                 0                 0
------------------------------------------------------------------------------------------------
TOTAL INCOME                                       1,583,116         2,649,647         1,993,646
------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                             100,885           169,538           202,938
Administrative fees                                   67,257           113,025           121,763
Transfer agent fees                                   31,181            27,864            26,372
Fund accounting fees and expenses                     31,734            32,979            45,084
Legal fees                                            11,807            20,458            20,529
Printing expenses                                      8,062            12,429            15,868
Registration fees                                      8,065            11,815             2,964
Audit fees                                            14,177            13,289            11,101
Custodian fees                                         4,405             6,564             5,616
Insurance                                                759             3,258             3,293
Trustee fees and expenses                              4,851             7,154             7,395
Other                                                    254               878             1,542
------------------------------------------------------------------------------------------------
Total expenses before waivers                        283,437           419,251           464,465
Expenses waived by:
   Investment adviser                                (63,559)          (88,407)         (190,479)
   Administrators                                     (6,174)           (8,616)          (17,243)
Expenses reimbursed by:
   Investment adviser                                      0                 0                 0
------------------------------------------------------------------------------------------------
NET EXPENSES                                         213,704           322,228           256,743
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                       1,369,412         2,327,419         1,736,903
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investments                                        49,894          (247,663)         (557,097)
   Foreign currency transactions                           0                 0               N/A
                                               -------------    --------------    --------------
     Net realized gain/(loss)                         49,894          (247,663)         (557,097)
Net change in unrealized appreciation/
   (depreciation) on:
   Investments                                    (1,442,370)       (1,479,300)       (1,819,403)
   Translation of assets and liabilities
     denominated in foreign currencies                     0                 0               N/A
                                               -------------    --------------    --------------
     Net change                                   (1,442,370)       (1,479,300)       (1,819,403)
NET REALIZED AND UNREALIZED GAIN/(LOSS)           (1,392,476)       (1,726,963)       (2,376,500)
------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   $     (23,064)   $      600,456    $     (639,597)
================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
96                         Annual Report May 31, 2000            [WESTCORE LOGO]

                       STATEMENTS OF CHANGES IN NET ASSETS



WESTCORE MIDCO GROWTH FUND

                                                                     YEAR ENDED         YEAR ENDED
                                                                    MAY 31, 2000       MAY 28, 1999
----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                       $  (2,178,277)      $  (2,697,880)
Net realized gain/(loss)                                              91,818,342         120,340,722
Change in unrealized net appreciation or depreciation                 (3,521,938)        (76,064,316)
----------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations       86,118,127          41,578,526
----------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                  0                   0
   From net realized gain from investment transactions               (93,763,342)        (59,679,953)
----------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions              (93,763,342)        (59,679,953)
----------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                          207,679,920         844,280,146
Shares issued in reinvestment of dividends and distributions          83,009,085          58,662,082
----------------------------------------------------------------------------------------------------
                                                                     290,689,005         902,942,228
Shares redeemed                                                     (328,613,823)     (1,172,209,867)
----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions        (37,924,818)       (269,267,639)
----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                (45,570,033)       (287,369,066)

NET ASSETS:
Beginning of period                                                  277,924,174         565,293,240
----------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of ($69,691) and ($69,691), respectively)                $ 232,354,141       $ 277,924,174
====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
[WESTCORE LOGO]      1-800-392-CORE (2973) o www.westcore.com                 97

                       STATEMENTS OF CHANGES IN NET ASSETS



WESTCORE GROWTH AND INCOME FUND

                                                                          YEAR ENDED      YEAR ENDED
                                                                         MAY 31, 2000    MAY 28, 1999
-----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                             $    (67,067)   $      3,015
Net realized gain/(loss)                                                    3,675,563       1,309,173
Change in unrealized net appreciation or depreciation                       1,532,417        (724,121)
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations             5,140,913         588,067
-----------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                  (4,043)        (11,775)
   From net realized gain from investment transactions                     (2,081,014)     (2,111,698)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                    (2,085,057)     (2,123,473)
-----------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                 3,770,052       3,628,138
Shares issued in reinvestment of dividends and distributions                1,990,011       1,946,533
-----------------------------------------------------------------------------------------------------
                                                                            5,760,063       5,574,671
Shares redeemed                                                            (5,447,700)     (6,410,593)
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                 312,363        (835,922)
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                       3,368,219      (2,371,328)

NET ASSETS:
Beginning of period                                                        12,788,765      15,160,093
-----------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of ($21,236) and ($207,993), respectively)                     $ 16,156,984    $ 12,788,765
=====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
98                         Annual Report May 31, 2000            [WESTCORE LOGO]

                       STATEMENTS OF CHANGES IN NET ASSETS


WESTCORE INTERNATIONAL FRONTIER FUND

                                                                     FOR THE PERIOD
                                                                    DECEMBER 15, 1999
                                                                     (INCEPTION) TO
                                                                      MAY 31, 2000
-------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                        $          43,405
Net realized gain/(loss)                                                      991,842
Change in unrealized net appreciation or depreciation                         899,162
-------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations             1,934,409
-------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                 (15,426)
   From net realized gain from investment transactions                              0
-------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                       (15,426)
-------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                36,302,581
Shares issued in reinvestment of dividends and distributions                   15,247
-------------------------------------------------------------------------------------
                                                                           36,317,828
Shares redeemed                                                           (16,624,098)
-------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions              19,693,730
-------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                      21,612,713

NET ASSETS:
Beginning of period                                                                 0
-------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of $27,979)                                               $      21,612,713
=====================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
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


                       STATEMENTS OF CHANGES IN NET ASSETS




WESTCORE SMALL-CAP GROWTH FUND

                                                                       FOR THE PERIOD
                                                                       OCTOBER 1, 1999
                                                                       (INCEPTION) TO
                                                                        MAY 31, 2000
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                           $       (16,048)
Net realized gain/(loss)                                                    (2,390,607)
Change in unrealized net appreciation or depreciation                       (4,002,338)
--------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations             (6,408,993)
--------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                  (30,268)
   From net realized gain from investment transactions                               0
--------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                        (30,268)
-------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                 89,198,105
Shares issued in reinvestment of dividends and distributions                    30,357
--------------------------------------------------------------------------------------
                                                                            89,228,462
Shares redeemed                                                            (61,017,720)
--------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions               28,210,742
-------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                       21,771,481

NET ASSETS:
Beginning of period                                                                  0
--------------------------------------------------------------------------------------
End of period (including (over)/undistributed net
   investment income of ($28,043))                                     $    21,771,481
======================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
100                        Annual Report May 31, 2000            [WESTCORE LOGO]

                       STATEMENTS OF CHANGES IN NET ASSETS




WESTCORE SELECT FUND

                                                                       FOR THE PERIOD
                                                                       OCTOBER 1, 1999
                                                                       (INCEPTION) TO
                                                                        MAY 31, 2000
--------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                           $        (3,799)
Net realized gain/(loss)                                                    14,754,199
Change in unrealized net appreciation or depreciation                        1,278,508
--------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations             16,028,908
--------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                  (14,327)
   From net realized gain from investment transactions                      (1,118,334)
--------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                     (1,132,661)
--------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                 47,751,567
Shares issued in reinvestment of dividends and distributions                 1,125,266
--------------------------------------------------------------------------------------
                                                                            48,876,833
Shares redeemed                                                            (27,735,709)
--------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions               21,141,124
--------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                       36,037,371

NET ASSETS:
Beginning of period                                                                  0
--------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of ($18,126))                                                $    36,037,371
======================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
[WESTCORE LOGO]      1-800-392-CORE (2973) o www.westcore.com                101

                       STATEMENTS OF CHANGES IN NET ASSETS




WESTCORE BLUE CHIP FUND

                                                                          YEAR ENDED      YEAR ENDED
                                                                         MAY 31, 2000    MAY 28, 1999
-----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                             $     11,382    $    128,184
Net realized gain/(loss)                                                   10,091,813       9,307,773
Change in unrealized net appreciation or depreciation                      (9,933,398)     (4,848,842)
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations               169,797       4,587,115
-----------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                       0        (245,375)
   From net realized gain from investment transactions                     (9,192,788)     (9,695,337)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                    (9,192,788)     (9,940,712)
-----------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                20,217,722      36,867,428
Shares issued in reinvestment of dividends and distributions                8,437,817       9,102,447
-----------------------------------------------------------------------------------------------------
                                                                           28,655,539      45,969,875
Shares redeemed                                                           (37,094,755)    (43,739,132)
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions              (8,439,216)      2,230,743
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                     (17,462,207)     (3,122,854)

NET ASSETS:
Beginning of period                                                        69,353,948      72,476,802
-----------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of ($124,434) and ($135,816), respectively)                     $51,891,741    $ 69,353,948
=====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
102                        Annual Report May 31, 2000            [WESTCORE LOGO]

                       STATEMENTS OF CHANGES IN NET ASSETS



WESTCORE MID-CAP OPPORTUNITY FUND

                                                                                       FOR THE PERIOD
                                                                                       OCTOBER 1, 1998
                                                                        YEAR ENDED     (INCEPTION) TO
                                                                       MAY 31, 2000     MAY 28, 1999
------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                           $     (4,824)   $        (1,839)
Net realized gain/(loss)                                                    652,618           (204,282)
Change in unrealized net appreciation or depreciation                        12,335            444,179
------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations             660,129            238,058
------------------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                  (768)                 0
   From net realized gain from investment transactions                            0                  0
------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                        (768)                 0
------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares issued in connection with the conversion of a
   separately managed investment partnership (Note 5)                             0          2,211,243
Shares sold                                                                 414,821            410,700
Shares issued in reinvestment of dividends and distributions                    751                  0
------------------------------------------------------------------------------------------------------
                                                                            415,572          2,621,943
Shares redeemed                                                            (648,796)          (274,772)
------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions              (233,224)         2,347,171
------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                       426,137          2,585,229

NET ASSETS:
Beginning of period                                                       2,585,229                  0
------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of ($7,431) and ($1,839), respectively)                      $  3,011,366    $     2,585,229
======================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
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
                       STATEMENTS OF CHANGES IN NET ASSETS


WESTCORE SMALL-CAP OPPORTUNITY FUND


                                                                      YEAR ENDED        YEAR ENDED
                                                                     MAY 31, 2000      MAY 28, 1999
-----------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                        $     177,978      $     320,141
Net realized gain/(loss)                                               (1,200,656)        (9,932,871)
Change in unrealized net appreciation or depreciation                     247,201         (7,781,013)
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations          (775,477)       (17,393,743)
-----------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                            (327,185)          (214,664)
   From net realized gain from investment transactions                          0         (5,243,231)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                  (327,185)        (5,457,895)
-----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                            44,257,042        126,319,438
Shares issued in reinvestment of dividends and distributions              274,641          5,052,143
-----------------------------------------------------------------------------------------------------
                                                                       44,531,683        131,371,581
Shares redeemed                                                       (97,505,561)       (80,954,679)
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions         (52,973,878)        50,416,902
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                 (54,076,540)        27,565,264

NET ASSETS:
Beginning of period                                                    88,634,607         61,069,343
-----------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of ($43,044) and $76,006, respectively)                   $  34,558,067      $  88,634,607
=====================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
104                        Annual Report May 31, 2000            [WESTCORE LOGO]

                       STATEMENTS OF CHANGES IN NET ASSETS


WESTCORE LONG-TERM BOND FUND


                                                                     YEAR ENDED        YEAR ENDED
                                                                    MAY 31, 2000      MAY 28, 1999
---------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                        $  1,369,412      $  1,153,879
Net realized gain/(loss)                                                  49,894           249,152
Change in unrealized net appreciation or depreciation                 (1,442,370)       (1,311,576)
---------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations          (23,064)           91,455
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                         (1,366,554)       (1,159,592)
   From net realized gain from investment transactions                  (228,730)         (125,218)
---------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions               (1,595,284)       (1,284,810)
---------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                            8,926,578         9,688,176
Shares issued in reinvestment of dividends and distributions           1,541,868         1,237,129
---------------------------------------------------------------------------------------------------
                                                                      10,468,446        10,925,305
Shares redeemed                                                       (7,051,476)       (6,400,461)
---------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions          3,416,970         4,524,844
---------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                  1,798,622         3,331,489

NET ASSETS:
Beginning of period                                                   21,797,753        18,466,264
---------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of $13,355 and $10,497 respectively)                      $ 23,596,375      $ 21,797,753
===================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
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


                       STATEMENTS OF CHANGES IN NET ASSETS


WESTCORE INTERMEDIATE-TERM BOND FUND


                                                                     YEAR ENDED        YEAR ENDED
                                                                    MAY 31, 2000      MAY 28, 1999
---------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                        $  2,327,419      $  2,599,872
Net realized gain/(loss)                                                (247,663)          625,934
Change in unrealized net appreciation or depreciation                 (1,479,300)       (1,434,927)
---------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations          600,456         1,790,879
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                         (2,328,936)       (2,621,050)
   From net realized gain from investment transactions                         0                 0
---------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions               (2,328,936)       (2,621,050)
---------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                           25,580,496        21,346,730
Shares issued in reinvestment of dividends and distributions           2,072,550         2,260,587
---------------------------------------------------------------------------------------------------
                                                                      27,653,046        23,607,317
Shares redeemed                                                      (32,872,265)      (31,780,894)
---------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions         (5,219,219)       (8,173,577)
---------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                 (6,947,699)       (9,003,748)

NET ASSETS:
Beginning of period                                                   41,155,470        50,159,218
---------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of $18,590 and $20,107, respectively)                     $ 34,207,771      $ 41,155,470
===================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
106                        Annual Report May 31, 2000            [WESTCORE LOGO]

                       STATEMENTS OF CHANGES IN NET ASSETS


WESTCORE COLORADO TAX-EXEMPT FUND

                                                                     YEAR ENDED       YEAR ENDED
                                                                    MAY 31, 2000      MAY 28, 1999
---------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/(loss)                                        $  1,736,903      $  1,635,554
Net realized gain/(loss)                                                (557,097)            7,767
Change in unrealized net appreciation or depreciation                 (1,819,403)         (391,865)
---------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations         (639,597)        1,251,456
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                         (1,736,992)       (1,638,237)
   From net realized gain from investment transactions                         0                 0
---------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions               (1,736,992)       (1,638,237)
---------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                            9,822,900        20,250,156
Shares issued in reinvestment of dividends and distributions           1,327,388         1,257,593
---------------------------------------------------------------------------------------------------
                                                                      11,150,288        21,507,749
Shares redeemed                                                      (17,224,682)       (7,116,914)
---------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions         (6,074,394)       14,390,835
---------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                 (8,450,983)       14,004,054

NET ASSETS:
Beginning of period                                                   45,505,518        31,501,464
---------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of $15,482 and $15,571, respectively)                     $ 37,054,535      $ 45,505,518
===================================================================================================

See Notes to Financial Statements


--------------------------------------------------------------------------------
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


                              FINANCIAL HIGHLIGHTS


WESTCORE MIDCO GROWTH FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                        FOR THE
                                                                      YEAR ENDED
                                                                        MAY 31,
                                                                         2000
--------------------------------------------------------------------------------
Net asset value - beginning of the period                               $20.03
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                             (0.17)
Net realized and unrealized gain/(loss)                                   7.08
--------------------------------------------------------------------------------
Total income/(loss) from investment operations                            6.91
--------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                     (0.00)
Distributions from net realized gain                                     (8.85)
--------------------------------------------------------------------------------
Total distributions                                                      (8.85)
--------------------------------------------------------------------------------
Net asset value - end of period                                         $18.09
================================================================================
Total return                                                             35.63%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                              $232,354
================================================================================
Ratio of expenses to average net assets                                   1.15%
================================================================================
Ratio of expenses to average net assets without fee waivers               1.21%
================================================================================
Ratio of net investment income/(loss) to average net assets              (0.81)%
================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                   (0.87)%
================================================================================
Portfolio turnover rate(1)                                              117.65%
================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $299,173,753 and $411,389,291, respectively.

(2)      Annualized.

*        For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements
--------------------------------------------------------------------------------
108                        Annual Report May 31, 2000            [WESTCORE LOGO]

                                                                                                        INSTITUTIONAL     RETAIL
                                                                                                           SHARES         SHARES
                                                                                                           -------        -------
                                                                FOR THE        FOR THE       FOR THE       FOR THE        FOR THE
                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                                 MAY 28,       MAY 29,       MAY 30,       MAY 31,        MAY 31,
                                                                  1999          1998          1997          1996           1996*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                       $20.54        $20.92         $22.90       $17.12         $17.10
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                     (0.23)        (0.17)         (0.15)       (0.08)         (0.01)
Net realized and unrealized gain/(loss)                           2.22          3.03           1.19         6.58           3.12
-----------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                    1.99          2.86           1.04         6.50           3.11
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                             (0.00)        (0.00)         (0.00)       (0.00)         (0.00)
Distributions from net realized gain                             (2.50)        (3.24)         (3.02)       (0.72)         (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (2.50)        (3.24)         (3.02)       (0.72)         (0.00)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                 $20.03        $20.54         $20.92       $22.90         $20.21
===================================================================================================================================
Total return                                                     11.87%        15.10%          5.27%       38.62%         18.19%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $277,924      $565,293       $590,008     $656,490        $30,827
===================================================================================================================================
Ratio of expenses to average net assets                           1.15%         1.13%          1.14%        1.08%          1.16%(2)
===================================================================================================================================
Ratio of expenses to average net assets without fee waivers       1.19%         1.13%          1.14%        1.10%          1.17%(2)
===================================================================================================================================
Ratio of net investment income/(loss) to average net assets      (0.63)%       (0.71)%        (0.70)%      (0.42)%        (0.24)%(2)
===================================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                           (0.68)%       (0.71)%        (0.71)%      (0.44)%        (0.26)%(2)
===================================================================================================================================
Portfolio turnover rate(1)                                      116.46%        75.79%         60.78%       62.83%         62.83%
===================================================================================================================================


--------------------------------------------------------------------------------
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


                              FINANCIAL HIGHLIGHTS


WESTCORE GROWTH AND INCOME FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                  FOR THE
                                                                 YEAR ENDED
                                                                   MAY 31,
                                                                    2000
--------------------------------------------------------------------------------
Net asset value - beginning of the period                         $12.30
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                       (0.06)
Net realized and unrealized gain/(loss)                             5.27
--------------------------------------------------------------------------------
Total income/(loss) from investment operations                      5.21
--------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                               (0.01)
Distributions from net realized gain                               (2.26)
--------------------------------------------------------------------------------
Total distributions                                                (2.27)
--------------------------------------------------------------------------------
Net asset value - end of period                                   $15.24
--------------------------------------------------------------------------------
Total return                                                       44.88%
===============================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $16,157
----------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.15%
----------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers         1.73%
===============================================================================
Ratio of net investment income/(loss) to average net assets        (0.46)%
===============================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                             (1.04)%
===============================================================================
Portfolio turnover rate(1)                                         81.19%
===============================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $11,301,169 and $13,655,734, respectively.

(2)      Annualized.

(3) Per share amounts calculated based on the average shares outstanding during the period.

(4)      Less than $.005 per share.

*        For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements


--------------------------------------------------------------------------------
110                        Annual Report May 31, 2000            [WESTCORE LOGO]

                                                                                                      INSTITUTIONAL      RETAIL
                                                                                                         SHARES          SHARES
                                                                                                         ------          ------
                                                               FOR THE       FOR THE       FOR THE       FOR THE        FOR THE
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                                MAY 28,       MAY 29,       MAY 30,       MAY 31,        MAY 31,
                                                                1999(3)        1998          1997          1996           1996*
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning Of The Period                      $13.74         $13.03        $12.32        $10.50          $10.51
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                     0.00(4)        0.01          0.07          0.15            0.05

Net realized and unrealized gain/(loss)                          0.66           2.54          2.19          2.57            0.72
------------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                   0.66           2.55          2.26          2.72            0.77
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                            (0.01)         (0.07)        (0.11)        (0.24)          (0.06)
Distributions from net realized gain                            (2.09)         (1.77)        (1.44)        (0.66)          (0.00)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (2.10)         (1.84)        (1.55)        (0.90)          (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                $12.30         $13.74        $13.03        $12.32          $11.22
====================================================================================================================================
Total return                                                     6.25%         20.74%        19.71%        27.25%           7.35%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $12,789       $15,160       $20,725       $25,387          $3,921
====================================================================================================================================
Ratio of expenses to average net assets                          1.15%          1.15%         1.15%         1.22%           1.58%(2)
====================================================================================================================================
Ratio of expenses to average net assets without fee waivers      1.75%          1.71%         1.56%         1.51%           1.61%(2)
====================================================================================================================================
Ratio of net investment income/(loss) to average net assets      0.02%          0.40%         0.75%         1.34%           1.40%(2)
====================================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                          (0.58)%        (0.16)%        0.33%         1.05%           1.37%(2)
====================================================================================================================================
Portfolio turnover rate(1)                                      72.59%          41.40%       39.80%        88.31%          88.31%
====================================================================================================================================

--------------------------------------------------------------------------------
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See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS


WESTCORE INTERNATIONAL FRONTIER FUND
WESTCORE SMALL-CAP GROWTH FUND
WESTCORE SELECT FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  WESTCORE                    WESTCORE               WESTCORE
                                                         INTERNATIONAL FRONTIER FUND    SMALL-CAP GROWTH FUND       SELECT FUND
                                                         ---------------------------    ---------------------       -----------
                                                                   FOR THE                     FOR THE                 FOR THE
                                                                 PERIOD ENDED               PERIOD ENDED            PERIOD ENDED
                                                                    MAY 31,                    MAY 31,                 MAY 31,
                                                                     2000*                      2000**                  2000**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                           $10.00                     $10.00                  $10.00
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                          0.03                      (0.01)                  (0.00)(6)
Net realized and unrealized gain/(loss)                               1.58                       7.03                   13.29
------------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                        1.61                       7.02                   13.29
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                 (0.01)                     (0.03)                  (0.01)
Distributions from net realized gain                                 (0.00)                     (0.00)                  (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.01)                     (0.03)                  (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                     $11.60                     $16.99                  $22.48
====================================================================================================================================
Total return                                                         16.12%                     70.11%                 134.33%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                           $21,613                    $21,771                 $36,037
====================================================================================================================================
Ratio of expenses to average net assets                               1.50%(2)                   1.30%(2)                1.15%(2)
====================================================================================================================================
Ratio of expenses to average net assets without fee waivers           2.08%(2)                   1.72%(2)                1.39%(2)
====================================================================================================================================
Ratio of net investment income/(loss) to average net assets           0.39%(2)                  (0.08)%(2)              (0.02)%(2)
====================================================================================================================================
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                               (0.19)%(2)                 (0.50)%(2)              (0.26)%(2)
====================================================================================================================================
Portfolio turnover rate(1)                                           93.31%(3)                 149.88%(4)             1142.65%(5)
====================================================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

(2)      Annualized.

(3) Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $32,280,702 and $14,204,812, respectively.

(4) Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $57,669,714 and $31,429,598, respectively.

(5) Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $267,570,764 and $250,392,609, respectively.

(6)      Less than ($.005) per share.

*        For the period December 15, 1999 (inception of offering) to May 31,
         2000.

**       For the period October 1, 1999 (inception of offering) to May 31,
         2000.

         See Notes to Financial Statements


--------------------------------------------------------------------------------
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

WESTCORE BLUE CHIP FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                 FOR THE
                                                               YEAR ENDED
                                                                 MAY 31,
                                                                  2000
--------------------------------------------------------------------------------
Net asset value - beginning of the period                        $17.23
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                       0.00
Net realized and unrealized gain/(loss)                            0.02
--------------------------------------------------------------------------------
Total income/(loss) from investment operations                     0.02
--------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                              (0.00)
Distributions from net realized gain                              (2.52)
--------------------------------------------------------------------------------
Total distributions                                               (2.52)
--------------------------------------------------------------------------------
Net asset value - end of period                                  $14.73
================================================================================
Total return                                                       1.01%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $51,892
================================================================================
Ratio of expenses to average net assets                            1.15%
================================================================================
Ratio of expenses to average net assets without fee waivers        1.28%
================================================================================
Ratio of net investment income/(loss) to average net assets        0.02%
================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                            (0.11)%
================================================================================
Portfolio turnover rate(1)                                        73.95%
================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $43,443,983 and $60,894,183, respectively.

See Notes to Financial Statements


--------------------------------------------------------------------------------
113                        Annual Report May 31, 2000            [WESTCORE LOGO]

                              FINANCIAL HIGHLIGHTS

                                                                 FOR THE          FOR THE         FOR THE         FOR THE
                                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                  MAY 28,         MAY 29,         MAY 30,         MAY 31,
                                                                   1999            1998            1997            1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                         $18.81          $18.15          $17.41          $14.70
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                        0.04            0.13            0.19            0.25
Net realized and unrealized gain/(loss)                             1.07            4.66            3.65            4.03
----------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                      1.11            4.79            3.84            4.28
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                               (0.07)          (0.14)          (0.22)          (0.27)
Distributions from net realized gain                               (2.62)          (3.99)          (2.88)          (1.30)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (2.69)          (4.13)          (3.10)          (1.57)
----------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                   $17.23          $18.81          $18.15          $17.41
============================================================================================================================
Total return                                                        7.42%          29.53%          24.28%          30.48%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $69,354         $72,477         $66,450         $68,286
============================================================================================================================
Ratio of expenses to average net assets                             1.15%           1.15%           1.15%           1.10%
============================================================================================================================
Ratio of expenses to average net assets without fee waivers         1.25%           1.23%           1.21%           1.25%
============================================================================================================================
Ratio of net investment income/(loss) to average net assets         0.19%           0.60%           1.02%           1.52%
============================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                              0.09%           0.52%           0.97%           1.38%
============================================================================================================================
Portfolio turnover rate(1)                                         73.39%          48.50%          43.47%          65.11%
============================================================================================================================


--------------------------------------------------------------------------------
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


                              FINANCIAL HIGHLIGHTS


WESTCORE MID-CAP OPPORTUNITY FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                                FOR THE               FOR THE
                                                                              YEAR ENDED           PERIOD ENDED
                                                                                MAY 31,               MAY 28,
                                                                                 2000                  1999*
---------------------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                                       $11.05                $10.00
---------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                     (0.02)                (0.01)
Net realized and unrealized gain/(loss)                                           3.45                  1.06
---------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                                    3.43                  1.05
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income                                             (0.00)(3)             (0.00)
Distributions from net realized gain                                             (0.00)                (0.00)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                              (0.00)                (0.00)
---------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                                 $14.48                $11.05
===============================================================================================================
Total return                                                                     31.08%                10.50%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                        $3,011                $2,585
===============================================================================================================
Ratio of expenses to average net assets                                           1.25%                 1.25%(2)
===============================================================================================================
Ratio of expenses to average net assets without fee waivers                       3.51%                 5.33%(2)
===============================================================================================================
Ratio of net investment income/(loss) to average net assets                      (0.18)%               (0.11)%(2)
===============================================================================================================
Ratio of net investment income/(loss) to average net assets without fee waive    (2.44)%               (4.19)%(2)
===============================================================================================================
Portfolio turnover rate(1)                                                      159.34%                71.65%
===============================================================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $4,048,606 and $4,309,880, respectively.

(2)      Annualized.

(3)      Less than ($.005) per share.

*        For the period October 1, 1998 (inception of offering) to May 28,
         1999.

See Notes to Financial Statements


--------------------------------------------------------------------------------
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


                              FINANCIAL HIGHLIGHTS



WESTCORE SMALL-CAP OPPORTUNITY FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                   FOR THE
                                                                 YEAR ENDED
                                                                   MAY 31,
                                                                    2000
----------------------------------------------------------------------------
Net asset value - beginning of the period                       $      20.18
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.03
Net realized and unrealized gain/(loss)                                 0.01
----------------------------------------------------------------------------
Total income/(loss) from investment operations                          0.04
----------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.09)
Distributions from net realized gain                                   (0.00)
----------------------------------------------------------------------------
Total distributions                                                    (0.09)
----------------------------------------------------------------------------
Net asset value - end of period                                 $      20.13
============================================================================
Total return                                                            0.20%
============================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     34,558
============================================================================
Ratio of expenses to average net assets                                 1.30%
============================================================================
Ratio of expenses to average net assets without fee waivers             1.67%
============================================================================
Ratio of net investment income/(loss) to average net assets             0.25%
============================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                 (0.12)%
============================================================================
Portfolio turnover rate(1)                                             99.84%
============================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $66,836,764 and $116,207,645, respectively.

(2)  Annualized.

*    For the period June 1, 1995 to September 30, 1995.


See Notes to Financial Statements



--------------------------------------------------------------------------------
116                        Annual Report May 31, 2000            [WESTCORE LOGO]


                                                                  FOR THE            FOR THE            FOR THE
                                                                 YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                                   MAY 28,            MAY 29,            MAY 30,
                                                                    1999               1998               1997
--------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                       $      26.71       $      23.87       $      21.35
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.08               0.01               0.03
Net realized and unrealized gain/(loss)                                (5.35)              6.83               3.37
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                         (5.27)              6.84               3.40
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.05)             (0.03)             (0.02)
Distributions from net realized gain                                   (1.21)             (3.97)             (0.86)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (1.26)             (4.00)             (0.88)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                 $      20.18       $      26.71       $      23.87
====================================================================================================================
Total return                                                          (19.72)%            30.40%             16.28%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     88,635       $     61,069       $     35,962
====================================================================================================================
Ratio of expenses to average net assets                                 1.30%              1.30%              1.30%
====================================================================================================================
Ratio of expenses to average net assets without fee waivers             1.63%              1.66%              1.69%
====================================================================================================================
Ratio of net investment income/(loss) to average net assets             0.37%              0.03%              0.11%
====================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  0.04%             (0.33)%            (0.28)%
====================================================================================================================
Portfolio turnover rate(1)                                             82.47%             78.48%             77.73%
====================================================================================================================

                                                                INSTITUTIONAL SHARES   RETAIL SHARES
                                                                       FOR THE            FOR THE
                                                                      YEAR ENDED        PERIOD ENDED
                                                                        MAY 31,            MAY 31,
                                                                         1996               1996*
----------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                            $      15.95       $      15.95
----------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                 0.04               0.01
Net realized and unrealized gain/(loss)                                      5.86               2.25
----------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                               5.90               2.26
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                        (0.06)             (0.02)
Distributions from net realized gain                                        (0.44)             (0.00)
----------------------------------------------------------------------------------------------------
Total distributions                                                         (0.50)             (0.02)
----------------------------------------------------------------------------------------------------
Net asset value - end of period                                      $      21.35       $      18.19
====================================================================================================
Total return                                                                37.49%             14.14%
====================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                             $     23,951       $      1,072
====================================================================================================
Ratio of expenses to average net assets                                      1.30%              1.48%(2)
====================================================================================================
Ratio of expenses to average net assets without fee waivers                  2.20%              2.53%(2)
====================================================================================================
Ratio of net investment income/(loss) to average net assets                  0.24%              0.16%(2)
====================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                      (0.67)%            (0.89)%(2)
====================================================================================================
Portfolio turnover rate(1)                                                  47.83%             47.83%
====================================================================================================



--------------------------------------------------------------------------------
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

                              FINANCIAL HIGHLIGHTS



WESTCORE LONG-TERM BOND FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                   FOR THE
                                                                 YEAR ENDED
                                                                   MAY 31,
                                                                    2000
----------------------------------------------------------------------------
Net asset value - beginning of the period                       $       9.87
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.58
Net realized and unrealized gain/(loss)                                (0.58)
----------------------------------------------------------------------------
Total income/(loss) from investment operations                          0.00
----------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.58)
Distributions from net realized gain                                   (0.10)
----------------------------------------------------------------------------
Total distributions                                                    (0.68)
----------------------------------------------------------------------------
Net asset value - end of period                                 $       9.19
============================================================================
Total return                                                            0.11%
============================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     23,596
============================================================================
Ratio of expenses to average net assets                                 0.95%
============================================================================
Ratio of expenses to average net assets without fee waivers             1.26%
============================================================================
Ratio of net investment income/(loss) to average net assets             6.11%
============================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  5.80%
============================================================================
Portfolio turnover rate(1)                                             36.02%
============================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $10,617,290 and $7,773,879, respectively.

See Notes to Financial Statements



--------------------------------------------------------------------------------
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

                                                                   FOR THE            FOR THE
                                                                 YEAR ENDED         YEAR ENDED
                                                                   MAY 28,            MAY 29,
                                                                    1999               1998
-----------------------------------------------------------------------------------------------
Net asset value - beginning of the period                       $      10.36       $       9.67
-----------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.57               0.60
Net realized and unrealized gain/(loss)                                (0.43)              0.96
-----------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                          0.14               1.56
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.57)             (0.60)
Distributions from net realized gain                                   (0.06)             (0.27)
-----------------------------------------------------------------------------------------------
Total distributions                                                    (0.63)             (0.87)
-----------------------------------------------------------------------------------------------
Net asset value - end of period                                 $       9.87       $      10.36
===============================================================================================
Total return                                                            1.21%             16.63%
===============================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     21,798       $     18,466
===============================================================================================
Ratio of expenses to average net assets                                 0.95%              0.95%
===============================================================================================
Ratio of expenses to average net assets without fee waivers             1.22%              1.23%
===============================================================================================
Ratio of net investment income/(loss) to average net assets             5.47%              5.87%
===============================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  5.21%              5.58%
===============================================================================================
Portfolio turnover rate(1)                                             15.97%             11.05%
===============================================================================================

                                                                   FOR THE            FOR THE
                                                                 YEAR ENDED         YEAR ENDED
                                                                   MAY 30,            MAY 31,
                                                                    1997               1996
-----------------------------------------------------------------------------------------------
Net asset value - beginning of the period                       $       9.59       $       9.87
-----------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.62               0.61
Net realized and unrealized gain/(loss)                                 0.26              (0.27)
-----------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                          0.88               0.34
-----------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.63)             (0.62)
Distributions from net realized gain                                   (0.17)             (0.00)
-----------------------------------------------------------------------------------------------
Total distributions                                                    (0.80)             (0.62)
-----------------------------------------------------------------------------------------------
Net asset value - end of period                                 $       9.67       $       9.59
===============================================================================================
Total return                                                            9.40%              3.41%
===============================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     20,160       $     25,070
===============================================================================================
Ratio of expenses to average net assets                                 0.95%              0.90%
===============================================================================================
Ratio of expenses to average net assets without fee waivers             1.15%              1.07%
===============================================================================================
Ratio of net investment income/(loss) to average net assets             6.37%              6.07%
===============================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  6.18%              5.90%
===============================================================================================
Portfolio turnover rate(1)                                             27.76%             33.10%
===============================================================================================



--------------------------------------------------------------------------------
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

                              FINANCIAL HIGHLIGHTS



WESTCORE INTERMEDIATE-TERM BOND FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                                                   FOR THE
                                                                 YEAR ENDED
                                                                   MAY 31,
                                                                    2000
----------------------------------------------------------------------------
Net asset value - beginning of the period                       $      10.27
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.63
Net realized and unrealized gain/(loss)                                (0.46)
----------------------------------------------------------------------------
Total income/(loss) from investment operations                          0.17
----------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.63)
Distributions from net realized gain                                   (0.00)
----------------------------------------------------------------------------
Total distributions                                                    (0.63)
----------------------------------------------------------------------------
Net asset value - end of period                                 $       9.81
============================================================================
Total return                                                            1.67%
============================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     34,208
============================================================================
Ratio of expenses to average net assets                                 0.85%
============================================================================
Ratio of expenses to average net assets without fee waivers             1.11%
============================================================================
Ratio of net investment income/(loss) to average net assets             6.18%
============================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  5.92%
============================================================================
Portfolio turnover rate(1)                                             37.26%
============================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $13,402,994 and $18,326,477, respectively.

(2)  Annualized.

*    For the period June 1, 1995 to September 30, 1995.

See Notes to Financial Statements



--------------------------------------------------------------------------------
120                        Annual Report May 31, 2000            [WESTCORE LOGO]


                                                                   FOR THE            FOR THE            FOR THE
                                                                 YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                                   MAY 28,            MAY 29,            MAY 30,
                                                                    1999               1998               1997
------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                       $      10.51       $      10.23       $      10.10
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.61               0.61               0.60
Net realized and unrealized gain/(loss)                                (0.24)              0.28               0.13
------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                          0.37               0.89               0.73
------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.61)             (0.61)             (0.60)
Distributions from net realized gain                                   (0.00)             (0.00)             (0.00)
------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (0.61)             (0.61)             (0.60)
------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                 $      10.27       $      10.51       $      10.23
==================================================================================================================
Total return                                                            3.54%              8.88%              7.43%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     41,155       $     50,159       $     63,169
==================================================================================================================
Ratio of expenses to average net assets                                 0.85%              0.85%              0.85%
==================================================================================================================
Ratio of expenses to average net assets without fee waivers             1.01%              0.98%              0.97%
==================================================================================================================
Ratio of net investment income/(loss) to average net assets             5.72%              5.77%              5.81%
==================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  5.57%              5.65%              5.68%
==================================================================================================================
Portfolio turnover rate(1)                                             24.68%             23.45%             27.47%
==================================================================================================================

                                                                INSTITUTIONAL SHARES  RETAIL SHARES
                                                                --------------------  -------------
                                                                        FOR THE            FOR THE
                                                                     YEAR ENDED        PERIOD ENDED
                                                                       MAY 31,            MAY 31,
                                                                        1996               1996*
---------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                           $      10.27       $      10.27
---------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                0.60               0.20
Net realized and unrealized gain/(loss)                                    (0.17)              0.04
---------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                              0.43               0.24
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                       (0.60)             (0.21)
Distributions from net realized gain                                       (0.00)             (0.00)
---------------------------------------------------------------------------------------------------
Total distributions                                                        (0.60)             (0.21)
---------------------------------------------------------------------------------------------------
Net asset value - end of period                                     $      10.10       $      10.30
===================================================================================================
Total return                                                                4.26%              2.34%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                            $     83,039       $      2,781
===================================================================================================
Ratio of expenses to average net assets                                     0.81%              0.95%(2)
===================================================================================================
Ratio of expenses to average net assets without fee waivers                 0.92%              0.97%(2)
===================================================================================================
Ratio of net investment income/(loss) to average net assets                 5.78%              5.74%(2)
===================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                      5.67%              5.72%(2)
===================================================================================================
Portfolio turnover rate(1)                                                 71.97%             71.97%
===================================================================================================




--------------------------------------------------------------------------------
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

                              FINANCIAL HIGHLIGHTS


WESTCORE COLORADO TAX-EXEMPT FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                   FOR THE
                                                                 YEAR ENDED
                                                                   MAY 31,
                                                                    2000
----------------------------------------------------------------------------
Net asset value - beginning of the period                       $      11.01
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.46
Net realized and unrealized gain/(loss)                                (0.61)
----------------------------------------------------------------------------
Total income/(loss) from investment operations                         (0.15)
----------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.46)
Distributions from net realized gain                                   (0.00)
----------------------------------------------------------------------------
Total distributions                                                    (0.46)
----------------------------------------------------------------------------
Net asset value - end of period                                 $      10.40
============================================================================
Total return                                                           (1.36)%
============================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     37,055
============================================================================
Ratio of expenses to average net assets                                 0.63%
============================================================================
Ratio of expenses to average net assets without fee waivers             1.14%
============================================================================
Ratio of net investment income/(loss) to average net assets             4.28%
============================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  3.77%
============================================================================
Portfolio turnover rate(1)                                             19.76%
============================================================================

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2000 were $7,627,019 and $14,052,638, respectively.

See Notes to Financial Statements



--------------------------------------------------------------------------------
122                        Annual Report May 31, 2000            [WESTCORE LOGO]

                                                                   FOR THE          FOR THE           FOR THE            FOR THE
                                                                 YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                                   MAY 28,          MAY 29,           MAY 30,            MAY 31,
                                                                    1999             1998              1997               1996
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of the period                       $      11.06     $      10.78      $      10.61       $      10.70
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                            0.47             0.50              0.50               0.52
Net realized and unrealized gain/(loss)                                (0.05)            0.28              0.17              (0.10)
----------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                          0.42             0.78              0.67               0.42
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                   (0.47)           (0.50)            (0.50)             (0.51)
Distributions from net realized gain                                   (0.00)           (0.00)            (0.00)             (0.00)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (0.47)           (0.50)            (0.50)             (0.51)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                 $      11.01     $      11.06      $      10.78       $      10.61
==================================================================================================================================
Total return                                                            3.80%            7.32%             6.46%              3.97%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $     45,506     $     31,501      $     21,348       $     13,922
==================================================================================================================================
Ratio of expenses to average net assets                                 0.53%            0.50%             0.50%              0.44%
==================================================================================================================================
Ratio of expenses to average net assets without fee waivers             1.09%            1.17%             1.21%              1.43%
==================================================================================================================================
Ratio of net investment income/(loss) to average net assets             4.21%            4.54%             4.73%              4.87%
==================================================================================================================================
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                  3.65%            3.87%             4.02%              3.88%
==================================================================================================================================
Portfolio turnover rate(1)                                             12.12%           24.94%            30.78%             10.23%
==================================================================================================================================


--------------------------------------------------------------------------------
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

                          NOTES TO FINANCIAL STATEMENTS



1. SIGNIFICANT ACCOUNTING POLICIES

     Westcore Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Growth and Income, Westcore International Frontier, Westcore Small-Cap Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds ("the Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds, for book and tax purposes, have a fiscal year of May 31. From October 11, 1993 to September 30, 1995, Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity and Westcore Intermediate-Term Bond Funds offered Institutional and Retail classes of shares with a front-end load and their own distribution/administrative service plan. On October 1, 1995 the Retail class was merged into the Institutional class at the respective net asset value per share. The distribution/administrative service plan on the Retail class was discontinued. The front-end sales load on all the Funds was also discontinued.

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

     INVESTMENT VALUATION - Securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued at the closing price on the principal stock exchange on which they are



--------------------------------------------------------------------------------
124                        Annual Report May 31, 2000            [WESTCORE LOGO]

                          NOTES TO FINANCIAL STATEMENTS



traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

     FOREIGN SECURITIES - All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

     The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

     FEDERAL INCOME TAXES - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 31, 2000 the Westcore Small-Cap Opportunity, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of approximately $6,800,000, $1,100,000 and $82,000 respectively, which will expire through 2008.

     The Westcore Small-Cap Growth, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds intend to elect to defer to their fiscal year ending May 31, 2001, approximately $609,000, $3,400,000, $1,300, $217,000 and $510,000 of losses, respectively, recognized during the period November 1, 1999 to May 31, 2000.




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

                          NOTES TO FINANCIAL STATEMENTS



     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS - Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

     The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended May 31, 2000, $18,273 and $30,157 for the Westcore Small-Cap Growth and Westcore Small-Cap Opportunity Funds, respectively, have been reclassified to paid-in-capital to reflect a post-December net investment loss which may not be offset against capital gains or carried forward for tax purposes. In addition, $2,178,277 and $257,867 for the Westcore MIDCO Growth and Westcore Growth and Income Funds, respectively, have been reclassified to accumulated net realized gain (loss) on investments to reflect an accumulated net investment loss which was offset against short-term capital gains. The calculation of net investment income in the Financial Highlights excludes these adjustments.

     DISTRIBUTIONS - Distributions of net investment income, if any, are made annually for the Westcore MIDCO Growth, Westcore International Frontier, Westcore Small-Cap Growth and Westcore Select Funds, quarterly for the Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds and monthly for the Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

     ORGANIZATION COSTS - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are expensed as incurred.

     SECURITIES LENDING - The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the




--------------------------------------------------------------------------------
126                        Annual Report May 31, 2000            [WESTCORE LOGO]

                          NOTES TO FINANCIAL STATEMENTS



loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of May 31, 2000, the value of securities loaned of the Westcore MIDCOGrowth, Westcore Growth and Income, Westcore Blue Chip, and Westcore Long-Term Bond Funds amount to $41,556,131, $26,350, $1,220,869 and $556,640, respectively. The value of collateral of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip and Westcore Long-Term Bond Funds amounts to $42,635,584, $27,453, $1,267,301 and $617,500, respectively.

     ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES - Trust expenses which are not series specific are allocated to each series based upon its relative proportion of net assets and/or open accounts to the Trust's totals. From October 11, 1993 to September 30, 1995 the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity, and Westcore Intermediate-Term Bond Funds allocated income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon their relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class were charged against the operations of that class.

     WHEN-ISSUED SECURITIES - Each Fund may purchase or sell securities on a "when issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent each Fund makes such purchases while remaining substantially fully invested.

     OTHER - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.




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
                          NOTES TO FINANCIAL STATEMENTS


2. SHARES OF BENEFICIAL INTEREST

     On May 31, 2000, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:


WESTCORE EQUITY GROWTH FUNDS

WESTCORE MIDCO GROWTH FUND

                                                              FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                                  MAY 31, 2000         MAY 28, 1999
------------------------------------------------------------------------------------------------------
Shares sold                                                         9,954,344           43,718,217
Shares issued as reinvestment of dividends and distributions        4,713,747            3,448,682
------------------------------------------------------------------------------------------------------
Total                                                              14,668,091           47,166,899
Shares redeemed                                                   (15,698,064)         (60,812,161)
------------------------------------------------------------------------------------------------------
Net decrease in shares                                             (1,029,973)         (13,645,262)
======================================================================================================

WESTCORE GROWTH AND INCOME FUND


                                                              FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                                  MAY 31, 2000          MAY 28, 1999
------------------------------------------------------------------------------------------------------
Shares sold                                                           271,356              283,005
Shares issued as reinvestment of dividends and distributions          148,508              165,621
------------------------------------------------------------------------------------------------------
Total                                                                 419,864              448,626
Shares redeemed                                                      (399,393)            (512,077)
------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                      20,471              (63,451)
======================================================================================================


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128                        Annual Report May 31, 2000            [WESTCORE LOGO]

                          NOTES TO FINANCIAL STATEMENTS




WESTCORE INTERNATIONAL FRONTIER FUND


                                                                FOR THE PERIOD FROM
                                                                 DECEMBER 15, 1999
                                                                  (INCEPTION) TO
                                                                   MAY 31, 2000
-----------------------------------------------------------------------------------
Shares sold                                                          3,219,658
Shares issued as reinvestment of dividends and distributions             1,488
-----------------------------------------------------------------------------------
Total                                                                3,221,146
Shares redeemed                                                     (1,358,318)
-----------------------------------------------------------------------------------
Net increase in shares                                               1,862,828
====================================================================================


WESTCORE SMALL-CAP GROWTH FUND


                                                                FOR THE PERIOD FROM
                                                                  OCTOBER 1, 1999
                                                                  (INCEPTION) TO
                                                                   MAY 31, 2000
-----------------------------------------------------------------------------------
Shares sold                                                          3,437,335
Shares issued as reinvestment of dividends and distributions             1,282
-----------------------------------------------------------------------------------
Total                                                                3,438,617
Shares redeemed                                                     (2,157,440)
-----------------------------------------------------------------------------------
Net increase in shares                                               1,281,177
====================================================================================


WESTCORE SELECT FUND


                                                                FOR THE PERIOD FROM
                                                                  OCTOBER 1, 1999
                                                                  (INCEPTION) TO
                                                                   MAY 31, 2000
-----------------------------------------------------------------------------------
Shares sold                                                          2,775,670
Shares issued as reinvestment of dividends and distributions            59,131
-----------------------------------------------------------------------------------
Total                                                                2,834,801
Shares redeemed                                                     (1,231,992)
-----------------------------------------------------------------------------------
Net increase in shares                                               1,602,809
====================================================================================


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


                          NOTES TO FINANCIAL STATEMENTS


WESTCORE EQUITY VALUE FUNDS

WESTCORE BLUE CHIP FUND


                                                              FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                                  MAY 31, 2000        MAY 28, 1999
----------------------------------------------------------------------------------------------------
Shares sold                                                         1,301,710           2,062,604
Shares issued as reinvestment of dividends and distributions          607,474             585,083
----------------------------------------------------------------------------------------------------
Total                                                               1,909,184           2,647,687
Shares redeemed                                                    (2,413,432)         (2,474,945)
----------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                    (504,248)            172,742
====================================================================================================


WESTCORE MID-CAP OPPORTUNITY FUND


                                                                                  FOR THE PERIOD FROM
                                                                                    OCTOBER 1, 1998
                                                               FOR THE YEAR ENDED   (INCEPTION) TO
                                                                   MAY 31, 2000       MAY 28, 1999
-----------------------------------------------------------------------------------------------------
Shares acquired from separately managed
   investment partnership                                                   0             221,124
Shares sold                                                            30,455              38,815
Shares issued as reinvestment of dividends and distributions               61                   0
-----------------------------------------------------------------------------------------------------
Total                                                                  30,516             259,939
Shares redeemed                                                       (56,619)            (25,907)
-----------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                     (26,103)            234,032
=====================================================================================================


WESTCORE SMALL-CAP OPPORTUNITY FUND


                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                                  MAY 31, 2000        MAY 28, 1999
-------------------------------------------------------------------------------------------------------------------
Shares sold                                                         2,232,713           5,772,830
Shares issued as reinvestment of dividends and distributions           14,239             247,647
-------------------------------------------------------------------------------------------------------------------
Total                                                               2,246,952           6,020,477
Shares redeemed                                                    (4,923,333)         (3,913,368)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                  (2,676,381)          2,107,109
===================================================================================================================


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130                        Annual Report May 31, 2000            [WESTCORE LOGO]

                          NOTES TO FINANCIAL STATEMENTS


WESTCORE BOND FUNDS

WESTCORE LONG-TERM BOND FUND


                                                                FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                                   MAY 31, 2000              MAY 28, 1999
------------------------------------------------------------------------------------------------------------
Shares sold                                                           946,059                  920,644
Shares issued as reinvestment of dividends and distributions          164,666                  118,714
------------------------------------------------------------------------------------------------------------
Total                                                               1,110,725                1,039,358
Shares redeemed                                                      (750,208)                (613,980)
------------------------------------------------------------------------------------------------------------
Net increase in shares                                                360,517                  425,378
============================================================================================================


WESTCORE INTERMEDIATE-TERM BOND FUND


                                                              For the Year Ended        For the Year Ended
                                                                  May 31, 2000             May 28, 1999
------------------------------------------------------------------------------------------------------------
Shares sold                                                         2,555,023                2,029,671
Shares issued as reinvestment of dividends and distributions          206,930                  215,203
------------------------------------------------------------------------------------------------------------
Total                                                               2,761,953                2,244,874
Shares redeemed                                                    (3,281,234)              (3,008,242)
------------------------------------------------------------------------------------------------------------
Net decrease in shares                                               (519,281)                (763,368)
============================================================================================================


WESTCORE COLORADO TAX-EXEMPT FUND


                                                               FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                                  MAY 31, 2000             MAY 28, 1999
------------------------------------------------------------------------------------------------------------
Shares sold                                                           925,356                1,811,592
Shares issued as reinvestment of dividends and distributions          125,311                  112,684
------------------------------------------------------------------------------------------------------------
Total                                                               1,050,667                1,924,276
Shares redeemed                                                    (1,620,373)                (636,979)
------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                    (569,706)               1,287,297
============================================================================================================


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


                          NOTES TO FINANCIAL STATEMENTS


3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

WESTCORE EQUITY GROWTH FUNDS


                                              WESTCORE             WESTCORE      WESTCORE
                                               MIDCO             GROWTH AND    INTERNATIONAL
                                            GROWTH FUND          INCOME FUND   FRONTIER FUND
--------------------------------------------------------------------------------------------
As of May 31, 2000
Gross appreciation (excess of
   value over tax cost)                     $ 80,137,322         $ 6,178,794    $ 2,680,108
Gross depreciation (excess of
   tax cost over value)                      (20,073,028)           (399,820)    (1,780,946)
--------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)  $ 60,064,294         $ 5,778,974    $   899,162
============================================================================================
Cost of investments for
   income tax purposes                      $213,515,887         $10,383,213    $20,509,963
============================================================================================


                                                                  WESTCORE       WESTCORE
                                                                  SMALL-CAP       SELECT
                                                                 GROWTH FUND       FUND
--------------------------------------------------------------------------------------------
As of May 31, 2000
Gross appreciation (excess of
   value over tax cost)                                          $ 1,458,843    $ 1,476,748
Gross depreciation (excess of
   tax cost over value)                                           (7,243,253)      (931,054)
--------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)                       $(5,784,410)   $   545,694
============================================================================================
Cost of investments for
   income tax purposes                                           $28,112,143    $44,966,702
============================================================================================


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132                        Annual Report May 31, 2000            [WESTCORE LOGO]

                          NOTES TO FINANCIAL STATEMENTS


WESTCORE EQUITY VALUE FUNDS


                                                  WESTCORE              WESTCORE          WESTCORE
                                                  BLUE CHIP             MID-CAP           SMALL-CAP
                                                    FUND            OPPORTUNITY FUND   OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------
As of May 31, 2000
Gross appreciation (excess of
   value over tax cost)                           $10,562,996         $    442,098        $ 3,268,680
Gross depreciation (excess of
   tax cost over value)                            (2,170,597)            (241,251)        (2,823,984)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)        $ 8,392,399         $    200,847        $   444,696
=======================================================================================================
Cost of investments for
   income tax purposes                            $44,798,356         $  2,898,185        $35,195,951
=======================================================================================================


WESTCORE BOND FUNDS


                                                  WESTCORE             WESTCORE            WESTCORE
                                                  LONG-TERM       INTERMEDIATE-TERM        COLORADO
                                                  BOND FUND            BOND FUND        TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------------------
As of May 31, 2000
Gross appreciation (excess of
   value over tax cost)                           $   445,124         $     47,298        $    77,455
Gross depreciation (excess of
   tax cost over value)                            (1,253,149)          (1,279,130)        (1,258,075)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation/(depreciation)        $  (808,025)        $ (1,231,832)       $(1,180,620)
=======================================================================================================
Cost of investments for
   income tax purposes                            $24,762,123         $ 35,004,138        $37,692,760
=======================================================================================================


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


                          NOTES TO FINANCIAL STATEMENTS


4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND
   OTHER RELATED PARTY TRANSACTIONS

     The Trust has entered into an advisory agreement with Denver Investment Advisors LLC ("DIA") for all Funds. DIA succeeded First Interstate Capital Management, Inc. ("FICM") as investment adviser to the Westcore Long-Term Bond and the Westcore Colorado Tax-Exempt Funds on October 1, 1995. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders and contains terms and conditions similar to those which were in these Funds' former advisory agreement.

     Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 1.20%, 1.00%, 0.65%, 0.65%, 0.75%, 1.00%, 0.45%, 0.45% and 0.50% of the average net assets for Westcore MIDCO Growth, Westcore Growth and Income, Westcore International Frontier, Westcore Small-Cap Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds, respectively.

     Effective October 1, 1995, ALPS Mutual Fund Services, Inc. ("ALPS") and DIA entered into an administrative agreement to serve as the Funds co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Fund's average net assets.

     The Co-Administrators and the Investment Adviser have advised the Trust that they currently intend to waive fees or reimburse expenses with respect to each of the Funds so that the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore International Frontier, Westcore Small-Cap Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.50%, 1.30%, 1.15%, 1.15%, 1.25%, 1.30%, 0.95%, 0.85%, and 0.65%,
respectively. Without such fee waivers, for the period ended May 31, 2000, the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore International Frontier, Westcore Small-Cap Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond, and Westcore Colorado Tax-Exempt Funds would be 1.21%, 1.73%, 2.08%, 1.72%, 1.39%, 1.28%, 3.51%, 1.67%, 1.26%, 1.11%, and 1.14%, respectively.


--------------------------------------------------------------------------------
134                        Annual Report May 31, 2000            [WESTCORE LOGO]

                          NOTES TO FINANCIAL STATEMENTS


     Certain officers of the Funds are also officers of DIA. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

     Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

     The Trust has a Trustee Deferred Compensation Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the Deferral Plan will not affect the net assets of the Fund.

     Shareholders holding more than 5% of the Funds' outstanding shares as of May 31, 2000, constituted 13.88% of Westcore MIDCO Growth Fund, 24.19% of Westcore Growth and Income Fund, 26.86% of Westcore International Frontier Fund, 13.24% of Westcore Small-Cap Growth Fund, 17.03% of Westcore Select Fund, 49.20% of Westcore Blue Chip Fund, 69.66% of Westcore Mid-Cap Opportunity Fund, 49.84% of Westcore Small-Cap Opportunity Fund, 73.36% of Westcore Long-Term Bond Fund, 58.60% of Westcore Intermediate-Term Bond Fund and 11.24% of Westcore Colorado Tax-Exempt Fund. Included in the percentages above are holdings of DIA and/or certain officers of DIA representing 6.52% of Westcore Growth and Income Fund, 10.75% of Westcore International Frontier Fund, 7.76% of Westcore Small-Cap Growth Fund, 11.08% of Westcore Select Fund, 62.07% of Westcore Mid-Cap Opportunity Fund and 5.88% of Westcore Colorado Tax-Exempt Fund.


5. ACQUISITION OF ASSETS

     On October 1, 1998, the Westcore Mid-Cap Opportunity Fund acquired all of the assets of a separately managed investment partnership, managed by DIA, at fair market value in a tax-free exchange for shares of the Fund, as stipulated in the Conversion Agreement approved by the Trust's Board of Trustees. The following is a summary of shares issued, net assets acquired, and unrealized depreciation as of October 1, 1998:

         Shares issued                        221,124
         Net assets acquired               $2,211,243
         Unrealized depreciation           $ (255,667)


--------------------------------------------------------------------------------
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


                          NOTES TO FINANCIAL STATEMENTS


6. ILLIQUID OR RESTRICTED SECURITIES

     As of May 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of May 31, 2000 for the Westcore Small-Cap Growth, Westcore Select, Westcore Long-Term Bond and Westcore Intermediate-Term Bond Funds was $1,898,635, $562,500, $226,907 and $648,685
respectively, which represents 8.72%, 1.56%, .96% and 1.90% of the Funds' net assets, respectively. Of the preceding amounts for the Westcore Small-Cap Growth, Westcore Select, Westcore Long-Term Bond and Westcore Intermediate-Term Bond Funds, $1,898,635, $562,500, $0 and $0, respectively, is considered restricted. Information concerning restricted securities is as follows:


                                                                         VALUATION PER UNIT
SECURITY                            ACQUISITION DATES  COST PER UNIT     AS OF MAY 31, 2000
-------------------------------------------------------------------------------------------
WESTCORE SMALL-CAP GROWTH FUND
COMMON STOCKS
MSI Holdings Inc.                       02/11/2000         $ 6.00               $9.12
Precision Optics Corp.                  03/14/2000         $16.74               $7.10
WARRANTS
Precision Optics Corp.                  03/14/2000         $ 4.52               $0.19
WESTCORE SELECT FUND
COMMON STOCKS
World Wireless Communications Inc.      02/16/2000         $ 3.00               $2.81
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
136                        Annual Report May 31, 2000            [WESTCORE LOGO]

                          NOTES TO FINANCIAL STATEMENTS


7. SHAREHOLDER TAX INFORMATION (UNAUDITED)

     Certain tax information regarding the Westcore Trust is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended May 31, 2000. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 1999.

     During the fiscal year ended May 31, 2000, 99.93% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends. In addition, 100%, 0%, 8%, 47%, 100% and 100% of the dividends paid by the Westcore Growth and Income, Westcore International Frontier, Westcore Small-Cap Growth, Westcore Select, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds from net investment income, respectively, qualify for the corporate dividends received deduction.

     During the fiscal year ended May 31, 2000, the Westcore Funds paid the following distributions:


                                          ORDINARY             CAPITAL                TOTAL
                                      INCOME DIVIDENDS    GAINS DISTRIBUTIONS     DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
Westcore MIDCO Growth Fund                 $0.55                 $8.30                $8.85
Westcore Growth and Income Fund             0.01                  2.26                 2.27
Westcore International Frontier Fund        0.01                  0.00                 0.01
Westcore Small-Cap Growth Fund              0.03                  0.00                 0.03
Westcore Select Fund                        0.81                  0.00                 0.81
Westcore Blue Chip Fund                     0.04                  2.48                 2.52
Westcore Mid-Cap Opportunity Fund           0.00                  0.00                 0.00
Westcore Small-Cap Opportunity Fund         0.09                  0.00                 0.09
Westcore Long-Term Bond Fund                0.58                  0.10                 0.68
Westcore Intermediate-Term Bond Fund        0.63                  0.00                 0.63
Westcore Colorado Tax-Exempt Fund           0.46                  0.00                 0.46
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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


                          INDEPENDENT AUDITORS' REPORT


     TO THE BOARD OF TRUSTEES AND SHAREHOLDERS,
     WESTCORE TRUST:


     We have audited the accompanying statements of assets and liabilities, including the statements of investments of the Westcore Trust (comprising, respectively, the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore International Frontier Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore Long-Term Bond Fund, Westcore Intermediate-Term Bond Fund, and Westcore Colorado Tax-Exempt Fund, collectively, the "Trust") as of May 31, 2000, the related statements of operations for the period then ended and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Westcore Trust as of May 31, 2000, the results of their operations for the period then ended, and the changes in their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP                               [DELOITTE & TOUCHE LLP LOGO]
Denver, Colorado
June 30, 2000


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                      BETTER RESEARCH MAKES THE DIFFERENCE.




370 17th Street
Suite 3100
Denver, CO 80202
1-800-392-CORE (2673)
www.westcore.com




WESTCORE OFFICERS AND TRUSTEES:
Jack D. Henderson, Chairman
McNeil S. Fiske, Trustee
James B. O'Boyle, Trustee
Lyman E. Seely, Trustee
Robert L. Stamp, Trustee
Kenneth V. Penland, President
Jasper R. Frontz, Treasurer
Lisa A. Bruckert, Asst. Treasurer
W. Bruce McConnel, III, Secretary









This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.
WC123